         additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Agent were the sole and absolute owner thereof (and the Borrower agrees to take all such action as may be appropriate to give effect to such right);

                 (d) the Agent in its discretion may, in its name or in the name of the Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

                 (e) the Agent may, upon ten business days' prior written notice to the Borrower of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Agent, the other Secured Parties or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Agent or any other Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Borrower, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any Trademark, the goodwill connected with and symbolized by the Trademark subject to such disposition shall be included, and the Borrower shall supply to the Agent or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 4.05, including by virtue of the exercise of the license granted to the Agent in Section 4.04(b) hereof, shall be applied in accordance with Section 4.09 hereof.

                 4.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.05 hereof are





                                  Appendix A-6
insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Borrower shall remain liable for any deficiency.

                 4.07 Removals, Etc. Without at least 30 days' prior written notice to the Agent, the Borrower shall not (i) maintain the Records at any office or maintain its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere, other than at the address set forth in Section 2(a) hereof or (ii) change its name, or the name under which it does business, from the name shown on the signature pages hereto.

                 4.08 Private Sale. The Agent and the other Secured Parties shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.05 hereof conducted in a commercially reasonable manner. The Borrower hereby waives any claims against the Agent or any other Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

                 4.09 Application of Proceeds. Except as otherwise herein expressly provided, if any Event of Default shall have occurred and be continuing, all amounts held in any of the Accounts, and all payments under or in connection with the Assigned Agreements or in respect of the Collateral made to the Borrower and received by or paid over to the Agent or made directly to the Agent, and all proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Agent under this Section 4, may in the discretion of the Agent, (i) be held by the Agent as Collateral for the Secured Obligations and/or (ii) then or at any time thereafter be applied by the Agent:

                 First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Agent and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Agent in connection therewith;

                 Next, to the payment in full of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Secured Parties holding the same may otherwise agree; and

                 Finally, to the payment to the Borrower, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.





                                  Appendix A-6

                 As used in this Section 4, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Borrower or any issuer of or obligor on any of the Collateral.

                 4.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Agent while no Potential Default has occurred and is continuing, upon the occurrence and during the continuance of any Potential Default the Agent is hereby appointed the attorney-in-fact of the Borrower for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments that the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Agent shall be entitled under this Section 4 to make collections in respect of the Collateral, the Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Borrower representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

                 4.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, the Borrower shall (i) file such financing statements and other documents in such offices as the Agent may request to perfect the security interests granted by Section 3 of this Agreement and (ii) cause the Agent to be listed as the lienholder on all certificates of title or ownership relating to Rolling Stock owned by the Borrower.

                 4.12 Termination. When all Secured Obligations shall have been paid in full and the Commitments and Hedge Contracts shall have expired or been terminated, this Agreement shall terminate, and the Agent shall, at the Borrower's expense, forthwith cause to be assigned, transferred and delivered, free and clear of any Lien created by, or as a result of, any action by or on behalf of the Secured Parties, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Borrower and to be released and canceled all licenses and rights referred to in Section 4.04(b) hereof. The Agent shall also, at the Borrower's expense, execute and deliver to the Borrower upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Rolling Stock and such other documentation as shall be reasonably requested by the Borrower to effect the termination and release of the Liens on the Collateral.

                 4.13 Further Assurances. The Borrower agrees that, from time to time upon the written request of the Agent, the Borrower will execute and deliver such further documents and do such other acts and things as the Agent may reasonably request in order fully to effect the purposes of this Agreement.





                                  Appendix A-6

                 4.14 Release of Rolling Stock. So long as no Potential Default shall have occurred and be continuing, upon the request of the Borrower, the Agent shall execute and deliver to the Borrower such instruments as the Borrower shall reasonably request to remove the notation of the Agent as lienholder on any certificate of title for any Rolling Stock; provided that any such instruments shall be delivered, and the release effective only upon receipt by the Agent of a certificate from the Borrower stating that the Rolling Stock the lien on which is to be released is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss).

                 Section 5.  Miscellaneous.

                 5.01 No Waiver. No failure on the part of the Agent or any other Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any other Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                 5.02 Notices. All notices, requests, consents and demands hereunder shall be in writing and telexed, telecopied or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereto or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                 5.03 Expenses. The Borrower agrees to reimburse the Agent and each of the other Secured Parties for all reasonable costs and expenses of the Agent and each of the other Secured Parties (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Potential Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (w) performance by the Agent of any obligations of the Borrower in respect of the Collateral that the Borrower has failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Agent in respect thereof, by litigation or otherwise, including expenses of insurance, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and
(ii) the enforcement of this Section 5.03, and all such costs and





                                  Appendix A-6
expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3 hereof.

                 5.04 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Borrower and the Agent (with the consent of the Lenders as specified in Section 11.11 of the Loan Agreement). Any such amendment or waiver shall be binding upon the Agent, each other Secured Party, each holder of any of the Secured Obligations and the Borrower.

                 5.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Borrower, the Agent, the Lenders and each holder of any of the Secured Obligations (provided, however, that the Borrower shall not assign or transfer its rights hereunder without the prior written consent of the Agent and provided further that any successor to any Secured Obligations arising under any Hedge Contract is a Lender).

                 5.06 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                 5.07 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.

                 5.08 Agents and Attorneys-in-Fact. The Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

                 5.09 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                 5.10 Reinstatement. This Agreement and the Lien created hereunder shall automatically be reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Secured Obligations is rescinded or must otherwise be restored by any holder of the Secured Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Borrower shall indemnify the Agent and each other Secured Party on demand for all reasonable costs and expenses (including, without limitation, fees of





                                  Appendix A-6
counsel) incurred by the Agent or such Secured Party in connection with such rescission or restoration.

                 5.11 NO THIRD PARTY BENEFICIARIES. THE AGREEMENTS OF THE PARTIES HERETO ARE SOLELY FOR THE BENEFIT OF THE BORROWER, THE AGENT AND THE OTHER SECURED PARTIES, AND NO PERSON (OTHER THAN THE PARTIES HERETO, THE LENDERS AND THEIR SUCCESSORS AND ASSIGNS PERMITTED HEREUNDER) SHALL HAVE ANY RIGHTS HEREUNDER.

                 5.12 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, ARE GOVERNED BY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                 5.13 WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENT AND THE OTHER SECURED PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.





                                  Appendix A-6

                 IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.


                                    CR BRIGGS CORPORATION



                                    By _________________________
                                       Title:

                                    Address for Notices:

                                    CR Briggs Corporation
                                    129 East Ridgecrest Boulevard
                                    Ridgecrest, CA 93555

                                    Attention:  Gary C. Huber
                                                  Vice President
                                    Telecopier:  (303) 279-3772
                                    Telephone:   (303) 278-8464
                                    Telex:



                                    BANQUE PARIBAS, NEW YORK BRANCH,
                                      as Agent



                                    By _________________________
                                       Title:


                                    By _________________________
                                       Title:

                                    Address for Notices:

                                    Banque Paribas,
                                      New York Branch
                                    787 Seventh Avenue
                                    New York, NY 10019

                                    Attention:  Thomas K. Emmons
                                    Telecopier:  (212) 841-2555
                                    Telephone:   (212) 841-2922





                                  Appendix A-6

                                     - 18 -
                                       18


                                                                      APPENDIX D
                                                               to Loan Agreement


                               [FORM OF MORTGAGE]


RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

MILBANK, TWEED, HADLEY & McCLOY
1 Chase Manhattan Plaza
New York, New York  10005
Attention:  Jonathan J. Green, Esq.


STATE OF CALIFORNIA

COUNTY OF INYO

                 DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT (PERSONAL PROPERTY INCLUDING MINERAL ORE AND PRODUCTS THEREOF), ASSIGNMENT OF PRODUCTION AND FIXTURE FILING



         THIS DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT (PERSONAL PROPERTY INCLUDING MINERAL ORE AND PRODUCTS THEREOF), ASSIGNMENT OF PRODUCTION, AND FIXTURE FILING (this "Instrument"), dated as of December 6, 1995 but effective as of 7:00 a.m. local time on December 6, 1995 (the "Effective Date"), is from CR BRIGGS CORPORATION, a Colorado corporation (the "Trustor"), with an address of 129 East Ridgecrest Blvd., Ridgecrest, California 93555, Attention: Gary C. Huber, Vice President, to CHICAGO TITLE INSURANCE COMPANY, a California corporation, as trustee, with an address of 700 South Flower, Suite 920, Los Angeles, California 90017, (the "Trustee"), for the benefit of BANQUE PARIBAS, NEW YORK BRANCH, the New York Branch of a banking institution organized under the laws of France ("Banque Paribas"), with an address at 787 Seventh Avenue, New York, NY 10019, Attention: Mr. Thomas K. Emmons, as agent for the equal and ratable benefit of and on behalf of the Secured Parties (as defined in the first recital below) (in such capacity, together with its successors and assigns in such capacity, the "Agent") as to any and all portions of the Mortgage Collateral (as defined in the third recital below).

         THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.





                                  Appendix A-6

         THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES, IT BEING CONTEMPLATED THAT THE TRUSTOR MAY HEREAFTER BECOME INDEBTED TO ANY OR ALL OF THE SECURED PARTIES FOR A FURTHER SUM OR SUMS.

         SUBJECT TO THE PROVISIONS OF SECTION 7.14 HEREOF, THOSE PORTIONS OF THE MORTGAGE COLLATERAL WHICH ARE MINERALS OR OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH, AND THE ACCOUNTS RELATING THERETO, WILL BE FINANCED AT THE MINES OR PITS (THE "GOLD MINE") LOCATED ON THE LAND DESCRIBED OR REFERRED TO IN EXHIBITS A, B AND C ATTACHED HERETO, WHICH IS INCORPORATED HEREIN AND MADE A PART HEREOF BY THIS REFERENCE.

         PORTIONS OF THE MORTGAGE COLLATERAL ARE GOODS WHICH ARE OR ARE TO BECOME AFFIXED TO OR FIXTURES ON THE LAND DESCRIBED IN OR REFERRED TO IN EXHIBITS A, B AND C HERETO. THIS FIXTURE FILING IS TO BE FILED FOR RECORD OR RECORDED, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OF INYO COUNTY CALIFORNIA.

         THE TRUSTOR IS THE OWNER OF A RECORD INTEREST IN THE REAL ESTATE CONCERNED.

         THE AMOUNT INVOLVED IS $200 OR MORE.

         A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT. A POWER OF SALE MAY ALLOW THE AGENT TO TAKE THE MORTGAGE COLLATERAL AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE TRUSTOR UNDER THIS INSTRUMENT.


                                    RECITALS

         1. Capitalized terms used but not defined herein shall have the meanings assigned them in the Loan Agreement dated as of December 6, 1995 (as amended, modified, supplemented or replaced from time to time, the "Loan Agreement"), among the Trustor, the lenders named therein (the "Lenders") and Banque Paribas, as agent for the Lenders. The Lenders have made or shall make loans to the Trustor in the aggregate principal amount of up to Thirty-Four Million Dollars ($34,000,000), in the form of Dollars, or up to the Gold Commitment Amount, in the form of Gold. Each of the Lenders (or their then respective successors or assigns), each Hedge Party and any other holder of any other obligation secured hereby, shall be referred to herein as a "Secured Party."

         2. Each of the Secured Parties is intended to have the ratable benefit, through the Agent, of its pro rata share of the Mortgage Collateral; and the Agent and the Trustee are to act hereunder for the ratable benefit of the Secured Parties in accordance with the terms of this Instrument. All Persons shall be entitled to rely on the written acts of the Agent or, upon the appointment of another agent by the Lenders, such other agent as "Agent" with respect to this Instrument and the Mortgage Collateral without inquiry into the necessity for or existence of consents or approvals by any of the Lenders therefor.





                                  Appendix A-6

         3. The following are hereinafter collectively referred to as the "Mortgage Collateral":

                 A. All of the Trustor's rights, titles and interests in, to and under mineral estates, mineral leases, mineral subleases, patented and unpatented lode, placer and millsite mining claims and other mineral interests and properties, record or possessory in nature, described in Exhibits A, B and C hereto and incorporated herein by reference (collectively, the "Mineral Interests") and in the lands described in Exhibits A, B and C hereto and lands subject to or described in the Mineral Interests, regardless of whether such lands are specifically described in Exhibits A, B and C hereto (the "Lands"), including without limitation the Gold Mine and all other gold, silver or other mineral mines located on, in or under the Lands in which the Trustor owns an interest, and all parts thereof, including without limitation all veins, loads, shafts, ledges, ditches, drains, dips, spurs, angles, chips, tailings, slurry, stock piles, waste piles, slag piles, heap leach pads, tailing pads, tailing ponds, solution ponds, settling ponds, decant ponds, heaps and dumps; as well as any rights, titles and interests hereafter acquired by the Trustor in connection with the Mineral Interests and Lands by operation of law or otherwise, including without limitation rights, titles and interests to and under the Mineral Interests or Lands as the same may be enlarged by the discharge of any payments out of production of Minerals (as defined in paragraph 3.F below) or by the removal of any charges or Liens to which any such rights, titles and estates are subject together with any and all renewals and extensions of any of the Mineral Interests, properties, rights, titles, interests or estates; all contracts and agreements supplemental to, amendatory of, or in substitution for or replacement of the contracts and agreements described or mentioned above; and any and all additional interests of any kind hereafter acquired by the Trustor in and to the Mineral Interests and such properties, rights, titles, interests or estates;

                 B. All other rights, titles and interests of the Trustor of whatever kind or character in, to and under the Mineral Interests or Lands which are described in Exhibits A, B and C hereto, or lands which are otherwise described in any of the patents, deeds, leases or subleases, claims or other instruments described in Exhibits A, B and C hereto, even though such Lands or Mineral Interests may be incorrectly described in, or omitted from, Exhibits A, B and C hereto; as well as any lands hereafter acquired by the Trustor in connection with the Mineral Interests or Lands or any mine located on, in or under the Lands, by operation of law or otherwise;

                 C. All rights, titles, interests and estates now owned or hereafter acquired (by operation of law or otherwise) by the Trustor in and to (i) any and all pooling, unitization or communitization agreements, declarations or orders and the units created thereby covering or affecting the Mineral Interests or Lands; all contracts and agreements that cover, affect or otherwise relate to any of the





                                  Appendix A-6

         Mineral Interests or Lands described or referred to herein or in Exhibits A, B and C hereto, including without limitation all purchase and sale agreements, option agreements, forward sales agreements, drilling agreements, construction agreements, operating agreements, exploration agreements, lay-back agreements, area of mutual interest agreements and equipment purchase agreements and leases, and including without limitation all contracts and agreements that cover, affect or otherwise relate to the construction of mine and mill facilities or the production, sale, purchase, exchange, processing, refining, concentrating, exploiting, extracting, handling, storing, transporting or marketing of Minerals from or attributable to the Mineral Interests or Lands (other than any thereof that relate to the Separately Financed Equipment); (ii) any and all governmental applications, certificates, permits and approvals necessary to or useful in the ownership of the Mortgaged Property (as defined in paragraph 3.E below), the construction of mine and mill facilities, or the mining, extracting, production or processing of the Minerals and the operation of the mine and mill facilities, and; (iii) any and all rights, titles, interests and estates under any agreements hereinafter acquired by the Trustor in connection with the Mineral Interests or Lands by operation of law or otherwise, including without limitation any such contracts and agreements that are supplemental to or amendatory of or in substitution for any contracts or agreements referred to in this paragraph (other than any thereof that relate to the Separately Financed Equipment); the Trustor's and the Agent's intention herein being to cover and affect hereby all interests which the Trustor may now own or may hereafter acquire in and to the Mineral Interests and Lands described in Exhibits A, B and C hereto;

                 D. Any property that may from time to time hereafter, by delivery or by writing of any kind, be subjected to the lien and security interest hereof by the Trustor or by anyone on the Trustor's behalf; and the Agent is hereby authorized to receive the same at any time as additional security hereunder;

                 E. All tenements, hereditaments, appurtenances and properties in anywise appertaining, belonging, affixed or incidental to the Mineral Interests, properties, rights, titles, interests and estates described or referred to in paragraphs A, B, C and D of this third recital, which are now owned or which may hereafter be acquired (by operation of law or otherwise) by the Trustor, including, without limitation, any and all property, real or personal, equipment (other than Separately Financed Equipment), improvements, fixtures and other property now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of the Mineral Interests or Lands and including, without limitation, (i) any and all of Trustor's rights, titles and interests in all improvements, buildings, structures, fixtures, apparatus, equipment, appliances, machinery and parts, engines, boilers, mills, plants, crushers, conveyors, stackers, loaders, tanks, containers, screens, trucks and other vehicles, meters, tools,





                                  Appendix A-6
         implements, cables, valves, fittings, pumps, pumping units, pipelines, wires, towers, electrical, power, telephone and telegraph lines and facilities (other than any thereof that comprise the Separately Financed Equipment); (ii) any and all inventory, supplies and materials, including without limitation, cyanide, cyanide solution, carbon, carbon-in-pulp, sulphur dioxide and other chemicals, chemical elements and compounds; and (iii) any and all surface estates, surface leases, rights-of-way, easements, servitudes and other surface rights situated upon, used, held for use or useful in connection with the development, construction and operation of the Mineral Interests or Lands, together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties (the foregoing rights, interests and properties described in paragraphs A, B, C, D and E of this third recital, and all rights, estates, powers and privileges appurtenant thereto, collectively, the "Mortgaged Property"); and

                 F. All rights, titles, interests and estates now owned or hereafter acquired by the Trustor in and to all gold, gold ore, silver, silver ore and other Minerals in whatever form severed, extracted or produced from the Mortgaged Property, including without limitation gold, gold ore, silver, silver ore and precious metal dore retrieved from any mine or related facility on the Lands, whether discovered at first inspection or as a result of processing, all products refined therefrom and all other Minerals in and under and which may be produced from or are attributable to the Mineral Interests or Lands and the Trustor's interests therein, including all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Mortgaged Property and the Trustor's interests therein, which are subjected or required to be subjected to the liens and security interests of this Instrument; and further including any and all liens and security interests in the Minerals securing payment of proceeds from the sale of Minerals. The term "Minerals" as used in this Instrument shall include gold, gold ore, silver, silver ore, precious metal dore and all other minerals, mineral concentrates, mineral elements and mineral compounds, water and geothermal resources, whether the same are known to exist on the Mortgaged Property or are hereafter discovered thereon, regardless of the method of extraction, mining or processing the same, whether known to exist or hereafter discovered, invented or developed.

                 4. The liens and security interests granted herein by the Trustor to the Trustee in and to the Mortgage Collateral are for the ratable benefit of the Secured Parties, through the Agent, as are any proceeds of the same, and the assignment of production granted herein by the Trustor to the Agent in and to all Minerals, all products obtained or processed therefrom and all revenues, proceeds and payments, including, but not limited to, open market sales of the Minerals on any market, whether already delivered to purchaser or not, now or hereafter attributable to said Minerals and said products of the same (said liens, security interests and assignment of production, collectively, the "Liens").





                                  Appendix A-6

                 IN CONSIDERATION of the sum of ten dollars ($10.00) in hand paid by the Agent to the Trustor, for the performance of the covenants and obligations herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Trustor hereby

                 A. GRANTS, BARGAINS, SELLS, ASSIGNS, TRANSFERS AND CONVEYS the Mortgage Collateral, which constitutes interests in or to real property, under the laws of the state in which located, to the Trustee, IN TRUST, WITH POWER OF SALE, pursuant to this Instrument and applicable law, for the benefit and security of the Agent, but subject to the rights of the Agent under the assignment made in paragraph C below; and

                 B. GRANTS to the Agent a security interest in all of the portions of the Mortgage Collateral which do not constitute real property referred to in paragraph A above;

                 TO HAVE AND TO HOLD the Mortgage Collateral constituting interests in or to real property to the Trustee, and its successors and assigns, forever, in trust, for the security and benefit of the Secured Parties; and the remainder of the Mortgage Collateral to the Agent, its successors and assigns, forever, subject to all of the terms, conditions, covenants and agreements herein set forth;

                 C. ASSIGNS to the Agent any and all of the Trustor's rights in respect of the Minerals, including without limitation, severed and extracted gold, silver, precious metal dore and other Minerals and mineral ore extracted or produced from or attributable to the Mortgage Property, including, without limitation, all of the proceeds thereof, subject to the terms of Article III hereof;

                 AND, in furtherance thereof, the Trustor warrants, represents, covenants and agrees as follows:


                                   ARTICLE I

                                  OBLIGATIONS

         SECTION 1.01 This Instrument is executed, acknowledged and delivered by the Trustor to secure and enforce the following obligations (collectively, the "Obligations"):

                 A. Payment of all indebtedness and liabilities and the performance of each and every obligation, covenant and agreement of every kind and character now existing or hereafter arising to any or all of the Lenders (including, without limitation, those Lenders listed below) pursuant to the Loan Agreement and/or the other Financing Documents together with the payment of all sums advanced by or on behalf of the Trustee or the Agent to protect the Mortgage Collateral, with interest thereon at the lesser of the rates per annum





                                  Appendix A-6
         set forth in Section 2.13 of the Loan Agreement or the maximum rate permitted by law;

    Lender                           Amount of Notes         Amounts of Notes         Amount of Notes
    ------
                                      for Tranche A           for Tranche B            for Tranche C
                                       Dollar Loans            Dollar Loans             Dollar Loans
                                       ------------            ------------             ------------
 Banque Paribas                         8,333,334               1,666,668                1,333,334

 Bayerische Vereinsbank                 8,333,333               1,666,666                1,333,333

 Rothschild                             8,333,333               1,666,666                1,333,333

                 The amount of each Lender's Note for any tranche of Gold Loans shall be an amount of Gold, in troy ounces, the Original Dollar Equivalent of which shall equal the Dollar amount of the Dollar Loan from which it was Converted.

                 B. Payment of all indebtedness and liabilities and the performance of each and every obligation, covenant and agreement of every kind and character now existing or hereafter arising to any and all of the Hedge Parties ( provided that each such Hedge Party is also a Lender) pursuant to the Hedge Contracts;

                 C. Payment of all sums advanced and costs and expenses (including, without limitation, all legal and engineering fees) incurred by the Agent (whether directly or indirectly) in connection with the Obligations or any part thereof, any renewal, extension or change of or substitution for the Obligations or any part thereof, or the acquisition or perfection of the security therefor, whether such advances, costs and expenses were made or incurred at the request of the Trustor or the Agent;

                 D. Payment of all other indebtedness and liabilities and performance of all other obligations of the Trustor to any or all of the Secured Parties arising pursuant to this Instrument or in connection herewith, each of which (unless otherwise specified in the writing creating such Obligations) shall be due and payable ten (10) days after demand for payment is made upon the Trustor by the Agent and shall bear interest at the rates set forth in Section 2.13 of the Loan Agreement, but in no event to exceed the maximum rate allowed by applicable law; and

                 E. Any and all other indebtedness, obligations and liabilities of any kind of the Trustor to the Secured Parties relating to the Financing Documents, now or hereafter existing, arising directly between the Trustor and the Secured Parties, or acquired outright, as a participation, conditionally or as collateral security from another by the Secured Parties, absolute or contingent, joint and/or several, secured or unsecured, due or not due, arising by operation of law or otherwise, or direct or indirect, including indebtedness, obligations and liabilities to the Secured Parties of the Trustor as a member of any partnership, syndicate, association or other group, and whether





                                  Appendix A-6
         incurred by the Trustor as principal, surety, endorser, guarantor, accommodation party or otherwise.


                                   ARTICLE II

                   WARRANTIES, REPRESENTATIONS AND COVENANTS

         The Trustor hereby represents, warrants and covenants as follows:

         SECTION 2.01 The Trustor owns title to the Mineral Interests and Lands as represented and warranted in Sections 7.07 and 7.11 of the Loan Agreement. The Trustor has full power and lawful authority to bargain, grant, sell, mortgage, assign, transfer, convey and grant a security interest in all of the Mortgage Collateral in the manner and form herein provided and without obtaining the waiver, consent or approval of any lessor, sublessor, governmental authority or other party or parties whomsoever. All rentals and royalties due and payable prior to the date hereof in accordance with the terms of any leases or subleases described in Exhibit C hereto or otherwise applicable to the Mineral Interests or Lands and all other obligations contained therein, have been duly paid or performed, and all such leases are in full force and effect.

         SECTION 2.02 The Trustor will warrant (except as to the Permitted Liens) and defend the title to the Mortgage Collateral against the claims and demands of all other persons whomsoever and will maintain and preserve the Liens created hereby so long as any of the Obligations secured hereby remain unpaid. If the title, interest, lien or encumbrance, as the case may be, of the Trustor, the Agent or the Trustee to the Mortgage Collateral or any part thereof, or the security of this Instrument, or the rights or powers of the Agent or the Trustee hereunder, shall be attacked, either directly or indirectly, or if any legal proceedings are commenced involving the Trustor or its properties, the Trustor shall promptly give written notice thereof to the Agent and at the Trustor's own expense shall take all reasonable steps diligently to defend against any such attack or proceedings, employing attorneys reasonably acceptable to the Agent; and each of the Agent or the Trustee may take such independent action on its own behalf in connection therewith as it may in its discretion deem advisable, and all costs and expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incurred by the Agent and by the Trustee in connection therewith shall be a part of the Obligations described in Section 1.01E hereof. Such Obligation shall be payable on demand and shall bear interest from the date of demand therefor until paid at a per annum rate of interest as set forth in
Section 2.13 of the Loan Agreement, but in no event to exceed the maximum rate allowed by applicable law.

         SECTION 2.03 This Instrument is, and always will be kept, a direct and first lien and security interest upon the Mortgage Collateral and the Trustor will not create or suffer to be created or permit to exist any lien, security interest or charge prior or junior to or on a parity with





                                  Appendix A-6
the lien and security interest of this Instrument upon the Mortgage Collateral or any part thereof or upon the rents, issues, revenues, profits and other income therefrom except for the Permitted Liens.

         SECTION 2.04 The Trustor will not change its name or identity or change the location of its chief executive office or its chief place of business or the place where it keeps its books and records concerning the Mortgage Collateral (including, particularly, the proceeds from the sale of Minerals) without notifying the Agent or the Trustee of such change in writing at least thirty (30) days prior to the effective date of such change.

         SECTION 2.05 The Trustor shall promptly and, insofar as not contrary to applicable law, at the Trustor's own expense, file and refile, or cause to be filed or refiled, in such offices, at such times and as often as may be necessary, this Instrument and every other instrument in addition or supplemental hereto, including applicable financing statements, as may be necessary to create, perfect, maintain and preserve the lien, encumbrance and security interest intended to be created hereby and the rights and remedies of the Agent and of the Trustee hereunder, and to create, perfect, maintain and preserve the assignments made in paragraph C of the granting clause of this Instrument, and shall promptly furnish to the Agent evidence satisfactory to the Agent of all such filings and refilings and otherwise shall do or cause to be done all things necessary or expedient to be done to effectively create, perfect, maintain and preserve the lien, encumbrance and security interest intended to be created hereby as a first lien on the real property and as a first and prior security interest in the personal property which constitute the Mortgage Collateral (subject in each case to Permitted Liens), and to create, perfect, maintain and preserve the assignments made in paragraph C of the granting clause of this Instrument. The Trustor shall execute, acknowledge and deliver to the Agent such other and further instruments and do such other acts as in the reasonable opinion of the Agent may be necessary or desirable to more fully identify (subject to the Liens created hereby), any property intended by the terms hereof to be covered hereby, to assure the first priority thereof (subject in each case to Permitted Liens), and otherwise to effect the intent of this Instrument, promptly upon request of the Agent and at the Trustor's expense.

         SECTION 2.06 The Trustor will at its own expense do or cause to be done all things necessary in accordance with prudent industry standards and practices to preserve and keep in full repair, working order and efficiency all of the Mortgage Collateral constituting personal property or fixtures necessary for the operation of the Gold Mine, including, without limitation, all equipment, machinery and facilities, and from time to time will make all the needful and proper repairs, renewals and replacements so that at all times the state and condition of the Mortgage Collateral will be fully preserved and maintained.

         SECTION 2.07 The Trustor will promptly pay and discharge, or shall cause to be paid and discharged, all rentals, delay rentals, royalties and





                                  Appendix A-6
indebtedness accruing under, and perform or cause to be performed each and every act, matter or thing required by, each and all of the assignments, deeds, leases, sub-leases, contracts, certificates, permits, approvals and agreements described or referred to herein or affecting the Trustor's interests in the Mortgage Collateral, and will do all other things necessary to keep unimpaired the Trustor's rights with respect thereto and prevent any intentional forfeiture thereof or default with respect thereof other than a default which might occur as a result of cessation of production thereunder. The Mortgaged Property has been, to the extent the same could adversely affect the ownership or operations of the Mortgage Collateral after the Effective Date, constructed, maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with all Mining Leases and other contracts and agreements forming a part of the Mortgage Collateral. Without limiting any of the foregoing, Trustor shall timely and completely make all filings with all appropriate governmental agencies and take all other actions in accordance with industry standards necessary to maintain the unpatented lode, placer or millsite mining claims forming part of the Mortgaged Property and needed in its operations in full force and effect, subject to Permitted Liens. In the event good United States mining practice so dictates, after taking into account all circumstances relating to the particular Lands and the current state of law, Trustor shall initiate and diligently pursue proceedings to obtain patents from the United States of America with respect to any Lands subject to or comprising any of the unpatented mining claims or millsites comprising Mortgaged Property hereunder.

         SECTION 2.08 The Trustor will indemnify and hold harmless the Agent, any other Secured Party and the Trustee from and against all claims, demands, liabilities, losses, damages, judgments, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) which may be imposed upon, asserted against or incurred or paid by any of them on account of or in connection with any bodily injury or death or property damage occurring in or upon or in the vicinity of the Mortgage Collateral through any cause whatsoever or asserted against any of them on account of any act performed or omitted to be performed hereunder or on account of any transaction arising out of or in any way connected with the Mortgage Collateral or with this Instrument, save and except for their gross negligence or willful misconduct. Any amount to be paid hereunder by the Trustor to the Agent, any other Secured Party or the Trustee shall be a demand obligation owing by the Trustor (which obligation the Trustor hereby expressly promises to pay) to the Agent, any other Secured Party or the Trustee, as the case may be, and shall bear interest from the date such obligation is due until such obligation is paid, at the lesser of the rates per annum set forth in Section
2.13 of the Loan Agreement or the maximum rate permitted by law.

         SECTION 2.09 The Trustor will duly and punctually pay the principal of and the interest on all of the Obligations as the same shall become due and payable in accordance with the terms thereof and hereof. The Trustor





                                  Appendix A-6
will promptly pay all debts and liabilities (including without limitation all debts and liabilities for labor, materials and equipment used or furnished for use on the Mortgaged Property) incurred in the operation, maintenance and development of the Mortgaged Property; provided that the foregoing covenants shall not apply to debts and liabilities which are being contested in good faith and for which adequate reserves have been set aside under generally accepted accounting principles.

         SECTION 2.10 The Trustor is not a "foreign person" within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1986, as amended (the "Code") (i.e., the Trustor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

         SECTION 2.11 The Trustor agrees that if the Trustor fails to perform any act or to take any action which the Trustor is required to perform or take hereunder or pay any money which the Trustor is required to pay hereunder, the Agent or the Trustee in the Trustor's name or in its or their own name may, but shall not be obligated to, perform or cause to perform such act or take such action or pay such money. Any expenses so incurred, and any money so paid, by the Agent or the Trustee shall be a demand obligation owing by the Trustor to the Agent or the Trustee, and the Agent or the Trustee, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Each amount due and owing by the Trustor to the Agent or the Trustee pursuant to this Instrument shall bear interest from the date of such expenditure or payment or other occurrence which gives rise to such amount being owed to the Agent or the Trustee until paid at the lesser of the rates per annum set forth in Section 2.13 of the Loan Agreement or the maximum rate permitted by law, and all such amounts together with such interest thereon shall be a part of the Obligations described in Section 1.01E hereof and shall be secured by this Instrument.

         SECTION 2.12 To the fullest extent that it lawfully may, the Trustor hereby agrees that, upon the occurrence and during the continuance of an Event of Default, the Agent shall be entitled at any time or from time to time to exercise all of the rights, remedies, powers and privileges vested in the Trustor under the leases, claims and contracts comprising the Mortgage Collateral, and to give or withhold or make all consents, directions, notices, approvals and waivers required or permitted therein which the Trustor would otherwise be entitled to give or withhold.

         SECTION 2.13 In the event that Trustor subsequently acquires any additional interest in the Mortgage Collateral or acquires any additional property for mining purposes within Inyo County, California, then Trustor shall execute and deliver to the Agent a supplemental mortgage substantially in the form of this Instrument covering such interests in property.





                                  Appendix A-6

                                  ARTICLE III

                     COLLECTION OF PRODUCTION AND PROCEEDS

         SECTION 3.01 Pursuant to the assignment made by the Trustor in paragraph C of the granting clause of this Instrument, subject to the terms and conditions of the Loan Agreement, the Agent is entitled to receive all of the Minerals which may be produced, extracted and saved from or attributable to the Mortgaged Property, together with all of the proceeds thereof, effective as of the Effective Date at the site of the Mortgaged Property. The Trustor acknowledges and agrees that said assignment is intended to be an absolute and unconditional assignment and not merely a pledge of or creation of a security interest therein or assignment as additional security. The Trustor hereby authorizes and directs any owner, lessor or party to a lease or other contract comprising or affecting the Mortgage Collateral and all purchasers of Minerals therefrom and their respective successors and assigns (collectively, the "Payors") to treat and regard the Agent as the party entitled, in the Trustor's place and stead, to receive said Minerals and proceeds and to exercise all rights of the Trustor with respect thereto; and said parties shall be fully protected in so treating and regarding the Agent and shall be under no obligation to see to the application by the Agent of any such proceeds received by it. The Trustor hereby agrees that all cash, proceeds, instruments and other property, of whatever kind or character, received by the Trustor on account of the Mortgage Collateral, whether received by the Trustor in the exercise of its collection rights hereunder or otherwise, shall, in accordance with the instructions then given by the Agent and subject to the terms and conditions of the Loan Agreement, be remitted to the Agent or deposited to an account with the Agent, in the form received (properly assigned or endorsed to the order of the Agent or for collection and in accordance with the Agent's instructions) not later than the first Banking Day following the day of receipt, to be applied as provided in Section 3.02 hereof and, until so applied, may be held by the Agent in a separate account on which the Trustor may not draw. The Trustor agrees not to commingle any such property with any of its other funds or property and agrees to hold the same upon an express trust for the Agent until remitted to the Agent.

         SECTION 3.02  All of the proceeds received by the Agent pursuant to
Section 3.01 hereof from time to time shall be deposited into the Proceeds Account established at the Wilmington Trust Company, a Delaware corporation (the "Depositary") pursuant to the provisions of the Depositary Agreement and
Section 4.05 of the Security Agreement. Upon such deposit, such proceeds shall constitute part of the Collateral under the Security Agreement and shall be applied in accordance with the priorities and for the purposes set forth therein.

         SECTION 3.03 Upon any sale of any of the Mortgage Collateral by or for the benefit of the Agent or the other Secured Parties pursuant to Article V hereof, the Minerals thereafter produced from and attributed to the part of the Mortgage Collateral so sold, and the proceeds thereof,





                                  Appendix A-6
shall be included in such sale and shall pass to the purchaser free and clear of the provisions of this Article III.

         SECTION 3.04 The Agent and the Trustee are hereby absolved from all liability for failure to enforce collection of any such proceeds and from all other responsibility in connection therewith, except the responsibility to account to the Trustor for proceeds actually received.

         SECTION 3.05 The Trustor shall indemnify the Agent and the Trustee against all claims, actions, liabilities, judgments, costs, attorneys' fees and other charges of whatsoever kind or nature (collectively, the "Claims") made against or incurred by the Agent or the Trustee as a consequence of the assertion, either before or after the payment in full of the Obligations, that the Agent or the Trustee received Minerals or proceeds pursuant to this Article III which were claimed by or due to third persons. The Agent and the Trustee shall have the right to employ attorneys and to defend against any Claims, and unless furnished with reasonable indemnity, the Agent or the Trustee, in the case of claims asserted against the Trustee, shall have the right to pay or compromise and adjust all Claims. The Trustor shall indemnify and pay to the Agent or the Trustee all such amounts as may be paid in respect thereof or as may be successfully adjudicated against the Agent or the Trustee. The liabilities of the Trustor as set forth in this Section 3.05 shall survive the termination of this Instrument.

         SECTION 3.06 The Agent shall have the immediate and continuing right to demand, collect, receive and receipt for all production, proceeds and payments assigned hereunder, and the Agent is hereby appointed agent and attorney-in-fact of the Trustor for the purpose of executing any release, receipt, division order, transfer order, relinquishment or other instrument that the Agent deems necessary in order for the Agent to collect and receive such production, proceeds and payments from any of the Payors. In addition, the Trustor agrees that it will promptly execute and deliver to the Agent such transfer orders, payment orders, division orders and other instruments as the Agent may deem necessary, convenient or appropriate in connection with the payment and delivery directly to the Agent of all proceeds, production, and payments assigned hereunder. The Trustor hereby authorizes and directs that all of the Payors shall, until the Agent directs otherwise, pay and deliver such proceeds, production or amounts directly to the Agent at the Agent's address set forth in the introduction to this Instrument, or in such other manner as the Agent may direct such parties in writing, for deposit into the Proceeds Account, and this authorization shall continue until this Instrument is released. The Trustor shall notify each Payor of the foregoing authorization and instruction. The Trustor agrees that all division orders, transfer orders, receipts and other instruments that the Agent may from time to time execute and deliver for the purpose of collecting and receipting for such proceeds, production or payments may be relied upon in all respects, and that the same shall be binding upon the Trustor and its successors and assigns. Should the Agent bring suit against any third party for collection of any amount or sums included within this assignment (and the Agent shall have





                                  Appendix A-6
the right to bring any such suit), it may sue either in its own name or in the name of the Trustor, or both.

         SECTION 3.07 Nothing in this Instrument shall be deemed or construed to create a delegation to or assumption by the Agent or the Trustee, of the duties and obligations of the Trustor under any agreement or contract relating to the Mortgage Collateral or any portion thereof, and all of the parties to any such contract shall continue to look to the Trustor for performance of all covenants and other obligations and the satisfaction of all representations and warranties of the Trustor thereunder, notwithstanding the assignment of production and proceeds herein made or the exercise by the Agent or by the Trustee, prior to foreclosure, of any of its rights hereunder or under applicable law.

         SECTION 3.08 The assignment of production and proceeds herein made shall not be construed to limit in any way the Agent's other rights hereunder or under the Loan Agreement, including, without limitation, its right to accelerate the indebtedness evidenced by the Obligations upon an Event of Default. Monies received under the assignments herein made shall not be deemed to have been applied in payments of Obligations unless and until such monies actually are applied thereto by the Agent, but such monies shall be applied by the Agent as required by and provided for in the Loan Agreement and the Security Agreement. The assignment of production made pursuant to this Instrument is limited to the rights, if any, of the Trustor, whether now owned or hereafter acquired, in and to such production.


                                   ARTICLE IV

                                  TERMINATION

         Upon written request of the Agent stating that all Obligations of the Trustor are paid or performed in full pursuant to the terms and conditions of this Instrument and the instruments evidencing the Obligations, and upon surrender of this Instrument to the Trustee for cancellation and retention and upon payment by the Trustor of the Trustee's fees, the Trustee shall reconvey to the Trustor, or the Person or Persons legally entitled thereto, without warranty, any portion of the Mortgage Collateral then held hereunder. The Trustor shall pay all reasonable legal fees and other reasonable expenses incurred by the Agent for preparing and reviewing such instruments of termination and the execution and delivery thereof, and the Agent may require payment of the same prior to delivery of such instruments. Otherwise, this Instrument shall remain and continue in full force and effect.


                                   ARTICLE V

                                    DEFAULT





                                  Appendix A-6

         SECTION 5.01 An " Event of Default" occurs hereunder if any of the Events of Default shall occur and be continuing under, and as defined in, the Loan Agreement.

         SECTION 5.02 Upon the occurrence and during the continuance of any Event of Default, in addition to all other rights and remedies herein, the Trustee shall have all the rights and remedies of a mortgagee and trustee under a deed of trust granted, conferred or permitted by applicable law, and the Agent shall have all of the rights of a beneficiary thereunder.

         SECTION 5.03 Upon the occurrence and during the continuance of an Event of Default, the Agent may, at its option, declare all indebtedness secured hereby to be immediately due and payable without any presentment, demand, protest or notice of any kind. Thereafter the Agent may (whether or not such indebtedness has been declared to be due and payable):

                 (a) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Mortgage Collateral, or any part thereof, in its own name or in the name of the Trustee, and do any acts that it deems necessary or desirable to preserve the value, marketability or rentability of the Mortgage Collateral or any part thereof or interest therein, increase the income therefrom or protect the security hereof and, with or without taking possession of the Mortgage Collateral, sue for or otherwise collect the proceeds of the sale of the Minerals, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including, without limitation, attorneys' fees, upon any indebtedness secured hereby, all in such order as the Agent may determine. The entering upon and taking possession of the Mortgage Collateral, the collection of proceeds of the sale of the Minerals and the application thereof as aforesaid shall not cure or waive any Event of Default or notice of default hereunder or invalidate any act done in response to such Event of Default or pursuant to such notice of default and, notwithstanding the continuance in possession of all or any portion of the Mortgage Collateral or the collection, receipt and application of proceeds of the sale of the Minerals, the Trustee or the Agent shall be entitled to exercise every right provided for in any of the Financing Documents or by law upon occurrence of any Event of Default, including the right to exercise the power of sale;

                 (b) Commence an action to foreclose this Instrument as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof;

                 (c) Deliver to the Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause the Trustor's interest in the Mortgage Collateral to be sold, which notice the Trustee or the Agent shall cause to be duly filed for





                                  Appendix A-6
         record in the official records of the county in which the Mortgage Collateral is located; or

                 (d) Exercise all other rights and remedies provided herein, in any Financing Document or other document or agreement now or hereafter securing all or any portion of the obligations secured hereby, or by law.

         SECTION 5.04 Upon the occurrence and during the continuance of any Event of Default, the Trustee, in lieu of or in addition to exercising any other power, right or remedy herein granted or by law or equity conferred, may, without notice, demand or declaration of default, which are hereby waived by the Trustor, proceed by an action or actions in equity or at law for the seizure and sale of the real property included in the Mortgage Collateral or any part thereof, for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power, right or remedy herein granted or by law or equity conferred, for the foreclosure or sale of such real property or any part thereof under the judgment or decree of any court of competent jurisdiction, for the appointment of a receiver pending any foreclosure hereunder or the sale of such real property or any part thereof, or for the enforcement of any other appropriate equitable or legal remedy.

         SECTION 5.05 Upon the occurrence and during the continuance of any Event of Default, in addition to all other powers, rights and remedies herein granted or by law or equity conferred, the Agent shall have all of the rights and remedies of an assignee and secured party granted by applicable law, including, without limitation, the Uniform Commercial Code as in effect from time to time in the State of California. The following presumptions shall exist and shall be deemed conclusive with regard to the exercise by the Agent of any of its remedies with respect to personal property:

                 (a) If notice is required by applicable law, five (5) days' prior written notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition thereof is to be made shall be reasonable notice to the Trustor. Subject to any mandatory requirements of applicable law, no such notice is necessary if such property is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market.

                 (b) Without in any way limiting the right and authority of the Agent to sell or otherwise dispose of the collateral in a commercially reasonable manner, the following, or any of them, shall be considered commercially reasonable: (i) the Agent may hold a public sale of the collateral in either the City of Los Angeles or the City of San Francisco, California, after having provided the Trustor with five (5) days' notice of such sale and after having published notice of such sale by an advertisement not less than three inches in height and one column in width in the Wall Street Journal, as the Agent determines to





                                  Appendix A-6
         be appropriate (which advertisement may be placed in the "classified" section), for a period of not less than five (5) consecutive issues commencing not more than ten (10) days prior to the sale; (ii) the Mortgage Collateral may be sold for cash; and (iii) the Agent or any other Person owning, directly or indirectly, any interest in any of the Obligations may be a purchaser at such sale.

                 (c) If the Agent in good faith believes that the Securities Act of 1933, as amended, or any other state or Federal law prohibits or restricts the customary manner of public sale or distribution of any of such property, the Agent may sell such property privately or in any other manner deemed advisable by the Agent at such price or prices as the Agent determines in the sole discretion of the Agent. The Trustor recognizes that such prohibition or restriction may cause such property to have less value than it otherwise would have and that, consequently, such sale or disposition by the Agent may result in a lower sales price than if the sale were otherwise held.

         SECTION 5.06 Upon the occurrence and during the continuance of any Event of Default, the Trustee shall, and in response to the Agent's request (which the Trustor agrees shall be presumed to have been made), subject to any mandatory requirements of applicable law, sell or have sold the real property or interests therein included in the Mortgage Collateral or any part thereof at one or more sales, as an entirety or in parcels, at such place or places and otherwise in such manner and upon such notice as may be required by law or by this Instrument, or, in the absence of any such requirement, as the Trustee may deem appropriate. The Trustee shall make a conveyance to the purchaser or purchasers thereof, and the Trustor shall warrant title thereto to such purchaser or purchasers. The Trustee may postpone the sale of such real property or interests therein or any part thereof by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement. Sale of a part of such real property or interests therein or any defective or irregular sale hereunder will not exhaust the power of sale, and sales may be made from time to time until all such property is sold without defect or irregularity or the Obligations are paid in full. The Trustee shall have the right to appoint one or more attorneys-in-fact to act in conducting the foreclosure sale and executing a deed to the purchaser or purchasers. It shall not be necessary for any of the Mortgage Collateral at any such sale to be physically present or constructively in the possession of the Trustee, and the Trustor shall deliver all of the purchased Mortgage Collateral to the purchaser or purchasers at such sale on the date of sale, and if it should be impossible or impracticable to take actual delivery of the Mortgage Collateral, then the title and right of possession to the Mortgage Collateral shall pass to the purchaser at such sale as completely as if the same had been actually present and delivered.

         SECTION 5.07 The Agent or any other Secured Party (or any other Person owning, directly or indirectly, any interest in any of the





                                  Appendix A-6

Obligations) shall have the right to become a purchaser at any sale made pursuant to the provisions of this Article V and shall have the right to credit upon the amount of the bid made therefor the amount payable to it out of the net proceeds of such sale. Recitals contained in any conveyance to any purchaser at any sale made hereunder will conclusively establish the truth and accuracy of the matters therein stated, including, without limitation, non-payment of the Obligations and advertisement and conduct of such sale in the manner provided herein or provided by law. The Trustor does hereby ratify and confirm all legal acts that the Agent and the Trustee may do in carrying out the provisions of this Instrument.

         SECTION 5.08 Any sale of the Mortgage Collateral or any part thereof pursuant to the provisions of this Article V will operate to divest all right, title, interest, claim and demand of the Trustor in and to the property sold and will be a perpetual bar against the Trustor. Nevertheless, if requested by the Agent so to do, the Trustor shall join in the execution, acknowledgement and delivery of all proper conveyances, assignments and transfers of the property so sold. Any purchaser at a foreclosure sale will receive immediate possession of the property purchased, and the Trustor agrees that if the Trustor retains possession of the property or any part thereof subsequent to such sale, the Trustor will be considered a tenant at sufferance of the purchaser, and will, if the Trustor remains in possession after demand to remove, be guilty of forcible detainer and will be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages to the Trustor by reason thereof are hereby expressly waived by the Trustor.

         SECTION 5.09 The Trustor acknowledges that it is aware of and has had the advice of counsel of its choice with respect to its rights, under applicable law, with respect to this Instrument, the Obligations and the Mortgage Collateral. Nevertheless, the Trustor hereby waives and relinquishes, to the maximum extent permitted by law, and subject to any mandatory requirements of applicable law, and the Trustor hereby agrees that the Trustor shall not at any time hereafter have or assert, any right under any law pertaining to the following: marshalling, whether of assets or liens, the sale of property in the inverse order of alienation, the exemption of homesteads, the administration of estates of decedents, appraisement, valuation, stay, extension, redemption, the maturing or declaring due of the whole or any part of the Obligations, notice (whether of defaults, advances, the creation, existence, extension or renewal of Obligations, or otherwise), subrogation, abatement, suspension, deferment, diminution or reduction of any of the Obligations (including, without limitation, setoff), now or hereafter in force. The Trustor expressly agrees that the Trustee may offer the Mortgage Collateral as a whole or in such parcels or lots as the Agent, in its sole discretion elects, regardless of the manner in which the Mortgage Collateral may be described.

         SECTION 5.10 Should the Agent elect to foreclose by exercise of the power of sale herein contained, the Agent shall notify the Trustee and shall deposit with the Trustee this Instrument and such receipts and





                                  Appendix A-6
evidence of expenditures made and secured hereby as the Trustee may require (including the Notes).

                 (a) Upon receipt of such notice from the Agent, the Trustee shall cause to be recorded, published and delivered to the Trustor such notice of default and election to sell as then required by law and by this Instrument. The Trustee shall, without demand on the Trustor, after lapse of such time as may then be required by law and after such recordation of such notice of default and after notice of sale having been given as required by law, sell the Mortgage Collateral at the time and place of sale fixed by it in said notice of sale, either as a whole, or in separate lots or parcels or items as the Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in Dollars payable at the time of sale. The Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any Person including, without limitation, the Trustor, the Trustee or the Agent, may purchase at such sale, and the Trustor hereby covenants to warrant and defend the title of such purchaser or purchasers.

                 (b) Subject to California Civil Code Section 2924g, the Trustee may postpone sale of all or any portion of the Mortgage Collateral by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

         SECTION 5.11 Upon the occurrence and during the continuance of an Event of Default, the Agent, as a matter of right and without notice to the Trustor or anyone claiming under the Trustor, and without regard to the then current value of the Mortgage Collateral or the adequacy for any security for the obligations then secured hereby, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Mortgage Collateral, and the Trustor hereby irrevocably consents to such appointment and waives notice of and application therefor. Any such receiver or receivers shall have the usual powers and duties of receivers in like or similar cases and all the powers and duties of the Agent in case of entry as provided herein and shall continue as such and exercise all such powers until the later of (i) the date of confirmation of sale of the Mortgage Collateral; (ii) the disbursement of all proceeds of the Mortgage Collateral collected by such receiver and the payment of all expenses incurred in connection therewith; or
(iii) the termination of such receivership with the consent of the Agent or pursuant to an order of a court of competent jurisdiction.

         SECTION 5.12 All costs and expenses (including, without limitation, reasonable attorneys' fees, legal expenses, filing fees, and mortgage,





                                  Appendix A-6
transfer, stamp and other excise taxes) incurred by the Agent and by the Trustee in perfecting, protecting and enforcing its rights hereunder, whether or not an Event of Default shall have occurred, shall be a part of the Obligations described in Section 1.01E hereof.

         SECTION 5.13 The proceeds of any sale of the Mortgage Collateral or any part thereof made pursuant to this Article V shall be applied as follows:

                 A. First, to the payment of all costs and expenses incident to the enforcement of this Instrument, including, without limitation, a reasonable compensation to the agents, attorneys and counsel of the Agent and of the Trustee, not to exceed to the extent allowed by law;

                 B. Second, to the payment or prepayment of the Obligations, in each case equally and ratably in accordance with the respective amounts then due and owing or as the Secured Parties holding the same may otherwise agree; and

                 C. Third, the remainder, if any, shall be paid to the Trustor or such other Person or Persons as may be entitled thereto by law.

         SECTION 5.14 Upon any sale made under the power of sale herein granted and conferred, the receipt of the Trustee will be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers and the heirs, devisees, personal representatives, successors and assigns thereof will not, after paying such purchase money and receiving such receipt of the Trustee, be obligated to see to the application thereof or be in any way answerable for any loss, misapplication or non-application thereof.


                                   ARTICLE VI

                                  THE TRUSTEE

         SECTION 6.01 The Trustee is hereby appointed as trustee of the Mortgage Collateral; and the Trustee accepts this trust when this Instrument, duly executed and acknowledged, is made a public record as provided by law.

         SECTION 6.02 The Trustee shall not waive the exercise of any rights, powers, privileges or remedies granted herein or any default by the Trustor hereunder or give any consent permitted to be given by the Trustee hereunder unless expressly directed to do so in writing by the Agent.

         SECTION 6.03 The Trustee may resign in writing addressed to the Agent or be removed at any time with or without cause by an instrument in writing duly executed by the Agent. In case of the death, resignation or removal of the Trustee, a successor Trustee may be appointed by the Agent without other formality than an appointment and designation in writing, unless





                                  Appendix A-6
otherwise required by applicable law. Such appointment and designation will be full evidence of the right and authority to make the same and of all facts therein recited, and upon the making of any such appointment and designation, this Instrument will vest in the named successor trustee all the right, title and interest of the Trustee in all of the Mortgage Collateral, and said successor will thereupon succeed to all the rights, powers, privileges, immunities and duties hereby conferred upon the Trustee. All references herein to the Trustee will be deemed to refer to the Trustee from time to time acting hereunder.


                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         SECTION 7.01 Each and every right, power and remedy hereby granted to the Agent or to the Trustee shall be cumulative and not exclusive, and each and every right, power and remedy whether specifically hereby granted or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Agent or by the Trustee, and the exercise of any such right, power or remedy will not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy. No delay or omission by the Agent or by the Trustee in the exercise of any right, power or remedy will impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing. Any and all covenants of the Trustor in this Instrument may from time to time, by instrument in writing signed by the Agent, be waived to such extent and in such manner as the Agent may desire, but no such waiver will ever affect or impair the rights of the Agent or of the Trustee hereunder, except to the extent specifically stated in such written instrument. All changes to and modifications of this Instrument must be in writing and signed by the Trustor and the Agent.

         SECTION 7.02 No release from the lien or encumbrance of this Instrument of any part of the Mortgage Collateral by the Agent or the Trustee shall in any way alter, vary or diminish the force, effect or lien of this Instrument on the balance of the Mortgage Collateral.

         SECTION 7.03 If any provision hereof or of any of the other documents constituting, evidencing or creating all or any part of the Obligations is invalid or unenforceable in any jurisdiction, the other provisions hereof or of said documents shall remain in full force and effect in such jurisdiction, and the remaining provisions hereof will be liberally construed in favor of the Agent and the Trustee in order to carry out the provisions hereof and of such other documents. The invalidity of any provision of this Instrument in any jurisdiction will not affect the validity or enforceability of any such provision in any other jurisdiction. Any reference herein contained to a statute or law of a state in which no part of the Mortgage Collateral is situated will be deemed inapplicable to, and not used in, the interpretation hereof. If any lien, encumbrance or security interest evidenced or created by this Instrument is invalid or





                                  Appendix A-6
unenforceable, in whole or in part, as to any part of the Obligations, or is invalid or unenforceable, in whole or in part, as to any part of the Mortgage Collateral, such portion, if any, of the Obligations as is not secured by the Mortgage Collateral hereunder shall be paid prior to the payment of the secured portion of the Obligations, and all payments made on the Obligations (including, without limitation, cash and/or property received in connection with sale of Mortgage Collateral pursuant to Article V hereof) shall, unless prohibited by applicable law or unless the Agent, in its sole and absolute discretion, otherwise elects, be deemed and considered to have been first paid on and applied to payment in full of the unsecured or partially secured portion of the Obligations, and the remainder to the secured portion of the Obligations.

         SECTION 7.04 This Instrument is made with full substitution and subrogation of the Agent and of the Trustee in and to all covenants and warranties by others heretofore given or made in respect of the Mortgage Collateral or any part thereof.

         SECTION 7.05 This Instrument will be deemed to be and may be enforced from time to time as an assignment, chattel mortgage, contract, deed of trust, financing statement, real estate mortgage, or security agreement, and from time to time as any one or more thereof, as is appropriate under applicable state law. A carbon, photographic or other reproduction of this Instrument or any financing statement in connection herewith shall be sufficient as a financing statement for any and all purposes.

         SECTION 7.06 All interest required hereunder shall be calculated as provided in the Loan Agreement (subject to the following provisions). Notwithstanding anything to the contrary contained herein, no rate of interest required hereunder shall exceed the maximum legal rate under applicable law, and, in the event any such rate is found to exceed such maximum legal rate, the Trustor shall be required to pay only such maximum legal rate. All agreements between the Trustor and the Agent are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, by the Trustor for the use, forbearance, or detention of the money due under the Notes secured hereby exceed the maximum amount permissible under applicable law. If, due to any circumstances whatsoever, fulfillment of any provision shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity.

                 In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained herein or in the Loan Agreement or any other Financing Document shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. No present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of the Notes or any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect,





                                  Appendix A-6
and the provisions of this Section 7.06 shall control over all other provisions herein or in the Loan Agreement or any other Financing Document which may be in conflict or apparent conflict herewith. The Agent expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of the Notes or any Obligation is accelerated. If
(a) the maturity of the Notes or of any Obligation is accelerated for any reason or (b) the Agent shall otherwise collect monies which are determined to constitute interest which would otherwise increase the interest on any or all of the Notes or the Obligations to an amount in excess of that permitted to be charged by applicable law then in effect, then all such sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the Notes or, at the Agent's option, promptly returned to the Trustor or the other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable law, the Trustor and the Agent (and any other payors thereof) shall, to the greatest extent permitted under applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest,
(ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable law in order to lawfully charge the maximum amount of interest permitted under applicable law.

         SECTION 7.07 THIS INSTRUMENT AND THE OBLIGATIONS SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

         SECTION 7.08 This Instrument may be executed in several original counterparts. Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.

         SECTION 7.09 Unless otherwise specified in Exhibit A, B and C hereto, all recording references in Exhibits A, B and C hereto are to the official real property records of the county in which the affected land is located. The reference in Exhibits A, B and C hereto to liens, encumbrances and other burdens shall not be deemed to recognize or create any rights in third parties.

         SECTION 7.10 All notices, consents, and other communications required or permitted to be given or made herein shall be duly given when delivered in writing or sent by U.S. mail, postage prepaid, or by personal service (including courier or express service) or by facsimile transmission (with written confirmation of receipt) addressed as follows, and the address of the following Persons shall be deemed to be as set forth below:





                                  Appendix A-6

         To the Trustor:     CR Briggs Corporation
                             129 East Ridgecrest Blvd.
                             Ridgecrest, California  93555

         With a copy to:     Canyon Resources Corporation
                             14142 Denver West Parkway
                             Suite 250
                             Golden, Colorado  80401
                             Attention:  Gary C. Huber
                             Facsimile No.:  (303) 279-3772

         To the Trustee:     Chicago Title Insurance Company
                             700 South Flower, Suite 920
                             Los Angeles, California  90017


         To the Agent:       Banque Paribas, New York Branch
                             787 Seventh Avenue
                             New York, New York  10019
                             Attention:  Thomas K. Emmons
                             Facsimile No.:  (212) 841-2555

         And a copy to:      Milbank, Tweed, Hadley & McCloy
                             1 Chase Manhattan Plaza
                             New York, New York 10005
                             Attention: Jonathan J. Green, Esq.
                             Facsimile No.: (212) 530-5219

                 Any party hereto may, on three (3) days' notice given as prescribed in this Section 7.10, specify a different address for communications. Any Person succeeding to all or any part of an interest of the parties hereto shall specify by written notice the address of such person for all notices hereunder.

         SECTION 7.11 This Instrument shall bind and inure to the benefit of the respective successors and assigns of the Trustor, the Agent, the Trustee, the Lenders and each other holder of any of the Obligations (provided, however, that the Trustor shall not assign or transfer its rights hereunder without the prior written consent of the Agent and provided further that any successor to any Obligations arising under any Hedge Contract is a Lender).

         SECTION 7.12 Notwithstanding any other provision contained herein, any future interests created or contemplated by this Instrument which are determined to be subject to the Rule Against Perpetuities (as applied in California) shall, if they have not theretofore vested, be extinguished whenever twenty-one years less one day shall have elapsed after the death of the survivors of the late Joseph P. Kennedy, United States Ambassador to the Court of Saint James, and their children and grandchildren, including adopted children and grandchildren, who are living at the date of the execution of this Instrument.





                                  Appendix A-6

         SECTION 7.13 The Secured Parties may, by agreement among them, provide for and regulate the exercise of their rights and remedies hereunder, but, unless and until modified to the contrary in writing executed by the Secured Parties and recorded in the same counties or offices as this Instrument is recorded, the Trustor and all others shall be entitled to rely on the releases, waivers, consents, approvals, notifications and other acts of the Agent, without inquiry into any such agreements or the existence of required consents or approvals of the Secured Parties therefor.

         SECTION 7.14 The Minerals or other substances of value which may be extracted from the Mortgaged Property (including, without limitation, gold, gold ore, silver, silver ore and precious metal dore), and the accounts relating thereto will be financed at the mine shaft or mine shafts located on the Lands. This Instrument is to be filed for record in, among other places, the real estate records of Inyo County, California. The mailing address of the Trustor, and the Trustee, from which information concerning the security interest may be obtained, are as set forth in Section 7.10 hereof.

         SECTION 7.15 The Agent shall act for and on behalf of each Secured Party in accordance with Section 10 of the Loan Agreement in connection with all of the Mortgage Collateral now or hereafter existing.

         SECTION 7.16 The Agent shall be entitled to enforce payment of any indebtedness and performance of any other of the Obligations secured hereby and to exercise all rights and powers under this Instrument or under the Loan Agreement or any other Financing Document or any laws now or hereafter in force, notwithstanding the fact that some or all of said indebtedness and other Obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Instrument nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained shall prejudice or in any manner affect the Agent's right to realize upon or enforce any other security now or hereafter held by the Agent, it being agreed that the Agent shall be entitled to enforce this Instrument and any other security now or hereafter held by the Agent in such order and manner as it may in its absolute discretion determine.

         SECTION 7.17 Upon the occurrence and during the continuance of an Event of Default, the Trustor hereby designates the Agent as its attorney-in-fact and grants to the Agent appropriate powers of attorney to act for and on behalf of the Trustor with the Department of Interior and all other agencies, departments and subdivisions of the United States of America and of all states, in all transactions relating to the Mortgage Collateral or any part thereof. The Trustor hereby authorizes and directs all such agencies, departments and subdivisions to rely upon any writing from the Agent asserting that an Event of Default hereunder has occurred, without inquiry into whether or not such Event of Default actually occurred, and the Trustor agrees that the exercising by the Agent of such powers of





                                  Appendix A-6
attorney may be relied upon in all respects and, as between the Trustor and such agency, department or subdivision, shall be binding upon the Trustor.

         SECTION 7.18 The Trustor shall, within ten (10) days after written notice thereof from the Agent, deliver to the Agent a written statement stating the unpaid principal of and interest on the Notes and any other amounts secured by this Instrument and stating whether any offset or defense exists against such principal and interest.

         SECTION 7.19 The Trustor hereby requests that a copy of any notice of sale hereunder be mailed to it at the address of the Trustor first set forth above.

         SECTION 7.20 Should any of the terms or conditions of this Instrument conflict with the express terms and conditions of the Loan Agreement, those terms and conditions contained within the Loan Agreement shall control.

         SECTION 7.21 This Instrument cannot be modified, changed or discharged except by an agreement in writing, duly acknowledged, in form for recording, signed by the party against whom enforcement of such modification, change or discharge is sought.





                                  Appendix A-6

         IN WITNESS WHEREOF, the Trustor has, on the date set forth in the acknowledgement hereto, effective as of the date and time first above written, caused this Instrument to be duly executed.

                                        TRUSTOR

                                        CR BRIGGS CORPORATION,
                                         a Colorado corporation



                                        By ___________________________
                                           Name:
                                           Title:



                                        By ___________________________
                                           Name:
                                           Title:





                                  Appendix A-6

                                ACKNOWLEDGEMENTS


STATE OF NEW YORK   )
                    )
COUNTY OF NEW YORK  )


         On this _____ day of December, 1995, before me, ________________________________, Notary Public, personally appeared
_______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her signature on the instrument and the person, or the entity upon behalf of which the person acted, executed the instrument.


                                           __________________________________
                                           Notary Public, State of New York



                                           My commission expires:_____________


                                           [SEAL]

                                ACKNOWLEDGEMENTS


STATE OF NEW YORK   )
                    )
COUNTY OF NEW YORK  )


         On this _____ day of December, 1995, before me, ________________________________, Notary Public, personally appeared
_______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her signature on the instrument and the person, or the entity upon behalf of which the person acted, executed the instrument.


                                           __________________________________
                                           Notary Public, State of New York



                                           My commission expires:_____________


                                           [SEAL]

                                   EXHIBIT A

                         CR BRIGGS OWNED MINING CLAIMS


The following unpatented lode mining claims located in Sections 13-16, 21-28, 33-36, T. 21 South, Range 44 East, Sections 29-32, T. 21 South, Range 45 East, Sections 1-2, 10-15, 22-27, 34-36, T. 23 South, Range 44 East, Sections 4, 9,
11-14, T. 22 South, Range 44 East, MDB&M, Inyo County, California.

Claim Name                        Book             Page                      BLM No. (CAMC)
- ----------                        ----             ----                      --------------
PN 1-49                           89               388-436                   220106-220154
PN 60-61                          89               3253-3254                 225674-225675
PN 72-77                          89               3265-3270                 225686-225691
PN 85-96                          89               3278-3289                 225699-225710
PN 102-113                        89               3295-3306                 225716-225727
PN 123-134                        89               3316-3327                 225737-225748
PN 149-159                        89               3352-3362                 225763-225773
PN 160                            89               3333                      225774
PN 177-188                        89               3370-3381                 225791-225802
PN 203-206                        89               3396-3399                 225817-225820
PN 217-220                        89               3410-3413                 225831-225834
PN 229-231                        89               3422-3424                 225843-225845
PN 233                            89               3426                      225847
PN 241                            89               3434                      225855
PN 252-264                        89               3445-3457                 225866-225878
PN 275-288                        89               3468-3481                 225889-225902
PN 289                            89               4605                      228054
PN 301-309                        89               3482-3490                 225903-225911
PN 310-314                        89               3491-3495                 225912-225916
PN 315-316                        89               4842-4843                 228183-228184
PN 327-335                        89               3496-3504                 225917-225925
PN 336-340                        89               3505-3509                 225926-225930
PN 341-343                        89               4606-4608                 228055-228057
PN 357-364                        89               3510-3517                 225931-225938
PN 365-368                        89               4611-4614                 228060-228063
PN 377-383                        89               3518-3524                 225939-225945
PN 384-385                        89               4616-4617                 228065-228066
PN 396-399                        89               3525-3528                 225946-225949
PN 400-403                        89               4621-4624                 228070-228073
PN 414-419                        89               3529-3534                 225950-225955
PN 420-421                        89               4626-4627                 228075-228076
PN 431-446                        89               3535-3550                 225956-225971
PN 447-451                        89               4628-4632                 228077-228081
PN 455-456                        89               3551-3552                 225972-225973
PN 457-460                        89               4636-4639                 228085-228088
PN 461-462                        89               3553-3554                 225974-225975





                                  Appendix A-6

PN 463-466                        89               4640-4643                 228089-228092
PN 473                            89               3555                      225976
PN 473A                           91               3350                      246356
PN 474-476                        89               3556-3558                 225977-225979
PN 485-498                        89               3560-3573                 225981-225994
PN 505-518                        89               3575-3588                 225996-226009
PN 528-540                        89               3594-3606                 226015-226027
PN 546-565                        89               3608-3627                 226029-226048
PN 578-604                        89               3636-3662                 226057-226083
PN 614-635                        89               3672-3693                 226093-226114
PN 645-646                        89               3703-3704                 226124-226125
PN 647-664                        89               3706-3723                 226127-226144
PN 677-700                        89               3737-3760                 226158-226181
PN 715-737                        89               3775-3797                 226196-226218
PN 754-773                        89               3814-3833                 226235-226254
PN 788-800                        89               3848-3860                 226269-226281
PN 819-831                        89               3879-3891                 226300-226312
PN 852-858                        89               3912-3918                 226333-226339
PN 875-881                        89               3935-3941                 226356-226362
PN 898-903                        89               3958-3963                 226379-226384
PN 934-944                        89               3994-4004                 226415-226425
PN 970-980                        89               4030-4040                 226451-226461
PN 1010-1014                      89               4674-4678                 228123-228127
PN 2010-2013                      89               7546-7549                 231633-231636
PN 2016-2023                      89               7552-7559                 231639-231646
PN 2036-2042                      89               7572-7578                 231659-231665
CHUCK                             92               6538                      257755
DAWN                              92               6537                      257756
BOB 1-6                           91               3359-3364                 246331-246336
BOB 7-10                          91               3365-3368                 246337-246340
BOB 11-15                         91               3375-3379                 246341-246345
BRIGGS 1-6                        91               3369-3374                 246346-246351
BRIGGS 7-8                        (NOT YET                                   267057-267058
                                  AVAILABLE)
NAP 1-6                           89               8240-8245                 232318-232323
NAP 7-10                          91               3380-3383                 246352-246355
KEN 1-3                           91               2116-2118                 244873-244875
MK 5-7*                           85               2310-2312                 168017-168019
   *Undivided one-third interest
MK 8-9                            89               1951-1952                 224950-224951
MK 10-14                          89               1953-1957                 22495-224956
WTL 6-16                          85               272-282                   164557-164567
WTL 21-23                         85               287-289                   164572-164574
WTL 29-36                         85               290-297                   164575-164582
GOLD TOOTH LODE                   36               48                        39920
GOLD TOOTH EXT. LODE              39               414                       39921
SALLIE J. LODE                    42               223                       39922
SALLIE J. EXT. LODE               42               222                       39923
SALLIE J. EXT. #2 LODE            42               299                       39924





                                  Appendix A-6

The following unpatented placer claims located in Sections 11, 12, 13, 14, 23, and 24, Township 23 South, Range 44 East, MDB&M, Inyo County, California

Claim Name                          Book           Page                      BLM No. (CAMC)
- ----------                          ----           ----                      --------------
PNP 1                               93             6093                      262156
   Amendment                        95             0154
   Amendment                        95             3297

PNP 2                               93             6094                      262157

PNP 3                               93             6095                      262158
   Amendment                        95             0155
   Amendment                        95             0693
   Amendment                        95             3298

PNP 4-53                            93             6096-6145                 262159-262208

                                   EXHIBIT B

                   CR BRIGGS OWNED MILLSITES AND TUNNEL SITE


The following Millsite and Tunnel Site Claims are located in Sections 10, 11, 13, 14, 15, 23 and 24, Township 23 South, Range 45 East, MDB&M, Inyo County, California.


Claim Name                          Book            Page                     BLM No. (CAMC)
- ----------                          ----            ----                     --------------
PN 1-38                             89             437-474                   220155-220192
PN 39                               89             4604                      228053
PN 45                               89             7409                      231496
PN 52-53                            89             7416-7417                 231503-231504
PN 60-62                            89             7424-7426                 231511-231513
PN 68-70                            89             7432-7434                 231519-231521
PN 76-78                            89             7440-7442                 231527-231529
PN 84-85                            89             7448-7449                 231535-231536
PN 92-93                            89             7456-7457                 231543-231544
PN 100-101                          89             7464-7465                 231551-231552

AMS 1-3                             83             4556-4558                 133914-133916
AMS 4                               84             498                       142805
AMS 6                               84             499                       142806
AMS 7                               84             497                       142807

Mike 1-3                            92             5544-5547                 257757-257759

Gold Tooth                          C              232                       39925

Gold Tooth
   Tunnel Site                      C              339                       47013

                                   EXHIBIT C
                          MINING LEASES AND AGREEMENTS

I. Concerning the following unpatented lode mining claims owned by Keith Kummerfeld; et al., located in Sections 14 and 23, Township 23 South, Range 44 East, MDB&M, Inyo County, California:


                                                  COUNTY RECORDING
CLAIM NAME                                        INFORMATION                                       BLM FILE #
Cecil R 1                                         108/315                                           38478
   Amendment                                      92-1414

Cecil R 2                                         108/316                                           38479

WTL 1                                             117/300                                           38477

WTL 3                                             117/302                                           38475

WTL 5                                             117/304                                           38473
   Amendment                                      92-1640

WTL 24                                            117/323                                           38466

WTL 26                                            117/325                                           38464

WTL 28                                            117/327                                           38462

   a. Mining Lease dated January 15, 1988 between Billiton Minerals U.S.A., Inc., Lessee, and Keith R. Kummerfeld, Daniel J. V. Greeley, John B. Higman, John L. Doerfler (and their respective spouses) and Marvin E. Gillispie, Lessors (the "Kummerfeld Lease"). The original Kummerfeld Lease was not recorded. However, a complete executed copy appears as an exhibit to the Assignment described in paragraph (b) immediately below.

   b. Assignment between Billiton Minerals U.S.A., Inc., and Camindex Resources, Inc., dated March 28, 1988 and recorded as Document No. 88-4128 on September 8, 1988. This Assignment transfers to Camindex Billiton's interest, as Lessee, in the Kummerfeld Lease, without any reservations.

   c. Claim Acquisition Agreement dated September 12, 1988, among David L. Pruett, Camindex Resources, Inc., an Alaska corporation, and First Sierra Gold Corporation, a California corporation (the "Claim Acquisition Agreement"). A Memorandum of Claim Acquisition Agreement, evidencing this agreement, was recorded as Document No. 88-6867 on November 14, 1988.

   d. Claim Option Agreement dated November 23, 1988, between First Sierra Gold Corporation and Addwest Gold, Inc.

   e. Assignment, Bill of Sale, Deed and Conveyance dated November 30, 1990, from CR Montana Corporation (successor by merger to Addwest Gold Corporation) to CR Briggs Corporation. This deed was recorded as Document 91-0034 in the Inyo County, California, records on January 3, 1991.

II. Concerning the following unpatented lode mining claims owned by Ivanhoe Investment Corporation, a Nevada corporation, doing business in California as Ivanhoe Resources Company, located in Sections 2, 11-13, 18 and 24, Township 23 South, Range 44 East; and Sections 15, 22-27, 34 and 25, Township 22 South, Range 44 East, MDB&M, Inyo County, California:


                                                  COUNTY
                                                  RECORDING
CLAIM NAME                                        INFORMATION                                       BLM FILE #
Argonaut 1                                        58/527                                            1725
   Amendment                                      126/197
   Amendment                                      92/1638

Argonaut 2                                        58/528                                            1724
   Amendment                                      126/198
   Amendment                                      92/1637

Argonaut 3                                        58/529                                            1726
   Amendment                                      126/199
   Amendment                                      92/1251

Argonaut 4                                        58/530                                            1728
   Amendment                                      126/200

Argonaut 5                                        58/531                                            1727
   Amendment                                      126/201
   Amendment                                      92/1636

Argonaut 6                                        58/532                                            1729
   Amendment                                      126/202

Argonaut 7                                        58/533                                            1730
   Amendment                                      126/203
   Amendment                                      92/1253

Argonaut 8                                        58/534                                            1731
   Amendment                                      126/204
   Amendment                                      92/1254

Argonaut 9                                        116/531                                           1744
   Amendment                                      126/205
   Amendment                                      92/1255

Argonaut 10                                       59/245                                            1732
   Amendment                                      126/206
   Amendment                                      92/1256

                                                  COUNTY
                                                  RECORDING
CLAIM NAME                                        INFORMATION                                       BLM FILE #
Argonaut 11                                       108/719                                           1743
   Amendment                                      126/207
   Amendment                                      92/1635

Argonaut 12                                       108/720                                           1742
   Amendment                                      126/208

Argonaut 13                                       108/721                                           1734
   Amendment                                      126/209

Argonaut 14                                       108/722                                           1735
   Amendment                                      126/210

Argonaut 15                                       108/723                                           1741
   Amendment                                      126/211

Argonaut 16                                       111/868                                           1740
   Amendment                                      126/212

Argonaut 17                                       111/870                                           1739
   Amendment                                      126/213

Argonaut 18                                       111/872                                           1738
   Amendment                                      126/214

Argonaut 19                                       111/874                                           1737
   Amendment                                      126/215

Argonaut 20                                       111/876                                           1736
   Amendment                                      126/216
   Amendment                                      92/1639

Wet Spot*                                         58/534                                            1733

   (*One-half interest may be owned by others.)

CLAIM NAME                        BOOK                    PAGE                           BLM NO. (CAMC)
PAN 3-38                          125                     800-835                        28358-28393
PAN 45-57                         125                     836-848                        28394-28406
PAN 101-124                       126                     158-181                        33613-33636

AM 1-3                            82                      238-240                        107066-107068
AM 12-17                          82                      250-255                        107079-107084


   a. Agreement with Respect to Mining Claims between Resource Associates of Alaska, Inc. (RAA), and David L. Pruett, dated February 21, 1985 (the "RAA-Pruett Agreement"). Ivanhoe Investment Corporation is the successor in interest to Resource Associates of Alaska, and by virtue of the Claim Acquisition Agreement and Claim Option Agreement described below, CR Briggs Corporation is the successor in interest to David L. Pruett under the RAA-Pruett Agreement.

   b. Claim Acquisition Agreement dated September 12, 1988, among David L. Pruett, Camindex Resources, Inc. an Alaska corporation, and First Sierra Gold Corporation, a California corporation (the "Claim Acquisition Agreement"). A Memorandum of Claim Acquisition Agreement, evidencing this agreement, was recorded as Document No. 88-6867 on November 14, 1988.

   c. Claim Option Agreement dated November 23, 1988, between First Sierra Gold Corporation and Addwest Gold, Inc.

   d. Assignment, Bill of Sale, Deed and Conveyance dated November 30, 1990, from CR Montana Corporation (successor by merger to Addwest Gold Corporation) to CR Briggs Corporation. This deed was recorded as Document 91-0034 in the Inyo County, California, records on January 3, 1991.

III. Concerning the following patented lode mining claims and millsite:

                 Claim Name                                            Mineral Survey No.
                 ----------                                            ------------------
                 Comet Lode                                            4556 A
                 Shooting Star Lode                                    4556 A
                 Scotchman Millsite                                    4556 B

         Mining Lease dated March 1, 1995, between Merril P. Womach, Lessor, and CR Briggs Corporation, Lessee, a Memorandum of which was recorded on April 24, 1995, as Document No. 95-1281.

                                                                      APPENDIX E
                                                               TO LOAN AGREEMENT

                    [Form of Guarantee and Pledge Agreement]





================================================================================





              GUARANTEE, EQUITY CONTRIBUTION AND PLEDGE AGREEMENT


                          Dated as of December 6, 1995


                                     among


                         CANYON RESOURCES CORPORATION,
                                 as Guarantor,



                             CR BRIGGS CORPORATION,
                                  as Borrower,


                                      and


                        BANQUE PARIBAS, NEW YORK BRANCH,
                                    as Agent





================================================================================

         GUARANTEE, EQUITY CONTRIBUTION AND PLEDGE AGREEMENT (this "Agreement") dated as of December 6, 1995 among CANYON RESOURCES CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Guarantor"); CR BRIGGS CORPORATION, a Colorado corporation (the "Borrower"); and BANQUE PARIBAS, NEW YORK BRANCH, a banking institution organized under the laws of France, as agent for the Secured Parties referred to below (in such capacity, together with its successors in such capacity, the "Agent").

         The Borrower, the lenders referred to therein (the "Lenders") and the Agent are parties to a Loan Agreement dated as of December 6, 1995 (as modified and supplemented and in effect from time to time, the "Loan Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making loans) by the Lenders to the Borrower in an aggregate principal amount not exceeding the equivalent of U.S.$34,000,000.

         The Guarantor owns, directly or indirectly, 100% of the shares of the outstanding capital stock of the Borrower and will benefit from the making of such loans to the Borrower. To induce the Lenders to enter into the Loan Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor has agreed to guarantee the Guaranteed Obligations (as hereinafter defined), to make certain equity contributions to the Borrower and to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:


         Section 1. Definitions. Each capitalized term used herein and not otherwise defined has the meaning assigned thereto in the Loan Agreement. Terms used in Article 9 of the Uniform Commercial Code (as hereinafter defined) are used herein as defined therein. Unless otherwise stated, any reference in this Agreement to any Person shall include its permitted successors and assigns and, in the case of any Governmental Body, any Person succeeding to its functions and capacities. In addition, as used herein the following terms shall have the following respective meanings (all terms defined in this Section 1 and in the other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

                  "Canyon Contingency Account" shall have the meaning ascribed thereto in Section 8.01 hereof.

                  "Cash Collateral" shall mean U.S.$2,000,000.





                         Guarantee and Pledge Agreement

                  "Collateral" shall have the meaning ascribed thereto in
         Section 4 hereof.

                  "Consolidated Subsidiary" shall mean, with respect to any Person, each Subsidiary of such Person (now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance GAAP.

                  "Debentures" shall mean the Guarantor's "6% Convertible Subordinated Notes due June 2, 1998" issued under the Indenture dated as of June 2, 1993 between the Guarantor and Bank of America Arizona, an Arizona corporation, as trustee, as amended and in effect from time to time.

                  "Equity Contribution" shall have the meaning ascribed thereto in Section 2.02 hereof.

                  "ERISA Affiliate" shall mean any corporation or trade or business which is a member of any group of organizations: (a) described in Section 414(b) or (c) of the Code of which the Guarantor is a member and (b) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Guarantor is a member.

                  "Guaranteed Obligations" shall mean, collectively, (a) the principal of, and interest or Gold Funding Fees (as the case may be) on, the Loans to, and the Note(s) of, the Borrower, (b) all other amounts from time to time owing to the Lenders or the Agent by the Borrower under the Loan Agreement, the Notes and the Security Documents, (c) all amounts at any time owing to any Hedge Party under any Hedge Contract, and (d) any deferral, renewal, extension, refunding or refinancing of any of the foregoing, in each case whether direct or indirect, absolute or contingent, due or to become due.

                  "Leverage Ratio" shall mean, at any time, the ratio of Total Liabilities to Tangible Net Worth at such time.

                  "Multiemployer Plan" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Guarantor or any ERISA Affiliate and which is covered by Title IV of ERISA.

                  "Plan" shall mean an employee benefit or other plan established or maintained by the Guarantor or





                         Guarantee and Pledge Agreement
         any ERISA Affiliate and which is covered by Title IV of ERISA, other than a Multiemployer Plan.

                  "Pledged Stock" shall have the meaning ascribed thereto in
         Section 4(a) hereof.

                  "Records" shall have the meaning ascribed thereto in Section
         3.11 hereof.

                  "Secured Obligations" shall mean, collectively, (a) the Guaranteed Obligations, (b) all obligations of the Guarantor to the Agent and the other Secured Parties hereunder and (c) any deferral, renewal, extension, refunding or refinancing of any of the foregoing, in each case whether direct or indirect, absolute or contingent, due or to become due.

                  "Secured Parties" shall mean on any date of determination, each Lender, the Agent and each Hedge Party.

                  "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

                  "Tangible Net Worth" shall mean, as at any date for the Guarantor, the sum for the Guarantor and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following:

                  (a) the amount of capital stock; plus

                  (b) the aggregate outstanding principal amount of the Debentures; plus

                  (c) the amount of surplus and retained earnings (or, in the case of a surplus and retained earnings





                         Guarantee and Pledge Agreement
                  deficit, minus the amount of such deficit); minus

                  (d) the sum of the following: cost of treasury shares and the book value of all assets that should be classified as intangibles (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) but in any event including goodwill, minority interest, research and development costs, trademarks, trade names, copyrights, patents and franchises, unamortized debt discount and expense, all reserves and any write-up in the book value of assets resulting from a revaluation thereof subsequent to December 31, 1994.

                  "Total Liabilities" shall mean, as at any date, the sum, for the Guarantor and its Consolidated Subsidiaries, of the following: (a) all Indebtedness and (b) all other liabilities (other than the Debentures) that should be classified as liabilities on a balance sheet, including, without limitation, all reserves (other than general contingency reserves) and all deferred taxes and other deferred items.

                  "Warrants" shall mean, collectively, (i) the 2,923,732 warrants to purchase 2,923,732 shares of the common stock, $.01 par value, of the Guarantor (the "Guarantor's Common Stock"), issued under a Warrant Agreement dated as of January 26, 1990 and offered pursuant to the Registration Statement on Form S-2 filed with the Securities and Exchange Commission on April 29, 1990 (Registration No. 33-34560) and
         (ii) the 1,200,000 warrants to purchase 1,200,000 shares of the Guarantor's Common Stock issued under a Warrant Agreement dated as of March 18, 1992 and offered pursuant to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission on March 27, 1992 (Registration No. 33- 45909).

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.





                         Guarantee and Pledge Agreement

                  Section 2. The Guarantee and Equity Contribution.

                  2.01 The Guarantee. The Guarantor hereby unconditionally guarantees to the Agent and each other Secured Party and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Guaranteed Obligations. The Guarantor hereby further unconditionally agrees that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

                  2.02 The Equity Contribution.

                  (a) Cash Collateral Deposit. On the date hereof, the Guarantor shall deposit the Cash Collateral in the Canyon Contingency Account in accordance with the Deposit and Disbursement Agreement.

                  (b) Transfer from Canyon Contingency Account. The Guarantor hereby irrevocably agrees that, and instructs the Agent and the Depositary to, immediately upon the date that the Tranche A Commitments and Tranche B Commitments are fully borrowed, without the need for any further action by the Guarantor, transfer from the Canyon Contingency Account to the Invested Capital Account an amount equal to the excess (if any) of (i) the Cash Collateral minus
(ii) the sum of the Project Costs reasonably estimated by the Agent (in consultation with the Independent Engineer) to be incurred to achieve Project Completion (after giving effect to the application of Tranche A Loans and Tranche B Loans on such date) plus the Expansion Required Amount. Any amount so transferred shall be deemed to be a cash capital contribution by the Guarantor to the Borrower. On the Expansion Completion Date, after the payment in full of all Expansion Costs, the remaining balance (if any) in the Canyon Contingency Account shall be transferred to, or at the order of, the Guarantor

                  (c) The Additional Equity Contribution. In addition to, and without limitation of the transfer referred to in Section 2.02(b) hereof, in the event that, at any time prior to the Completion Date or Expansion Completion, actual Project Costs and Expansion Costs to be incurred by the Borrower and the amounts to be transferred pursuant to Section 2.02(b) hereof exceed the sum of the aggregate Commitments, the Guarantor hereby agrees to make a cash capital contribution in Dollars in immediately available funds (together with the amounts to be transferred pursuant to Section 2.02(b) hereof, the "Equity Contribution"), in an amount equal to such excess, to the Borrower, as





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provided in Section 7 hereof, such capital contribution to be made on or prior to the date such Project Costs or Expansion Costs are incurred.

                  (d) Use of Equity Contribution Proceeds. In accordance with
Section 4.04(b) of the Loan Agreement, the Borrower may use the proceeds of an Equity Contribution deposited in the Invested Capital Account pursuant to
Section 7 hereof solely for the purpose of making payments of Project Costs and Expansion Costs, as incurred.

                  2.03 Obligations Unconditional. The obligations of the Guarantor under this Section 2 hereof are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the Loan Agreement, any other Financing Document, any Project Document or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2.03 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantor hereunder which shall remain absolute and unconditional as described above:

                  (i) at any time or from time to time, without notice to the Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations or the Equity Contribution shall be extended, or such performance or compliance shall be waived;

                  (ii) any of the acts mentioned in any of the provisions of the Loan Agreement, any other Financing Document, any Project Document or any other agreement or instrument referred to herein or therein shall be done or omitted;

                  (iii) the maturity of any of the Guaranteed Obligations or the Equity Contribution shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under the Loan Agreement, any other Financing Document, any Project Document or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

                  (iv) any lien or security interest granted to, or in favor of, the Agent or any other Secured





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                                     - 7 -



         Party or Secured Parties as security for any of the Guaranteed Obligations shall fail to be perfected.

The Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Agent or any other Secured Party exhaust any right, power or remedy or proceed against the Borrower under the Loan Agreement, any other Financing Document, any Project Document or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations or the Equity Contribution.

         2.04 Reinstatement. The obligations of the Guarantor under this Section 2 shall be automatically reinstated if and to the extent that for any reason any payment made pursuant to this Agreement is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantor agrees that it will indemnify the Agent and each other Secured Party on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Agent or such Secured Party in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         2.05 Subrogation. The Guarantor hereby waives all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under the Federal Bankruptcy Code of 1978, as amended from time to time) or otherwise by reason of any payment by the Guarantor pursuant to the provisions of Section 2.01 hereof and further agrees with the Borrower for the benefit of each of the Borrower's creditors (including, without limitation, the Agent and each other Secured Party) that any such payment by the Guarantor shall constitute a contribution of capital by the Guarantor to the Borrower (or an investment in the equity capital of the Borrower by the Guarantor).

         2.06 Remedies. The Guarantor agrees that, as between the Guarantor and the Lenders, the obligations of the Borrower under the Loan Agreement and the Notes may be declared to be forthwith due and payable as provided in Section 9.02(a) of the Loan Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.02(a) of the Loan Agreement) for purposes of Section 2.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due





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and payable by the Borrower) shall forthwith become due and payable by the
Guarantor for purposes of said Section 2.01.

         2.07 Specific Performance. The Guarantor hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against the Guarantor for specific performance of this Agreement by the Agent, on behalf of the Secured Parties, or by the Borrower or for any of their benefit by a receiver, custodian or trustee appointed for the Borrower or in respect of all or a substantial part of the Borrower's assets under the bankruptcy or insolvency laws of any jurisdiction to which the Borrower or its assets are subject.

         2.08 Instrument for the Payment of Money. The Guarantor hereby acknowledges that the obligations set forth in this Section 2 constitute an instrument for the payment of money, and consents and agrees that the Agent or any other Secured Party, at its sole option, in the event of a dispute by the Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York Civil Practice Law and Rules Section 3213.

         2.09 Continuing Guarantee. The guarantee in Section 2.01 hereof is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.


         Section 3. Representations and Warranties. The Guarantor represents and warrants to the Agent and the other Secured Parties that:

         3.01 Corporate Existence. The Guarantor and each of its Consolidated
Subsidiaries: (a) is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business under the laws of each jurisdiction in which such qualification is required.

         3.02 Financial Condition. The Guarantor has heretofore furnished to each of the Lenders the consolidated and consolidating balance sheets of the Guarantor and its Consolidated Subsidiaries as at December 31, 1994 and the related consolidated and consolidating statements of income, retained earnings and cash flow of the Guarantor and its Consolidated Subsidiaries for the fiscal year ended on said date, with the opinion thereon (in the case of said consolidated balance sheet and statements) of Coopers & Lybrand, L.L.P., and the unaudited consolidated and consolidating balance sheets of the Guarantor and its





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                                     - 9 -



Consolidated Subsidiaries as at June 30, 1995 and the related consolidated and consolidating statements of income, retained earnings and cash flow of the Guarantor and its Consolidated Subsidiaries for the three-month period ended on such date. All such financial statements are complete and correct and fairly present the consolidated financial condition of the Guarantor and its Consolidated Subsidiaries, and (in the case of said consolidating financial statements) the respective unconsolidated financial condition of the Guarantor and of each of its Consolidated Subsidiaries, as at said date and the consolidated and unconsolidated results of their operations for the fiscal year and three-month period ended on said dates (subject, in the case of such financial statements as at June 30, 1995, to normal year-end audit adjustments), all in accordance with generally accepted accounting principles and practices applied on a consistent basis. None of the Guarantor nor any of its Consolidated Subsidiaries has on the date hereof any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said balance sheets as at said dates. Since December 31, 1994, there has been no material adverse change in the consolidated financial condition, operations, business or prospects of the Guarantor and its Consolidated Subsidiaries from that set forth in said financial statements as at said date.

         3.03 Litigation. There are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Guarantor) threatened against the Guarantor or any of its Subsidiaries that could (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

         3.04 No Breach. None of the execution, delivery and performance of this Agreement, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Guarantor, or any applicable law, rule or regulation, or any Governmental Approval applicable to the Guarantor or the Project, or any agreement or instrument to which the Guarantor or any of its Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Guarantor or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

         3.05 Corporate Action. The Guarantor has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by the Guarantor of this Agreement have been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by the Guarantor and constitutes its legal, valid and binding obligation, enforceable in accordance with its





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terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights.

         3.06 Approvals. Except as set forth in Schedule I hereto, no Governmental Approval of, and no filings or registrations with, any Governmental Body are necessary for the execution, delivery or performance by the Guarantor of this Agreement or for the validity or enforceability hereof.

         3.07 ERISA. Each Plan, and, to the knowledge of the Guarantor, each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or state law, and no event or condition has occurred and is continuing as to which the Guarantor would be under an obligation to furnish a report to the Lenders under Section 5.01(e) hereof.

         3.08 Taxes. Each of the Guarantor and each of its Consolidated Subsidiaries has filed or caused to be filed all tax returns required to be filed by it, and has paid all taxes shown to be due and payable pursuant to such returns or pursuant to any assessment made against it or any of its Properties, and all other taxes, assessments, fees, liabilities or other charges imposed on it or on its Properties by any governmental authority having jurisdiction which are then due and payable (other than those which may be paid at a later date without accrual of interest or penalty). There are no questions or disputes pending or, to its knowledge, threatened, between the Guarantor or any of its Consolidated Subsidiaries and any governmental taxing authority.

         3.09 Pledged Stock.

         (a) The Guarantor is the sole beneficial owner of the Pledged Stock and no Lien exists or will exist upon the Pledged Stock at any time (and no right or option to acquire the same exists in favor of any other Person), except for the pledge and security interest in favor of the Agent for the benefit of the Secured Parties created or provided for herein, which pledge and security interest constitute a first priority perfected pledge and security interest in and to all of the Pledged Stock.

         (b) The Pledged Stock represented by certificate no. 1 is, and all other Pledged Stock in which the Guarantor shall hereafter grant a security interest pursuant to Section 4 hereof will be, duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the Borrower, upon the transfer of such Pledged Stock (except for any such restriction contained herein).





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         (c) The Pledged Stock represented by certificate no. 1 constitutes all of the issued and outstanding shares of capital stock of any class of the Borrower, said certificate represents 100 shares of the common stock, having a par value of $.01 per share, of the Borrower, and the Guarantor is the registered and beneficial owner of all such shares on the date hereof.

         3.10 Investment Company Act. The Guarantor is not an "investment company", or a company "controlled" by an "investment company", or an "investment advisor", within the meaning of the Investment Company Act of 1940, as amended.

         3.11 Principal Place of Business. As of the date of this Agreement, the chief executive office and principal place of business of the Guarantor and the office where the Guarantor keeps all of its books and records concerning the Collateral (hereinafter, collectively, the "Records") is located at 14142 Denver West Parkway, Suite 250, Golden, Colorado.

         3.12 Feasibility Study. To the best knowledge of the Guarantor after due inquiry, the Feasibility Study (not including any forecasts of gold or other prices or projections of cash flows, financial results, debt repayment, debt cover or other similar forward-looking information that may be included therein) does not include any untrue statement of a material fact or omit a material fact necessary to make the information therein not misleading. The Guarantor believes that (i) the Construction Budget, Construction and Payment Schedule and the Feasibility Study taken as a whole, are fair and reasonable in light of the Guarantor's and the Borrower's current expectations with respect to the Project and (ii) except for the assumptions relating to gold prices, costs of materials and labor, interest rates and the rate of inflation (which assumptions reflect solely a choice of a convenient manner of calculation and presentation), the cash flow calculations contained in the Feasibility Study are based on assumptions which, at the date thereof, were fair and reasonable in light of the Guarantor's and the Borrower's expectations with respect to the Project. There are no facts or circumstances (other than matters of a general economic nature or matters otherwise relating to general market conditions) known to the Guarantor which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. No facts are known to the Guarantor that have caused it to believe that the assessment of mineral reserves contained in the Feasibility Study are materially inaccurate or that the procedures described therein were not conducted in accordance with established engineering principles and practices.


         Section 4. The Collateral and the Pledge. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Guarantor hereby pledges, assigns, transfers and grants to





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         the Agent, for the benefit of the Secured Parties as hereinafter provided, a Lien on and prior perfected security interest in, all of the Guarantor's right, title and interest in, to and under the following property, whether now owned by the Guarantor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

                  (a) the shares of common stock of the Borrower, having a par value of $.01 per share, represented by certificate no. 1 and all other shares of capital stock of whatever class of the Borrower, now or hereafter owned by the Guarantor, in each case together with the certificates evidencing the same (collectively, the "Pledged Stock");

                  (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

                  (c) without affecting the obligations of the Guarantor or the Borrower under any provision prohibiting such action hereunder or under the Loan Agreement, in the event of any consolidation or merger in which the Borrower is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Guarantor itself) formed by or resulting from such consolidation or merger;

                  (d) all proceeds of and to any of the property of the Guarantor described in the preceding clauses of this Section 4 (including, without limitation, all causes of action, claims and warranties now or hereafter held by the Guarantor in respect of any of the items listed above) and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers; and

                  (e) the Canyon Contingency Account and all cash, cash equivalents, instruments, Permitted Investments and securities at any time held or maintained therein, whether now owned by the Guarantor or hereafter acquired and whether now existing or hereafter coming into existence, and wherever located.





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         Section 5. Covenants. The Guarantor agrees that, until the payment and satisfaction in full of the Secured Obligations and the expiration or termination of the Commitments:

                  5.01 Financial Statements. The Guarantor shall deliver to the Agent and each of the Lenders:

                  (a) as soon as available and in any event within 45 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Guarantor, consolidated and consolidating statements of operations, stockholders' equity and cash flows of the Guarantor and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets of the Guarantor and its Consolidated Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the corresponding periods in the preceding fiscal year, accompanied by a certificate of the chief financial officer of the Guarantor, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Guarantor and its Consolidated Subsidiaries, and said consolidating financial statements fairly present the respective individual unconsolidated financial condition and results of operations of the Guarantor and each of its Consolidated Subsidiaries in each case in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

                  (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Guarantor, consolidated and consolidating statements of operations, stockholders' equity and cash flows of the Guarantor and its Consolidated Subsidiaries for such fiscal year and the related consolidated and consolidating balance sheets of the Guarantor and its Consolidated Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the preceding fiscal year, and accompanied (i) in the case of said consolidated statements and balance sheet of the Guarantor, by an opinion thereon of Coopers & Lybrand, L.L.P., (or such other independent certified public accountants of recognized national standing as is acceptable to the Majority Lenders), which opinion shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Guarantor and its Consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP, and a certificate of such accountants stating that, in making the examination necessary





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         for their opinion, they obtained no knowledge, except as specifically stated, of any Potential Default, and (ii) in the case of said consolidating statements and balance sheets, by a certificate of the chief financial officer of the Guarantor, which certificate shall state that said consolidating financial statements fairly present the respective individual unconsolidated financial condition and results of operations of the Guarantor and each of its Consolidated Subsidiaries, in each case in accordance with GAAP, consistently applied, as at the end of, and for, such fiscal year;

                  (c) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, that the Guarantor shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange;

                  (d) promptly upon the mailing thereof to the shareholders of the Guarantor generally or to holders of subordinated Indebtedness of the Guarantor generally, copies of all financial statements, reports and proxy statements so mailed;

                  (e) as soon as possible, and in any event within ten days after the Guarantor knows or has reason to know that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of the Guarantor setting forth details respecting such event or condition and the action, if any, that the Guarantor or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Guarantor or an ERISA Affiliate with respect to such event or condition):

                  (i) any reportable event, as defined in Section 4043(c) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a





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                  required installment under Section 412(m) of the Code or
                  Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with
                  Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

                  (ii) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by the Guarantor or an ERISA Affiliate to terminate any Plan;

                  (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Guarantor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                  (iv) the complete or partial withdrawal from a Multiemployer Plan by the Guarantor or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by the Guarantor or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                  (v) the institution of a proceeding by a fiduciary of any





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                  Multiemployer Plan against the Guarantor or any ERISA
                  Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

                  (vi) the adoption of an amendment to any Plan that pursuant to
                  Section 401(a)(29) of the Code or Section 307 of ERISA would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Guarantor or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections;

                  (f) promptly after the Guarantor knows or has reason to believe that any Potential Default has occurred, a notice of such Potential Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Guarantor or Borrower has taken or proposes to take with respect thereto; and

                  (g) as promptly as possible following a request, such additional information relating to the Project and relevant to the ability of the Guarantor to perform its obligations under this Agreement, as the Agent or any other Secured Party from time to time may reasonably request.

The Guarantor will furnish to each Lender, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of the chief financial officer of the Guarantor to the effect that no Potential Default has occurred and is continuing (or, if any Potential Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Guarantor or Borrower has taken or proposes to take with respect thereto).

                  5.02 Litigation. The Guarantor will promptly give to each Lender notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, affecting the Guarantor or any of its Subsidiaries, except proceedings that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect.

                  5.03 Corporate Existence, Etc. The Guarantor will, and will cause each of its Subsidiaries, other than Minera





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                                     - 17 -



Hispaniola S.A., a Dominican Republic societe anonima, CR International Corporation, a Colorado corporation, Canyon de Chile, S.A., a Chile societe anonima, Canyon Resources Venezuela C.A., a Venezuela compania anonima, Canyon de Panama, S.A., a Panama societe anonima, Canyon Resources Tanzania LTD., a Tanzania corporation, to: preserve and maintain its corporate existence and all of its material rights, privileges and franchises; comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements could (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; maintain all of its Properties used or useful in its business in good working order and condition, ordinary wear and tear excepted, and in accordance with generally accepted prudent operating practices; permit representatives of any Lender or the Agent, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by any Lender or the Agent (as the case may be); and keep insured by financially sound and reputable insurers all Property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations.

                  5.04 Maintenance of the Project; Coordination. At all times, the Guarantor shall (either directly or indirectly through the Borrower) control the development, construction, operation and maintenance of the Project, including, without limitation, the maintenance of operating, management and financial control of the Project and the provision of such administrative and operational support as is necessary to operate and maintain the Project in accordance with the Feasibility Study. From the date of commencement of construction of the Project until Expansion Completion, the Guarantor will monitor, coordinate and evaluate the progress of the Contractors and their material compliance with the terms and conditions of the Construction Contracts and the Construction and Payment Schedule. The Guarantor will name and maintain at all times a single individual to act as the representative of the Guarantor and the Borrower under all of the Construction Contracts. The Guarantor will provide the Agent monthly reports evaluating the Contractors' performance and comparing actual progress (in terms of time and cost) to planned progress as set forth in the Construction and Payment Schedule. The Guarantor's monthly reports to the Agent shall be in a format acceptable for incorporation into the monthly reports which the Borrower is required to deliver to the Agent under the Loan Agreement. At all times until Expansion Completion, those officers of the Guarantor which have been identified to the Agent as being involved in the





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development of the Project shall direct the majority of their time and efforts to assist in the construction and operation of the Project. Other officers and management personnel of the Guarantor shall direct such portion of their time and efforts as are reasonably necessary to assist in the construction and operation of the Project.

                  5.05 Limitation on Liens. At all times prior to Expansion Completion, the Guarantor shall not, and shall cause each of its Subsidiaries to not, create, assume or suffer to exist any Lien upon any Property, assets or contractual rights of the Guarantor or such Subsidiary in each case whether now owned or hereafter acquired, and wherever located, except for the following
Liens:

                  (a) Liens created pursuant to this Agreement or otherwise for the benefit of the Secured Parties;

                  (b) Permitted Liens;

                  (c) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or which are being contested in good faith and by appropriate proceedings (and against which adequate reserves are being maintained by the Guarantor or such Subsidiary, as the case may be);

                  (d) deposits or pledges to secure the obligations of the Guarantor or any of its Subsidiaries under workmen's compensation, social security or similar laws, or under unemployment insurance;

                  (e) mechanic's, workmen's, materialmen's or other like liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith and by appropriate proceedings (and against which adequate reserves are being maintained by the Guarantor or such Subsidiary, as the case may be);

                  (f) the rights of a buyer of identified goods of the Guarantor or such Subsidiary pursuant to Section 2-501 of the Uniform Commercial Code or any other similar provision of applicable law;

                  (g) good faith deposits in connection with bids, tenders, leases or contracts; deposits to secure surety or performance bonds given in the ordinary course of business; and margin deposits under mineral hedge contracts; and

                  (h) liens arising out of any agreement hereafter entered into by the Guarantor or such





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                                     - 19 -



         Subsidiary in its ordinary course of business for the acquisition or disposition of or right to acquire minerals or any interest therein in which agreement there is reserved or which obligates the Guarantor or such Subsidiary, as the case may be, to offer or transfer to a third party a working or joint venture interest or to pay a royalty, rent or percentage of profits or proceeds and which secures such obligation with a Lien on such minerals or interest therein or otherwise provides for the transfer of an interest therein.

                  5.06 Tangible Net Worth. The Guarantor will not at any time permit its Tangible Net Worth to be less than $38,000,000.

                  5.07 Working Capital. The Guarantor shall maintain at all times the ratio of (i) aggregate consolidated current assets of the Guarantor and its Consolidated Subsidiaries to (ii) aggregate consolidated current liabilities of the Guarantor and its Consolidated Subsidiaries, calculated as the terms "current assets" and "current liabilities" are defined for purposes of the Guarantor's most recent annual audited consolidated financial statements prepared in accordance with GAAP and delivered to the Lenders pursuant to
Section 5.01(b) hereof at least equal to 1.75 to 1.0.

                  5.08 Leverage Ratio. The Guarantor will not permit the Leverage Ratio to exceed the ratio of 1.22 to 1 at any time during the term of this Agreement.

                  5.09 Transfer of Interest in the Borrower. The Guarantor will not at any time dispose of or otherwise transfer any of its ownership interest in the Borrower without the prior written consent of the Majority Lenders.

                  5.10 Resale Restrictions. The Guarantor shall cause each of its senior officers and members of its board of directors to comply at all times with the requirements of the resale restrictions contained in the Securities Act of 1933, as amended.

                  5.11 Fiscal Years. The Guarantor will not change the last day of its fiscal year from December 31 of each year, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30, respectively.

                  5.12 Warrants. The Guarantor will extend the expiration date of the Warrants for a period of at least three months upon the request of the Majority Lenders at any time and from time to time, prior to the Completion Date, provided, that any such Majority Lenders' request be made at least three weeks prior to the expiration date of the Warrants as then in effect.





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         Section 6. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 4 hereof, the Guarantor hereby agrees with the Agent and each other Secured Party as follows:

                  6.01 Delivery and Other Perfection. The Guarantor shall:

                  (a) if any of the shares, securities, moneys or property required to be pledged by the Guarantor under clauses (a), (b) and (c) of Section 4 hereof are received by the Guarantor, forthwith either (x) transfer and deliver to the Agent such shares or securities so received by the Guarantor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Agent, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property in said clauses (a), (b) and (c);

                  (b) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Collateral to be transferred of record into the name of the Agent or its nominee (and the Agent agrees that if any Collateral is transferred into its name or the name of its nominee, the Agent will thereafter promptly give to the Guarantor copies of any notices and communications received by it with respect to the Collateral);

                  (c) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Agent may reasonably require in order to reflect the security interests granted by this Agreement;

                  (d) permit representatives of the Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Agent to be present at the Guarantor's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications





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         received by the Guarantor with respect to the Collateral, all in such manner as the Agent may require; and

                  (e) pay all filing, registration and recording fees or refiling, reregistration and rerecording fees, and all expenses incident to the transactions contemplated hereby, any assurance, and all Federal, state, county and municipal stamp taxes and other taxes, duties, imports, assessments and charges arising out of or in connection with the execution and delivery of this Agreement and the transactions contemplated hereby, any agreement supplemental hereto and any instruments of further assurance and the transactions contemplated hereby or thereby.

                  6.02 Other Financing Statements and Liens. Without the prior written consent of the Agent (granted with the authorization of the Lenders as specified in Section 10.09 of the Loan Agreement), the Guarantor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Agent is not named as the sole secured party for the benefit of the Secured Parties.

                  6.03 Preservation of Rights. The Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

                  6.04 Collateral.

                  (a) The Guarantor will cause the Pledged Stock to constitute at all times 100% of the total number of shares of each class of capital stock of the Borrower then outstanding.

                  (b) So long as no Event of Default shall have occurred and be continuing, the Guarantor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Stock for all purposes not inconsistent with the terms of this Agreement, the Loan Agreement, any other Financing Document, any Project Document or any other instrument or agreement referred to herein or therein, provided that the Guarantor agrees that it will not vote the Pledged Stock in any manner that is inconsistent with the terms of this Agreement, the Loan Agreement, any other Financing Document, any Project Document or any such other instrument or agreement; and the Agent shall execute and deliver to the Guarantor or cause to be executed and delivered to the Guarantor all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Guarantor may reasonably request for the purpose of enabling the Guarantor to exercise the rights and powers that it is entitled to exercise pursuant to this Section 6.04(b).





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                                     - 22 -



                  (c) Unless and until a Potential Default has occurred and is continuing, the Guarantor shall be entitled to receive and retain (and the pledge hereunder shall not apply to) any dividends on the Pledged Stock permitted to be paid by the Borrower under Section 8.20 of the Loan Agreement.

                  (d) If any Potential Default shall have occurred, then so long as such Potential Default shall continue, and whether or not the Agent or any other Secured Party exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Loan Agreement, any other Financing Document, any Project Document or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Collateral shall be paid directly to the Agent and retained by it as part of the Collateral, subject to the terms of this Agreement and the Loan Agreement, and, if the Agent shall so request in writing, the Guarantor agrees to execute and deliver to the Agent appropriate additional dividend, distribution and other orders and documents to that end.

                  (e) The Guarantor shall maintain the Canyon Contingency Account in accordance with Section 8 hereof and the Deposit and Disbursement Agreement throughout the term of this Agreement.

                  6.05 Event of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

                  (a) the Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Agent were the sole and absolute owner thereof (and the Guarantor agrees to take all such action as may be appropriate to give effect to such right);

                  (b) the Agent in its discretion may, in its name or in the name of the Guarantor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and





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                                     - 23 -



                  (c) the Agent may, upon ten business days' prior written notice to the Guarantor of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Agent, the other Secured Parties or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Agent or any other Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Guarantor, any such demand, notice and right or equity being hereby expressly waived and released. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section
6.05 shall be applied in accordance with Section 6.09 hereof.

         The Guarantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Pledged Stock, to limit purchasers to those who will agree, among other things, to acquire the Pledged Stock for their own account, for investment and not with a view to the distribution or resale thereof. The Guarantor acknowledges that any such private sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Stock for the period of time necessary to permit the Borrower or issuer thereof to register the Pledged Stock for public sale.





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                                     - 24 -

                  6.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 6.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Guarantor shall remain liable for any deficiency.

                  6.07 Removals, Etc. Without at least 30 days' prior written notice to the Agent, the Guarantor shall not (i) maintain the Records at any office or maintain its principal place of business at any place other than at the address set forth in Section 3.11 hereof or (ii) change its corporate name, or the name under which it does business, from the name shown on the signature pages hereto.

                  6.08 Private Sale. The Agent and the other Secured Parties shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 6.05 hereof conducted in a commercially reasonable manner. The Guarantor hereby waives any claims against the Agent or any other Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree so long as any such action is commercially reasonable.

                  6.09 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Agent under this Section 6, shall be applied by the Agent:

                  First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Agent and the reasonable fees and expenses of its agents and counsel, and all reasonable expenses incurred and advances made by the Agent in connection therewith;

                  Next, to the payment in full of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Secured Parties holding the same may otherwise agree; and

                  Finally, to the payment to the Guarantor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

                  As used in this Section 6, "proceeds" of Collateral shall mean cash, securities and other property

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                                     - 25 -

realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Guarantor or any issuer of or obligor on any of the Collateral.

                  6.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Agent while no Potential Default has occurred and is continuing, upon the occurrence and during the continuance of any Potential Default the Agent is hereby appointed the attorney-in-fact of the Guarantor for the purpose of carrying out the provisions of this Section 6 and taking any action and executing any instruments that the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Agent shall be entitled under this Section 6 to make collections in respect of the Collateral, the Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Guarantor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

                  6.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, the Guarantor shall deliver to the Agent all certificates identified in Section 4(a) hereof, accompanied by undated stock powers duly executed in blank.

                  6.12 Termination. When all Secured Obligations shall have been paid in full and the Commitments and Hedge Contracts shall have expired or been terminated, this Agreement shall terminate, and the Agent shall, at the Guarantor's expense, forthwith cause to be assigned, transferred and delivered, free and clear of any Lien created by, or as a result of, any action by or on behalf of the Secured Parties, against receipt but without any other recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Guarantor.

                  6.13 Further Assurances. The Guarantor agrees that, from time to time upon the written request of the Agent, the Guarantor will execute and deliver such further documents and do such other acts and things as the Agent may reasonably request in order fully to effect the purposes of this Agreement.

                  Section 7. Assignment Instructions and Consent

                  7.01 Consent and Agreement.

                  (a) The Guarantor consents to the terms and provisions of the Security Agreement, including the assignment by the Borrower of its rights under this Agreement, and the right to receive

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                                     - 26 -

monies hereunder, and agrees to deposit the Cash Collateral on the date hereof in the Canyon Contingency Account and to make all other payments pursuant to
Section 2.02 hereof to the Agent for deposit in the Invested Capital Account.

                  (b) The Guarantor agrees that the Agent (acting for the benefit of the Secured Parties) and any assignee thereof shall be entitled to exercise any and all rights of the Borrower under this Agreement in accordance with the terms hereof (in its own name or in the name of the Borrower), and the Guarantor shall comply in all respects with such exercise. Without limiting the generality of the foregoing, the Agent and any assignee thereof shall have the full right and power to enforce directly against the Guarantor all obligations of the Guarantor under this Agreement and otherwise to exercise all remedies hereunder and to make all demands and give all notices and make all requests required or permitted to be made by the Borrower (in its own name or in the name of the Borrower) under this Agreement. If the Guarantor shall receive inconsistent directions from the Borrower and the Agent, the directions from the Agent shall be deemed the effective directions. Unless and until the Guarantor receives such an inconsistent direction from the Agent, any directions received from the Borrower that are not manifestly inconsistent with the provisions of this Agreement or the Security Agreement shall be deemed effective directions and the Guarantor shall be fully protected with respect to any actions taken in reliance thereon.

                  7.02 Use of Proceeds of Equity Contributions. The Borrower agrees with the Agent that the entire proceeds of the Equity Contributions made by the Guarantor pursuant to Section 2.02 hereof will, upon their receipt, be applied to the payment of Project Costs and Expansion Costs in accordance with the terms of the Loan Agreement.

                  Section 8. Establishment of Canyon Contingency Account.

                  8.01 Creation of Canyon Contingency Account. Concurrently with the execution and delivery of this Agreement, the Agent and the Guarantor shall establish and maintain at the Depositary in accordance with the Deposit and Disbursement Agreement a special, segregated and irrevocable cash collateral account (the "Canyon Contingency Account"), to be maintained at all times until the earlier of (i) the termination of this Agreement pursuant to Section 6.12 hereof and (ii) the transfer of the remaining balance of the Canyon Contingency Account to the Guarantor upon Expansion Completion pursuant to Section 2.02(b) hereof. Except as otherwise expressly provided herein, the Canyon Contingency Account shall be held by the Depositary and shall be under the exclusive dominion and control of the Agent. The Guarantor shall have no right to withdraw funds therefrom and hereby irrevocably authorizes the Agent to deposit funds into, and withdraw funds from, the Canyon Contingency Account in accordance with the terms of this Agreement and the Deposit and Disbursement Agreement.

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                                     - 27 -

                  8.02 Deposits into Canyon Contingency Account.

                  (a) The Guarantor hereby instructs the Agent to deposit the Cash Collateral to be received by the Agent directly into the Canyon Contingency Account, and further instructs the Borrower and the Agent to deposit any additional Equity Contributions to be received by either the Borrower or the Agent directly into the Invested Capital Account.

                  (b) Each deposit made into the Canyon Contingency Account hereunder shall be irrevocable (except if made as a result of manifest error).

                  8.03 Withdrawal from Canyon Contingency Account. The Agent shall withdraw (or cause to be withdrawn) all moneys in the Canyon Contingency Account solely in accordance with the following disbursement procedures:

                  (a) If and so long as the Agent is not aware of the occurrence and continuance of an Event of Default, the Agent will transfer all moneys on deposit in the Canyon Contingency Account to the Invested Capital Account, in accordance with Section 2.02(b) hereof, for the payment of Project Costs or Expansion Costs.

                  (b) If the Agent is aware that an Event of Default shall have occurred and is continuing, the Agent may (in its sole discretion) or, if the Agent is so directed in writing by the Majority Lenders (in their sole discretion), shall, (i) hold as collateral security for the Secured Obligations any and all funds on deposit in the Canyon Contingency Account or otherwise received by the Agent hereunder and/or (ii) at such time or at any time thereafter, apply all or any of such funds in the manner and priority set forth in Section 6.09 hereof.

                  8.05 Investment of Funds in Accounts.

                  (a) Unless an Event of Default shall have occurred and be continuing, the Guarantor shall direct the Depositary to invest funds (and vary and redeem such investments) in the Canyon Contingency Account, provided in each case that the designated investment is a Permitted Investment. After the occurrence and during the continuance of an Event of Default, investments in Permitted Investments shall be made as directed by the Majority Lenders, or as directed by the Guarantor or the Agent if the Majority Lenders so agree. Earnings on Permitted Investments shall be retained in the Canyon Contingency Account.

                  (b) Whenever the Agent is directed or authorized in accordance with the terms hereof to make a transfer of funds from the Canyon Contingency Account, if liquidation of a Permitted Investment is necessary to make any such transfer, the Agent is authorized to liquidate

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                                     - 28 -

such Permitted Investment. The Agent shall liquidate all those Permitted Investments which can be liquidated without interest cost or penalty before it shall liquidate any Permitted Investment the liquidation of which would involve an interest cost or penalty. The Agent shall have no liability with respect to any interest cost or penalty on the liquidation of any Permitted Investment pursuant to this Section 8.05(b).

                  (c) The Agent shall have no liability with respect to Permitted Investments (or any losses resulting therefrom) made at the direction of the Guarantor or the Majority Lenders pursuant to clause (a) or (b) of this
Section 8.05.

                  (d) All references in this Agreement to the Canyon Contingency Account and to cash, moneys or funds therein or balances thereof shall include the investments in which such moneys are then invested. All investments shall be under the sole dominion and control of the Agent, subject to the terms and conditions of this Agreement and the Security Documents.

                  Section 9. Miscellaneous.

                  9.01 No Waiver. No failure on the part of the Agent or any other Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any other Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                  9.02 Notices. All notices, requests, consents and demands hereunder shall be in writing and telexed, telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  9.03 Expenses. The Guarantor agrees to reimburse the Agent and each of the other Secured Parties for all reasonable costs and expenses of the Agent and each of the other Secured Parties (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Potential Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (w) performance by the Agent of any obligations of the Guarantor in respect of the Collateral that the Guarantor has failed or refused to perform, (x)

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bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Agent in respect thereof, by litigation or otherwise, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 9.03, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 4 hereof.

                  9.04 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Guarantor, and the Agent (with the consent of the Lenders as specified in Section 10.09 of the Loan Agreement). Any such amendment or waiver shall be binding upon the Agent and each other Secured Party, each holder of any of the Secured Obligations, the Borrower and the Guarantor.

                  9.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Guarantor, the Borrower, the Agent, the Lenders and each holder of any of the Secured Obligations (provided, however, that neither the Guarantor nor the Borrower shall assign or transfer its rights hereunder without the prior written consent of the Agent and provided further that any successor to any Secured Obligations arising under any Hedge Contract is a Lender).

                  9.06 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  9.07 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.

                  9.08 Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, ARE GOVERNED BY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. THE GUARANTOR AND THE BORROWER HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE

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                                     - 30 -

TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE GUARANTOR AND THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  9.09 Waiver of Jury Trial. EACH OF THE GUARANTOR, THE BORROWER, THE AGENT AND THE OTHER SECURED PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  9.10 Service of Process. The Guarantor and the Borrower hereby irrevocably appoint CT Corporation, with offices at 1633 Broadway, New York, New York, as of the date of this Agreement, as its authorized agent on which any and all legal process may be served in any such action, suit or proceeding brought in any Federal or State court located in New York County in The City of New York. The Guarantor and the Borrower agree that service of process in respect of it upon such agent, together with written notice of such service given to it in the manner provided in Section 9.02 hereof, shall be deemed to be effective service of process upon it in any such action, suit or proceeding. The Guarantor and the Borrower agree that the failure of such agent to give notice to it of any such service shall not impair or affect the validity of such service or any judgment rendered in any action, suit or proceeding based thereon. If for any reason such agent shall cease to be available to act as such, the Guarantor and the Borrower agree to designate a new agent in New York County in The City of New York, on the terms and for the purposes of this Section 9.10. Nothing herein shall be deemed to limit the ability of the Agent or any other Secured Party to serve any such legal process in any other manner permitted by applicable law or to obtain jurisdiction over the Guarantor or the Borrower or bring actions, suits or proceedings against the Guarantor or the Borrower in such other jurisdictions, and in such manner, as may be permitted by applicable law.

                  9.11 Agents and Attorneys-in-Fact. The Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

                  9.12 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                         Guarantee and Pledge Agreement

                  9.13 No Third Party Beneficiaries. THE AGREEMENTS OF THE PARTIES HERETO ARE SOLELY FOR THE BENEFIT OF THE GUARANTOR, THE BORROWER, THE AGENT AND THE OTHER SECURED PARTIES AND NO PERSON (OTHER THAN THE PARTIES HERETO, THE LENDERS AND THEIR SUCCESSORS AND ASSIGNS PERMITTED HEREUNDER) SHALL HAVE ANY RIGHTS HEREUNDER.

                         Guarantee and Pledge Agreement

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                             CANYON RESOURCES CORPORATION

                                             By ________________________
                                                Name:
                                                Title:

                                             Address for Notices:

                                             Canyon Resources Corporation
                                             14142 Denver West Parkway
                                             Suite 250
                                             Golden, Colorado  80401

                                             Attention:  Gary C. Huber
                                                   Vice President
                                             Telephone:   (303) 278-8464
                                             Facsimile:   (303) 279-3772

                                             CR BRIGGS CORPORATION

                                             By_________________________
                                               Name:
                                               Title:

                                             Address for Notices:

                                             CR Briggs Corporation
                                             129 East Ridgecrest Blvd.
                                             Ridgecrest, CA  93555

                                             Attention:  Gary C. Huber
                                                   Vice President
                                             Telecopier:  (303) 278-8464
                                             Telephone:   (303) 279-3772

                         Guarantee and Pledge Agreement

                                              BANQUE PARIBAS, NEW YORK BRANCH,
                                                as Agent

                                              By ________________________
                                                 Name:
                                                 Title:

                                              By ________________________
                                                 Name:
                                                 Title:

                                              Address for Notices:

                                              Banque Paribas, New York Branch
                                              787 Seventh Avenue
                                              New York, NY  10019

                                              Attention:  Thomas K. Emmons
                                              Telephone:   (212) 841-2922
                                              Facsimile:   (212) 841-2555

                         Guarantee and Pledge Agreement

                                                                      Schedule I
                                                                to Guarantee and
                                                                Pledge Agreement

                             Governmental Approvals





                         Guarantee and Pledge Agreement

                                                                    APPENDIX F-1
                                                               TO LOAN AGREEMENT





                          [Form of Contractor Consent]

********************************************************************************




                              CONSENT AND AGREEMENT

                          Dated as of December 6, 1995


                                      among

                                  [CONTRACTOR],

                             CR BRIGGS CORPORATION,

                                       and

                        BANQUE PARIBAS, NEW YORK BRANCH,
                                    as Agent

********************************************************************************



                         Guarantee and Pledge Agreement

                  CONSENT AND AGREEMENT (this "Consent and Agreement") dated as of December 6, 1995 among [CONTRACTOR], a ____________ duly organized and validly existing under the laws of ___________ (the "Contractor"), CR BRIGGS CORPORATION, a corporation duly organized and validly existing under the laws of the State of Colorado (the "Company") and BANQUE PARIBAS, NEW YORK BRANCH, a banking organization organized under the laws of France, as agent (in such capacity, together with its successors in such capacity, the "Agent") for the benefit of the Secured Parties (as defined in the Security Agreement referred to below).

                               W I T N E S S E T H

                  WHEREAS, the Company intends to develop, construct, own and operate an open-pit heap leach gold mining project in Inyo County, California (the "Project");

                  WHEREAS, in order to finance the development and construction of the Project, the Company, the lenders referred to therein (the "Lenders") and the Agent are parties to a Loan Agreement dated as of December 6, 1995 (the "Loan Agreement");

                  WHEREAS, in connection with the Project, the Contractor and the Company have entered into the [NAME OF CONSTRUCTION CONTRACT] dated as of December 6, 1995 (as amended, supplemented or modified and in effect from time to time, the "Assigned Agreement");

                  WHEREAS, the assignment of the Assigned Agreement to the Agent and the execution and delivery of this Consent and Agreement are conditions to the extension of financing under the Loan Agreement by the Lenders;

                  NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  (9) Definitions. Each capitalized term used herein and not otherwise defined shall have the meaning assigned to such term (whether by reference to another agreement or otherwise) in the Security Agreement dated as of December 6, 1995 (as amended, supplemented or modified and in effect from time to time, the "Security Agreement") between the Company and the Agent.

                  (10) Consent to Assignment. The Contractor hereby acknowledges notice and receipt of, and consents to the terms and provisions (including the assignment of the Assigned Agreement pursuant to such terms and provisions) of, the Security Agreement.

                  (11) Representations and Warranties. The Contractor hereby represents and warrants that:

                           FORM OF CONTRACTOR CONSENT

                  A. The Contractor is a _________ duly organized, validly existing and in good standing under the laws of the __________. The Contractor is duly qualified to do business and is in good standing in all jurisdictions where necessary in light of the business it conducts and the property it owns and intends to conduct and own and in light of the transactions contemplated by the Assigned Agreement.

                  B. The Contractor has the full power, authority and legal right to execute, deliver and perform its obligations hereunder and under the Assigned Agreement. The execution, delivery and performance by the Contractor of this Consent and Agreement and the Assigned Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate and shareholder action. This Consent and Agreement and the Assigned Agreement have been duly executed and delivered by the Contractor and constitute the legal, valid and binding obligations of the Contractor enforceable against the Contractor in accordance with their respective terms.

                  C. The execution, delivery and performance by the Contractor of this Consent and Agreement and the Assigned Agreement do not and will not (i) require any consent or approval of the board of directors of the Contractor or any shareholder of the Contractor or of any other Person which has not been obtained, (ii) violate any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award having applicability to the Contractor or any provision of the certificate of incorporation or by-laws of the Contractor, or (iii) conflict with, result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Contractor is a party or by which the Contractor or its properties and assets are bound or affected.

                  D. Each authorization, consent, approval, license, permit, filing, notice to or registration by or with any national, state or local governmental authority (collectively, "Government Approvals") required for the execution, delivery or performance of this Consent and Agreement and the Assigned Agreement by the Contractor has been validly issued and duly obtained, taken or made, is not subject to any condition, does not impose restrictions or requirements inconsistent with the terms hereof or of the Assigned Agreement, is in full force and effect and is not subject to appeal. Each such Government Approval is listed on Exhibit A hereto.

                           FORM OF CONTRACTOR CONSENT

                  E. There is no action, suit or proceeding now pending or, to the best knowledge of the Contractor, threatened against or affecting the Contractor which (i) if adversely determined, individually or in the aggregate, could materially and adversely affect its ability to perform its obligations hereunder or under the Assigned Agreement or
         (ii) questions the validity, binding effect or enforceability hereof or of the Assigned Agreement.

                  F. The Contractor is not in default under any material covenant or obligation hereunder or under the Assigned Agreement and no such default has occurred prior to the date hereof. To the best knowledge of the Contractor, the Company is not in default under any material covenant or obligation of the Assigned Agreement and no such default has occurred prior to the date hereof and there exists no event or condition which would, with the giving of notice or lapse of time or both, constitute a default under the Assigned Agreement. The Contractor and the Company have satisfied each of the conditions precedent contained in the Assigned Agreement.

                  (12) Consent and Agreement. Notwithstanding anything to the contrary in Article 1 of the Assigned Agreement, the Contractor hereby acknowledges and agrees that:

                  A. The Agent and any assignee thereof shall be entitled to exercise any and all rights of the Company under the Assigned Agreement in accordance with their respective terms and the Contractor shall comply in all respects with such exercise.

                  B. The Contractor will not, without the prior written consent of the Agent, take any action to (i) cancel or terminate, or suspend performance under, the Assigned Agreement unless such cancellation, termination or suspension is expressly provided for in the Assigned Agreement and the Contractor shall have first delivered to the Agent written notice stating that it intends to exercise such right on a date not less than 60 days after the date of such notice, (ii) consent to or accept any cancellation, termination or suspension of the Assigned Agreement, (iii) amend, supplement or otherwise modify the Assigned Agreement (as in effect on the date hereof), except as set forth in
         Section 5(e) hereof, or (iv) sell, assign or otherwise dispose of (by operation of law or otherwise) any part of its interest in the Assigned Agreement.


                           FORM OF CONTRACTOR CONSENT

                  C. The Contractor shall deliver to the Agent at the address set forth on the signature pages hereof, or at such other address as the Agent may designate in writing from time to time to the Contractor, concurrently with the delivery thereof to the Company, a copy of each material notice, request or demand given by the Contractor pursuant to the Assigned Agreement.

                  D. In the event that the Agent or its designee(s) succeeds to the Company's interest under the Assigned Agreement, whether by foreclosure or otherwise, the Agent or its designee(s) shall assume liability for all of the Company's obligations under the Assigned Agreement arising after the date of such succession. Except as otherwise set forth in the immediately preceding sentence, none of the Agent or any of the other Secured Parties shall have any duties or obligations whatsoever to the Contractor under the Assigned Agreement or with respect to any of the transactions contemplated hereby or thereby.

                  E. Upon the exercise by the Agent of any of the remedies set forth in Section 4 of the Security Agreement, the Agent may assign its rights and interests and the rights and interests of the Company under the Assigned Agreement to any purchaser or transferee of the Project, if such purchaser or transferee shall assume all of the obligations of the Company under the Assigned Agreement. Upon such assignment and assumption, the Agent shall be relieved of all obligations under the Assigned Agreement arising after such assignment and assumption.

                  F. In the event that (i) the Assigned Agreement is rejected by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding involving the Company or (ii) the Assigned Agreement is terminated as a result of any bankruptcy or insolvency proceeding involving the Company and, if within 90 days after such rejection or termination, the Agent or its designee(s) shall so request and shall certify in writing to the Contractor that it intends to perform the obligations of the Company as and to the extent required under the Assigned Agreement, the Contractor will execute and deliver to the Agent or such designee(s) a new Assigned Agreement which shall be for the balance of the remaining term under the original Assigned Agreement before giving effect to such rejection or termination and shall contain the same conditions, agreements, terms, provisions and limitations as the original Assigned Agreement (except for any requirements which have been fulfilled by the Company and the Contractor prior to such rejection or termination). References in this Consent and

                           FORM OF CONTRACTOR CONSENT

         Agreement to the "Assigned Agreement" shall be deemed also to refer to the new Assigned Agreement.

                  G. In the event that the Agent or its designee(s), or any purchaser, transferee, grantee or assignee of the interests of the Agent or its designee(s) in the Project shall assume or be liable under the Assigned Agreement (as contemplated in subsection (d), (e) or (f) above or otherwise), liability in respect of any and all obligations of any such party under the Assigned Agreement shall be limited solely to such party's interest in the Project (and no officer, director, employee, shareholder or agent thereof shall have any liability with respect thereto).

                  (13) Special Agreements. Notwithstanding anything to the contrary in Article 1 of the Assigned Agreement, the Contractor hereby further acknowledges and agrees that:

                  A. The Contractor hereby (i) approves the appointment of Pincock, Allen & Holt as the Independent Engineer (for purposes of and as defined in the Assigned Agreement) and (ii) confirms that Pincock, Allen & Holt is entitled to all rights of the Independent Engineer as contemplated under the Assigned Agreement.

                  B. The term "Lenders," as defined in the Assigned Agreement, shall mean and include, collectively and individually, the Lenders under the Loan Agreement.

                  C. Contractor hereby agrees that any waiver, consent, approval, election or other action permitted to be given or taken by the Company under the Assigned Agreement, in connection with (i) Mechanical Completion, Project Acceptance or the performance of the Completion Test and Performance Trial (as each such term is defined in the Assigned Agreement), (ii) Section 1.6 of the General Conditions of the Assigned Agreement, to the extent relating to approval of major subcontracts, (iii) Articles XIX, XX and XXI of such General Conditions, relating to termination and suspension, or (iv) Section
         25.1 of such General Conditions, relating to the Company's right to consent to the assignment of the Assigned Agreement, shall require the prior written consent of the Agent and any purported exercise by the Company of any such rights without the prior written consent of the Agent shall be null and void.

                           FORM OF CONTRACTOR CONSENT

                  D. Contractor hereby agrees to defend, indemnify and hold harmless each Secured Party (and each director, officer, employee or agent of each Secured Party) from and against all claims, damages, losses and expenses from and against which the Company is indemnified and held harmless by Contractor under Article XXII of the General Conditions of the Assigned Agreement.

                  E. Contractor hereby agrees that it shall not, without the prior written consent of the Agent, enter into any Change Notice (as defined in the Assigned Agreement), the cost of which change exceeds $25,000 or which causes the aggregate cost of all changes under Change Notices theretofore made, together with the cost of such change, to exceed $100,000. Contractor will give the Agent simultaneous written notice of any request for a Change Notice.

                  F. Contractor has reviewed the form of the Construction Certificate attached hereto as Exhibit B and hereby agrees that it shall furnish a duly completed copy of the same in connection with each request for payment under Section 6.2 of the Assigned Agreement.

                  (14) Arrangements Regarding Payments. All payments to be made by the Contractor to the Company under the Assigned Agreement shall be made in lawful money of the United States of America, directly to the Wilmington Trust Company, (ABA #031100092) for deposit into Account No. 35706-0, for the account of the Agent, Attention: R. Maney (Reference: CR Briggs Gold Project), and shall be accompanied by a notice from the Contractor stating that such payments are made under the Assigned Agreement.

                  (15) Miscellaneous.

                  A. No failure on the part of the Agent or any of its agents to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  B. All notices, requests and other communications provided for herein and under the Assigned Agreement (including, without limitation, any modifications of, or waivers or

                           FORM OF CONTRACTOR CONSENT
         consents under, this Consent and Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Consent and Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  C. No amendment or waiver of any provision of this Consent and Agreement or consent to any departure herefrom by any party hereto shall in any event be effective against any party hereto unless the same shall be in writing and signed by the party against whom enforcement is sought and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

                  D. This Consent and Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  E. This Consent and Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any of the parties hereto may execute this Consent and Agreement by signing any such counterpart.

                  F. If any provision hereof shall be held to be invalid, illegal or unenforceable, then, to the fullest extent permitted by law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

                  G. Headings appearing herein are used solely for convenience and are not intended to affect the interpretation of any provision of this Consent and Agreement.

                  H. THIS CONSENT AND AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  I. EACH OF THE CONTRACTOR, THE COMPANY AND THE AGENT HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW

                           FORM OF CONTRACTOR CONSENT

         YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS CONSENT AND AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE CONTRACTOR, THE COMPANY AND THE AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE CONTRACTOR, THE COMPANY AND THE AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS CONSENT AND AGREEMENT OR THE ASSIGNED AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                           FORM OF CONTRACTOR CONSENT

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Consent and Agreement to be duly executed and delivered by its duly authorized officer as of the date first written above.

                                               [CONTRACTOR]


                                               By ________________________
                                                  Title:

                                               Address for Notices:

                                               Telecopier No.:

                                               Telephone No.:

                                               Attention:



                           FORM OF CONTRACTOR CONSENT

                                       BANQUE PARIBAS, NEW YORK BRANCH,
                                         as Agent

                                       By _______________________
                                          Title:

                                       By _______________________
                                          Title:

                                       Address for Notices:
                                         Banque Paribas, New York Branch
                                         787 Seventh Avenue
                                         New York, NY  10019

                                       Telecopier No.:  (212) 841-2555

                                       Telephone No.:  (212) 841-2922

                                       Attention:  Thomas K. Emmons


                                       CR BRIGGS CORPORATION,

                                       By _______________________
                                          Title:

                                       Address for Notices:
                                         CR Briggs Corporation
                                         129 East Ridgecrest Boulevard
                                         Ridgecrest, CA  93555


                                       Telecopier No.:  (303) 279-3772

                                       Telephone No.:  (303) 278-8464

                                       Attention:  Gary C. Huber

                                            FORM OF CONTRACTOR CONSENT

                                                                    EXHIBIT A to
                                                           Consent and Agreement

                              GOVERNMENT APPROVALS

                                [TO BE PROVIDED.]

                                                                    APPENDIX F-2
                                                               TO LOAN AGREEMENT

                            [Form of Metalor Consent]

********************************************************************************




                              CONSENT AND AGREEMENT


                          Dated as of December 6, 1995


                                      among

                      METALOR U.S.A. REFINING CORPORATION,

                             CR BRIGGS CORPORATION,

                                       and

                        BANQUE PARIBAS, NEW YORK BRANCH,

                                    as Agent

********************************************************************************



                           FORM OF CONTRACTOR CONSENT

                  CONSENT AND AGREEMENT (this "Consent and Agreement") dated as of December 6, 1995 among METALOR U.S.A. REFINING CORPORATION (the "Project Party"), CR BRIGGS CORPORATION, a corporation duly organized and validly existing under the laws of the State of Colorado (the "Company"), and BANQUE PARIBAS, NEW YORK BRANCH, a banking organization organized under the laws of France, as agent (in such capacity, together with its successors in such capacity, the "Agent") for the benefit of the Secured Parties (as defined in the Security Agreement referred to below).

                               W I T N E S S E T H

                  WHEREAS, the Company intends to develop, construct, own and operate an open-pit heap leach gold mining project in Inyo County, California (the "Project");

                  WHEREAS, in order to finance the development and construction of the Project, the Company, the lenders referred to therein (the "Lenders") and the Agent are parties to a Loan Agreement dated as of December 6, 1995 (the "Loan Agreement");

                  WHEREAS, in connection with the Project, the Project Party and the Company have entered into the Refining Proposal Prepared for Briggs Corp. dated August 11, 1995 (as amended, supplemented or modified and in effect from time to time, the "Assigned Agreement");

                  WHEREAS, the assignment of the Assigned Agreement to the Agent and the execution and delivery of this Consent and Agreement are conditions to the extension of financing under the Loan Agreement by the Lenders;

                  NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  (1) Consent to Assignment. The Project Party hereby acknowledges notice of, and consents to the assignment of the Assigned Agreement pursuant to the terms and provisions of, the Security Agreement dated as of December 6, 1995, between the Company and the Agent, as amended or modified and in effect from time to time (the "Security Agreement").

                  (2) Consent and Agreement. The Project Party hereby acknowledges and agrees that:

                  (1) The Agent and any assignee thereof shall be entitled to exercise any and all rights of the Company under the Assigned Agreement in

                                 METALOR CONSENT
         accordance with its terms and the Project Party shall comply in all respects with such exercise.

                  (2) The Project Party will not, without prior written notice to the Agent, take any action to (i) cancel or terminate, or suspend performance under, the Assigned Agreement or (ii) amend, supplement or otherwise modify the Assigned Agreement (as in effect on the date hereof), or (iii) sell, assign or otherwise dispose of (by operation of law or otherwise) any part of its interest in the Assigned Agreement.

                  (3) The Project Party shall deliver to the Agent at the address set forth on the signature pages hereof, or at such other address as the Agent may designate in writing from time to time to the Project Party, concurrently with the delivery thereof to the Company, a copy of each material notice, request or demand given by the Project Party pursuant to the Assigned Agreement.

                  (4) In the event that the Agent or its designee(s) succeeds to the Company's interest under the Assigned Agreement, whether by foreclosure or otherwise, the Agent or its designee(s) shall assume liability for all of the Company's obligations under the Assigned Agreement arising after the date of such succession. Except as otherwise set forth in the immediately preceding sentence, none of the Agent or any of the other Secured Parties shall have any duties or obligations whatsoever to the Project Party under the Assigned Agreement or with respect to any of the transactions contemplated hereby or thereby.


                  (5) Upon the exercise by the Agent of any of the remedies set forth in the Security Agreement, the Agent may assign its rights and interests and the rights and interests of the Company under the Assigned Agreement to any purchaser or transferee of the Project, if such purchaser or transferee shall assume all of the obligations of the Company under the Assigned Agreement. Upon such assignment and assumption, the Agent shall be relieved of all obligations

                                 METALOR CONSENT
         under the Assigned Agreement arising after such assignment and assumption.

                  (6) In the event that the Agent or its designee(s), or any purchaser, transferee, grantee or assignee of the interests of the Agent or its designee(s) in the Project shall assume or be liable under the Assigned Agreement (as contemplated in subsection (d), (e) or (f) above or otherwise), liability in respect of any and all obligations of any such party under the Assigned Agreement shall be limited solely to such party's interest in the Project (and no officer, director, employee, shareholder or agent thereof shall have any liability with respect thereto).

                  (7) All references in the Assigned Agreement to "Briggs Corp." or the "Customer" shall be deemed to refer to the Company.

                  (3) Arrangements Regarding Payments. All payments to be made by the Project Party to the Company under the Assigned Agreement shall be made in lawful money of the United States of America, directly to the Wilmington Trust Company, (ABA #031100092) for deposit into Account No. 35706-0, for the account of the Agent, Attention: R. Maney (Reference: CR Briggs Gold Project), and shall be accompanied by a notice from the Project Party stating that such payments are made under the Assigned Agreement.

                  (4) Miscellaneous.

                  (1) No failure on the part of the Agent or any of its agents to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (2) All notices, requests and other communications provided for herein and under the Assigned Agreement (including, without limitation,

                                 METALOR CONSENT
         any modifications of, or waivers or consents under, this Consent and Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Consent and Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  (3) No amendment or waiver of any provision of this Consent and Agreement or consent to any departure herefrom by any party hereto shall in any event be effective against any party hereto unless the same shall be in writing and signed by the party against whom enforcement is sought and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

                  (4) This Consent and Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (5) This Consent and Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any of the parties hereto may execute this Consent and Agreement by signing any such counterpart.

                  (6) If any provision hereof shall be held to be invalid, illegal or unenforceable, then, to the fullest extent permitted by law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.


                                 METALOR CONSENT

                  (7) THIS CONSENT AND AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  (8) THE PROJECT PARTY HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS CONSENT AND AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE PROJECT PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE PROJECT PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS CONSENT AND AGREEMENT OR THE ASSIGNED AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                                 METALOR CONSENT

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Consent and Agreement to be duly executed and delivered by its duly authorized officer as of the date first written above.

                                        METALOR U.S.A. REFINING
                                          CORPORATION,

                                        By ________________________

                                           Title:

                                        Address for Notices:
                                          Metalor U.S.A. Refining
                                          Corporation
                                          255 John L. Dietsch Boulevard
                                          North Attleborough Industrial
                                          Park
                                          P.O. Box 255
                                          North Attleborough, MA  02761

                                          Telecopier No.:  (508) 695-1603

                                          Telephone No.:  (508) 699-8800

                                          Attention:  Bruce Edwards



                                METALOR CONSENT

                                            BANQUE PARIBAS, NEW YORK BRANCH,

                                              as Agent

                                            By _______________________
                                               Title:

                                            By _______________________
                                               Title:

                                            Address for Notices:
                                              Banque Paribas, New York Branch

                                              787 Seventh Avenue
                                              New York, NY  10019

                                            Telecopier No.:  (212) 841-2555

                                            Telephone No.:  (212) 841-2922

                                            Attention:  Thomas K. Emmons


                                            CR BRIGGS CORPORATION,

                                            By _______________________
                                               Title:

                                            Address for Notices:
                                              CR Briggs Corporation
                                              129 East Ridgecrest Boulevard

                                              Ridgecrest, CA  93555

                                            Telecopier No.:  (303) 279-3772

                                            Telephone No.:  (303) 278-8464


                                METALOR CONSENT

                                            Attention:  Gary C. Huber
                                              Vice President






                                 METALOR CONSENT

                                                                    APPENDIX F-3
                                                               TO LOAN AGREEMENT



                          [Form of Caterpillar Consent]




********************************************************************************




                              CONSENT AND AGREEMENT


                          Dated as of December 6, 1995


                                      among

                   CATERPILLAR FINANCIAL SERVICES CORPORATION,

                             CR BRIGGS CORPORATION,

                                       and

                        BANQUE PARIBAS, NEW YORK BRANCH,
                                    as Agent



********************************************************************************



                                 METALOR CONSENT

                  CONSENT AND AGREEMENT (this "Consent and Agreement") dated as of December 6, 1995 among CATERPILLAR FINANCIAL SERVICES CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Project Party"), CR BRIGGS CORPORATION, a corporation duly organized and validly existing under the laws of the State of Colorado (the "Borrower") and BANQUE PARIBAS, NEW YORK BRANCH, a banking organization duly organized and validly existing under the laws of France, as agent (in such capacity, together with its successors in such capacity, the "Agent") for the benefit of the Secured Parties referred to below.

                  1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the definition assigned to such term in the Assigned Agreement referred to below. As used in this Consent and Agreement, the following terms shall have the following respective meanings (all terms defined in this Consent and Agreement in the singular to have the same meanings when used in the plural and vice versa):

                  "Assigned Agreement" shall mean the Master Tax Lease dated December 6, 1995 between the Borrower and the Project Party, as such agreement may be amended, supplemented or modified and in effect from time to time, and all other schedules, exhibits, appendices and annexes thereto.

                  "Enforcement Direction" shall have the meaning ascribed thereto in the Loan Agreement.

                  "Event of Default" shall have the meaning ascribed thereto in the Loan Agreement.

                  "Lender" shall have the meaning ascribed thereto in the Loan Agreement.

                  "Loan Agreement" shall mean the Loan Agreement dated as of December 6, 1995 among the Borrower, the Agent and the Lenders, as amended, supplemented or otherwise modified from time to time.

                  "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government agency or political subdivision thereof.

                  "Secured Obligations" shall have the meaning ascribed thereto in the Security Agreement.

                               CATERPILLAR CONSENT

                  "Secured Parties" shall have the meaning ascribed thereto in the Security Agreement.

                  "Security Agreement" shall mean the Security Agreement dated as of December 6, 1995 between the Borrower and the Agent, as amended, supplemented or otherwise modified from time to time.

                  2. Consent to Assignment. The Project Party hereby acknowledges notice and receipt of, and consents to the terms and provisions (including the assignment of the Assigned Agreement pursuant to such terms and provisions) of, the Security Agreement.

                  3. Representations and Warranties. The Project Party hereby represents and warrants that:

                  (a) The execution, delivery and performance by the Project Party of this Consent and Agreement and the Assigned Agreement have been duly authorized by all necessary corporate action, and do not and will not (i) require any consent or approval of the board of directors of the Project Party or any shareholders of the Project Party or of any other Person which has not been obtained and each such consent and approval that has been obtained is in full force and effect, (ii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award having applicability to the Project Party or any provision of the certificate of incorporation or by-laws of the Project Party, or (iii) result in a breach of or constitute a default under any agreement relating to the management or affairs of the Project Party, or any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Project Party is a party or by which the Project Party or its properties or assets may be bound or affected.

                  (b) Each of this Consent and Agreement and the Assigned Agreement has been duly executed and delivered by the Project Party, is in full force and effect and constitutes the legal, valid and binding obligation of the Project Party enforceable against the Project Party in accordance

                               CATERPILLAR CONSENT
         with its terms, except as the enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles.

                  (c) Each of this Consent and Agreement and the Assigned Agreement (assuming the due authorization, execution and delivery by, and binding effect on, the parties to each such agreement other than the Project Party) is in full force and effect.

                  (d) There are no suits or proceedings at law or in equity or by or before any governmental or regulatory authority or agency, now pending or, to its knowledge threatened, against or affecting the Project Party or any of its properties, rights or assets which (i) if adversely determined, individually or in the aggregate, could reasonably be expected to have a material and adverse effect on its ability to perform its obligations hereunder or (ii) questions the validity, binding effect or enforceability hereof or of any action taken or to be taken pursuant hereto or any of the transactions contemplated hereby.

                  (e) The Project Party is not in default in any material respect under any material covenant or obligation under the Assigned Agreement, no such default has occurred prior to the date hereof and prior to the date hereof the Project Party has complied in all material respects with all conditions precedent to the obligations of the Borrower to be performed prior to the date hereof. To the current actual knowledge of the officer of the Project Party who is executing this Consent and Agreement, and without any independent investigation, the Borrower is not in default in any material respect under any material covenant or obligation under the Assigned Agreement and no such default has occurred prior to the date hereof and, the Borrower has complied in all material respects with all conditions precedent to the obligations of

                               CATERPILLAR CONSENT
         the Project Party to perform under the Assigned Agreement.

                  (f) This Consent and Agreement and the Assigned Agreement constitute and include all agreements entered into by the Project Party with the Borrower relating to the transactions contemplated by this Consent and Agreement and the Assigned Agreement.

                  4. Consent and Agreement. Subject to Section 6(b) hereof, the Project Party hereby acknowledges and agrees that:

                  (a) If the Agent has given written notice to the Project Party that an Event of Default has occurred and that the Agent has received an Enforcement Direction in respect of the Assigned Agreement and such notice has not been rescinded, the Agent and any assignee thereof on behalf of the Secured Parties shall be entitled to exercise any and all rights of the Borrower under the Assigned Agreement in accordance with its terms and the Project Party shall, subject to the terms and conditions of the Assigned Agreement, comply in all respects with such exercise. Without limiting the generality of the foregoing, after receipt of such notice from the Agent, the Agent (and any assignee thereof permitted in accordance with the terms hereof and thereof) shall have the full right and power subject to the terms and conditions of the Assigned Agreement, to enforce directly against the Project Party all obligations of the Project Party under the Assigned Agreement and otherwise to exercise all remedies thereunder and to make all demands and give all notices and make all requests required or permitted to be made by the Borrower under the Assigned Agreement.

                  (b) The Project Party will not take any action to (i) cancel or terminate, or suspend performance under, the Assigned Agreement or consent to or accept any cancellation, termination or suspension thereof or (ii) exercise any of its rights set forth in the Assigned Agreement to cancel or terminate, or suspend or discontinue performance or withhold deliveries under, the

                               CATERPILLAR CONSENT

         Assigned Agreement unless the Project Party shall have delivered to the Agent written notice stating that it intends to exercise such right on a date not less than 30 days (or in the case of a payment default, 10 days) after the date of such notice, specifying the nature of the default giving rise to such right (and, in the case of a payment default, specifying the amount thereof) and permitting the Agent on behalf of the Secured Parties to cure such default by making a payment in the amount in default or by performing or causing to be performed the obligation in default (or if such default is not capable of being cured within said time, then diligently and continuously pursuing all reasonable actions necessary to effect cure, so long as the Agent or the Borrower perform or cause to be performed all other obligations of the Borrower (including, without limitation, all payment obligations) under the Assigned Agreement). Without the consent of the Agent, the Project Party will not amend, supplement or otherwise modify the Assigned Agreement (as in effect on the date hereof), except to the extent such amendment, supplement or modification does not materially affect the terms and conditions of the Assigned Agreement or the respective rights and obligations provided for thereunder.

                  (c) The Project Party shall deliver to the Agent, concurrently with the delivery thereof to the Borrower, a copy of any material notice, request, demand or other document given by the Project Party in connection with the Assigned Agreement (including, without limitation, relating to expirations, cancellation and changes in insurance coverage required by the Assigned Agreement).

                  (d) In the event that the Agent or its designee(s) succeeds to the Borrower's interest under the Assigned Agreement, whether by foreclosure or otherwise, the Agent or its designee(s) may elect by written notice of assumption delivered to the Project Party to assume liability for all of the Borrower's obligations under the Assigned Agreement including the payment

                               CATERPILLAR CONSENT
         of all amounts due and owing to the Project Party (other than damages or penalties incurred by the Borrower that are not provided for in the Assigned Agreement) under the Assigned Agreement (and the Project Party shall not be obligated to recognize any such succession until it has received such written notice of assumption); provided, however that such liability shall not include any liability for claims of the Project Party against the Borrower arising from the Borrower's failure to perform during the period prior to the Agent's or such designee's succession to the Borrower's interest in and under the Assigned Agreement (other than pursuant to Section 4(b) hereof). The Agent shall not be liable for the performance or observance of any of the obligations or duties of the Borrower under the Assigned Agreement, nor shall the grant of a security interest in the Assigned Agreement by the Borrower to the Agent on behalf of the Secured Parties pursuant to the Security Agreement, give rise to any duties or obligations whatsoever on the part of the Agent owing to the Project Party, except as otherwise set forth in the immediately preceding sentence, and except that, insofar as the Agent or its designee exercises any rights under the Assigned Agreement or makes any claims with respect to any payments, deliveries or other obligations under the Assigned Agreement, the terms and conditions of the Assigned Agreement applicable to such exercise of such rights or claims shall apply to, and be binding upon, the Agent or such designee to the same extent as the Borrower.

                  (e) Upon the exercise by the Agent on behalf of the Secured Parties of any of the remedies set forth in such Loan Agreement or the Security Agreement (following the Project Party's receipt of notice from the Agent that an Event of Default has occurred and is continuing and the Agent has received an Enforcement Direction in respect of the Assigned Agreement), the Agent may assign its rights and interests and the rights and interests of the Borrower under the Assigned Agreement to any purchaser or transferee of the Project, if such purchaser or transferee shall (i)

                               CATERPILLAR CONSENT
         expressly assume in writing all of the obligations of the Borrower under the Assigned Agreement and (ii) be, in the reasonable opinion of the Project Party, at least as creditworthy as the Borrower is on the date hereof. Upon such assignment and assumption, the Agent and the Secured Parties shall be relieved of all obligations under the Assigned Agreement arising after such assignment and assumption.

                  (f) In the event that (i) the Assigned Agreement is rejected by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding involving the Borrower or (ii) the Assigned Agreement is terminated as a result of any bankruptcy or insolvency proceeding involving the Borrower and, if within 60 days after such rejection or termination, the Agent or its designee(s) shall so request and shall certify in writing to the Project Party that such party intends to perform the obligations of the Borrower as and to the extent required under the Assigned Agreement and, such designee is, in the reasonable opinion of the Project Party, at least as creditworthy as the Borrower is on the date hereof, the Project Party will execute and deliver to the Agent or such designee(s) a new Assigned Agreement which shall be for the balance of the remaining term under the original Assigned Agreement before giving effect to such rejection or termination and shall contain the same conditions, agreements, terms, provisions and limitations as the original Assigned Agreement (except for any requirements which have been fulfilled by the Borrower and the Project Party prior to such rejection or termination); provided that the Project Party shall not be obligated to enter into any such new Assigned Agreement unless (i) all amounts due and payable to the Project Party under the original Assigned Agreement have been paid and
         (ii) such modifications and additional terms and conditions have been incorporated into the new Assigned Agreement as may be reasonably necessary to reflect materially changed circumstances resulting from, arising out of or relating to the rejection or termination of the original Assigned Agreement and

                               CATERPILLAR CONSENT
         the substitution of the new contracting party. References in this Consent and Agreement to such "Assigned Agreement" shall be deemed also to refer to such new Assigned Agreement.

                  5. Arrangements Regarding Payments. In the event any payments are to be made by the Project Party to the Borrower under the Assigned Agreement they shall be made in lawful money of the United States of America, directly to Wilmington Trust Company (ABA #031100092), for deposit into Account No. 35706-0 for the account of the Agent, Attention: R. Maney (Reference: CR Briggs Gold Project), and shall be accompanied by a notice from the Project Party stating that such payments are made under the Assigned Agreement.

                  6. Miscellaneous.

                  (a) This Consent and Agreement shall be binding upon the Project Party, its successors and assigns and shall inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Borrower, the Agent, each Secured Party and their respective successors, transferees and assigns.

                  (b) This Consent and Agreement and the obligations of the Project Party hereunder shall terminate and be of no further force and effect on the earlier of the date on which the Project Party shall have received notice in writing from the Agent that the Loan Agreement has terminated and the date on which the Assigned Agreement has been terminated in accordance with its terms and the terms of this Consent and Agreement. The notice set forth in this subsection (b) shall be delivered by the Agent to the Project Party upon the later of (i) the expiration of all Commitments (as defined in the Loan Agreement) and
         (ii) the fulfillment of all Obligations (as defined in the Loan Agreement).

                  (c) No amendment, modification or waiver of any provision of this Consent and Agreement shall be effective unless the same shall be in writing and signed by the parties hereto and then such waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

                               CATERPILLAR CONSENT

                  (d) THIS CONSENT AND AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                  (e) If any provision of this Consent and Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions in such jurisdiction and the validity, legality and enforceability of such provision in any other jurisdiction shall not in any way be affected or impaired.

                  (f) The headings used in this Consent and Agreement are for convenience only and will not affect the construction or interpretation of any of the terms of this Consent and Agreement.

                  (g) This Consent and Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Consent and Agreement by signing any such counterpart.

                               CATERPILLAR CONSENT

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Consent and Agreement to be duly executed and delivered by its duly authorized officer as of the date first written above.

                                           CATERPILLAR FINANCIAL SERVICES

                                           CORPORATION,

                                           By ________________________

                                              Title:

                                           Address for Notices:

                                           1855 West Baseline Rd.
                                           Suite 270
                                           Mesa, AZ  85202

                                           Telecopier No.: (602) 820-8327

                                           Telephone No.: (602) 345-4240

                                           Attention: Regional Credit Manager



                               CATERPILLAR CONSENT

                                         BANQUE PARIBAS, NEW YORK BRANCH,

                                           as Agent

                                         By _______________________

                                            Title:

                                         By _______________________

                                            Title:

                                         Address for Notices:
                                           Banque Paribas, New York Branch

                                           787 Seventh Avenue

                                           New York, NY  10019

                                         Telecopier No.:  212-841-2555

                                         Telephone No.:   212-841-2922

                                         Attention:  Thomas K. Emmons



                                         CR BRIGGS CORPORATION,

                                         By _______________________
                                            Title:

                                         Address for Notices:
                                           CR Briggs Corporation
                                           129 East Ridgecrest Boulevard

                                           Ridgecrest, CA  93555

                                         Telecopier No.:  303-279-3772

                                         Telephone No.:   303-278-8464


                              CATERPILLAR CONSENT

                                         Attention:  Gary C. Huber
                                           Vice President



                               CATERPILLAR CONSENT

                                                                    APPENDIX F-4
                                                               TO LOAN AGREEMENT



                 [Form of Consent and Agreement for Hedge Party]


********************************************************************************





                              CONSENT AND AGREEMENT

                         Dated as of [___________], 199_


                                      among


                                 [HEDGE PARTY],

                             CR BRIGGS CORPORATION,

                                       and

                        BANQUE PARIBAS, NEW YORK BRANCH,
                                    as Agent


********************************************************************************




                               CATERPILLAR CONSENT

                  CONSENT AND AGREEMENT (this "Consent and Agreement") dated as of [__________], 199_, by [HEDGE PARTY], a banking institution organized under the laws of [__________________], solely in its capacity as a Hedge Party (as defined in the Loan Agreement referred to below) under the Assigned Agreement referred to below and not as a Lender [or an Agent] under and as defined in the Loan Agreement (in such capacity, together with its respective successors and permitted assigns in such capacity, the "Hedge Party"). The Hedge Party hereby acknowledges notice of, and consents to the assignment of the Assigned Agreement pursuant to the Security Agreement referred to below, and hereby agrees as follows:

                  1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the definition assigned to such term in the Assigned Agreement. As used in this Consent and Agreement, the following terms shall have the following respective meanings (all terms defined in this Consent and Agreement in the singular to have the same meanings when used in the plural and vice versa):

                  "Agent" shall mean Banque Paribas, New York Branch, a banking institution organized under the laws of France, as Agent for the Secured Parties.

                  "Assigned Agreement" shall mean the [Hedge Contract] [ISDA Master Agreement] dated as of [________], 199_, [together with the Confirmation related thereto,] between the Borrower and the Hedge Party, as such agreement may be amended, supplemented or modified and in effect from time to time.

                  "Borrower" shall mean CR Briggs Corporation, a corporation duly organized and validly existing under the laws of Colorado.

                  "Loan Agreement" shall mean the Loan Agreement dated as of December 6, 1995 among the Borrower, the Agent and certain other financial institutions and parties, as amended or supplemented from time to time.

                  "Secured Parties" shall have the meaning ascribed thereto in the Security Agreement.

                               HEDGE PARTY CONSENT

                  "Security Agreement" shall mean the Security Agreement dated as of December 6, 1995, between the Borrower and the Agent, as such agreement may be amended, supplemented or otherwise modified from time to time.

                  2. Consent and Agreement. The Hedge Party hereby acknowledges and agrees that:

                  (a) If the Agent has given written notice to the Hedge Party that an Event of Default (as defined in the Loan Agreement) has occurred and that the Agent has received an Enforcement Direction (as defined in the Loan Agreement) in respect of the Assigned Agreement and such notice has not been rescinded, the Agent and any assignee thereof on behalf of the Secured Parties shall be entitled to exercise any and all rights of the Borrower under the Assigned Agreement in accordance with its terms.

                  (b) The Hedge Party shall deliver to the Agent, concurrently with the delivery thereof to the Borrower, a copy of any material written notice, request, demand or other document given by the Hedge Party in connection with the Assigned Agreement. However, provided the Hedge Party does not act in bad faith the Hedge Party shall not incur any liability to the Agent for any failure by the Hedge Party to comply with the foregoing.

                  (c) Upon the exercise by the Agent on behalf of the Secured Parties of any of the remedies set forth in the Loan Agreement or the Security Agreement, the Agent may assign its rights and interests and the rights and interests of the Borrower under the Assigned Agreement to any purchaser or transferee of the Project, if such purchaser or transferee shall (i) expressly assume in writing all of the obligations of the Borrower under the Assigned Agreement, (ii) be, if the Assigned Agreement contains obligations of the Borrower, in the absolute discretion of the Hedge Party, acceptable to the Hedge Party and (iii) the

                               HEDGE PARTY CONSENT

         Hedge Party is provided with collateral security that is, in its reasonable judgment, substantially equivalent to that provided by the Security Agreement prior to such assignment. Upon such assignment and assumption, the Agent and the Secured Parties shall be relieved of all obligations under the Assigned Agreement arising after such assignment and assumption, provided that any obligations which have arisen under the Assigned Agreement before the date of any such assignment and assumption are settled or secured to the satisfaction of the Hedge Party before any such assignment or assumption becomes effective.

                  3. Assignment. The Hedge Party and the Borrower hereby further acknowledge and agree that the Hedge Party will not, without the prior written consent of the Agent, sell, assign, or otherwise dispose of any part of its interest in the Assigned Agreement if the effect of any such sale, assignment or other disposal is to relieve the Hedge Party of any obligation or liability which it would otherwise have had to the Borrower under the Assigned Agreement, had such sale, assignment or other disposal not been effected.

                  4. Arrangements Regarding Payments. All payments to be made by the Hedge Party to the Borrower under the Assigned Agreement shall be made, in lawful money of the United States of America, directly to Wilmington Trust Company, (ABA #031100092), for deposit into Account No. 35706-0, for the account of the Agent, Attention: R. Maney (Reference: CR Briggs Gold Project). The Borrower and the Agent expressly acknowledge that any payment made by the Hedge Party pursuant to this Section 4 shall be in full satisfaction of the Hedge Party's payment obligations pursuant to the Assigned Agreement.

                  5. Miscellaneous.

                  (a) No amendment, modification or waiver of any provision of this Consent and Agreement shall be effective unless the same shall be in writing and signed by the parties hereto and then such waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

                               HEDGE PARTY CONSENT

                  (b) THIS CONSENT AND AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                  (c) If any provision of this Consent and Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions in such jurisdiction and the validity, legality and enforceability of such provision in any other jurisdiction shall not in any way be affected or impaired.

                  (d) This Consent and Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Consent and Agreement by signing any such counterpart.

                  (E) THE HEDGE PARTY IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO ITS OBLIGATIONS, LIABILITIES OR ANY OTHER MATTER ARISING OUT OF THIS CONSENT AND AGREEMENT MAY BE BROUGHT IN ANY FEDERAL OR STATE COURT LOCATED IN NEW YORK COUNTY IN THE CITY OF NEW YORK AND HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING. THE HEDGE PARTY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS, SUITS OR PROCEEDINGS, BROUGHT IN ANY SUCH COURT AND HEREBY FURTHER WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT THEREIN HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (f) For the purposes of Section 2(a) hereof, the Borrower confirms that the Hedge Party shall be entitled for all purposes to act in accordance with and to rely upon any notice given to the Hedge Party under said Section 2(a) notwithstanding any dispute or disagreement between the Borrower and the Agent relating to the validity

                               HEDGE PARTY CONSENT
         of any Event of Default, notice or otherwise. The Borrower confirms that the Hedge Party shall not incur any liability to the Borrower under the Assigned Agreement or otherwise by acting in accordance with any such notice given pursuant to said Section 2(a).

                  (g) If there is any inconsistency or conflict between the terms of this Consent and Agreement and the Assigned Agreement, this Consent and Agreement shall prevail.

                  (h) Until such time, if any, as notice is served on the Hedge Party by the Agent under Section 2(a) hereof, nothing contained in this Consent and Agreement shall preclude or restrict the Hedge Party from exercising any right available to it under the Assigned Agreement, including the right to terminate the Assigned Agreement in whole or in part and/or to close out any transaction entered into under the Assigned Agreement.

                               HEDGE PARTY CONSENT

                  IN WITNESS WHEREOF, the undersigned has caused this Consent and Agreement to be duly executed and delivered by its duly authorized officers as of the date first written above.

                                 [HEDGE PARTY],

                                                       solely in its capacity as
                                                       Hedge Party

                                                     By_______________________
                                                       Name:
                                                       Title:

                                                     By_______________________
                                                       Name:
                                                       Title:

Accepted:

BANQUE PARIBAS, NEW YORK BRANCH,
  as Agent

By_____________________________
  Name:
  Title:

By_____________________________
  Name:
  Title:

Address for Notices:

787 Seventh Avenue
New York, N.Y.  10019
Attention:  Thomas K. Emmons

Acknowledged and Agreed:

CR BRIGGS CORPORATION

By___________________________
  Name:
  Title:

                               HEDGE PARTY CONSENT

                               HEDGE PARTY CONSENT

Appendix G-1, G-2, G-3





                               HEDGE PARTY CONSENT

                                                                    APPENDIX G-4
                                                               to Loan Agreement
                                                    December 11, 1995

To the Lenders party to the
   Loan Agreement referred
   to below and Banque Paribas,
   New York Branch, as Agent

Ladies and Gentlemen:

                  We have acted as your special New York and California counsel in connection with the execution and delivery of (i) the Loan Agreement (the "Loan Agreement") dated as of December 6, 1995, among CR Briggs Corporation, a Colorado corporation (the "Borrower"), the lenders named therein (the "Lenders") and Banque Paribas, New York Branch, a banking institution organized under the laws of France, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent") and (ii) the various other agreements and instruments referred to in the next paragraph. Terms defined in the Loan Agreement are used herein as defined therein. This opinion is being delivered to you pursuant to Section 6.01(j)(4) of the Loan Agreement.

                  In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

                  (a)      the Loan Agreement;

                  (b)      the Notes;

                  (c)      the Security Agreement;

                  (d)      the Guarantee and Pledge Agreement;

                  (e)      the Mortgage; and

                  (f) such corporate records of the Borrower and the Guarantor (collectively, the "Obligors") and such other documents as


                               HEDGE PARTY CONSENT
                           we have deemed necessary as a basis for the opinions expressed below.

The agreements, instruments and other documents referred to in the foregoing lettered clauses (other than clause (f) above) are collectively referred to as the "Covered Documents".

                  In our examination, we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals and the conformity with the original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon statements of governmental officials and upon representations made in or pursuant to the Covered Agreements and certificates of appropriate representatives of the Obligors.

                  In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that:

                  (i) such documents have been duly authorized, executed and delivered by, and (except to the extent set forth in the opinions below as to the Obligors) constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

                  (ii) all signatories to such documents have been duly authorized;

                  (iii) each party to such documents is duly organized and validly existing under the laws of the jurisdiction of its organization and has full power, authority (corporate or other) and legal right to execute, deliver and perform such documents; and

                  (iv) the execution, delivery and performance of each such document by the respective


                               HEDGE PARTY CONSENT
                           parties thereto do not, in the case of any such party, contravene, and such documents are not invalid or unenforceable under, the law of the jurisdiction of organization of such party.

                  Based upon and subject to the foregoing, and subject to the qualifications and comments set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that each of the Covered Documents (other than the Notes) constitutes, and the Notes when executed and delivered for value will constitute, the legal, valid and binding obligation of each Obligor party thereto, enforceable against such Obligor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, to governmental action affecting the enforcement of creditors' rights, and to the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including without limitation (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

                  The foregoing opinion is subject to the following comments and qualifications:

                  (A) The enforceability of Section 10.05 of the Loan Agreement and Section 2.04 of the Guarantee and Pledge Agreement (and any other similar provisions in any of the other Covered Documents) may be limited by laws rendering unenforceable (i) indemnification contrary to United States Federal or state securities laws and the public policy underlying such laws and (ii) the release of a party from, or the indemnification of a party against, liability for its own wrongful or negligent acts under certain circumstances.

                  (B) The enforceability of provisions in the Covered Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

                  (C) We express no opinion as to (i) the effect of the law of any jurisdiction (other than


                              HEDGE PARTY CONSENT
         the States of New York and California) wherein any Lender may be located which limits the interest, fees or other charges such Lender may impose; (ii) Section 2.20(c) of the Loan Agreement; (iii) Section
         2.08 of the Guarantee and Pledge Agreement; (iv) Section 2.04 of the Guarantee and Pledge Agreement and Section 5.10 of the Security Agreement; (v) Section 11.10(a) of the Loan Agreement, Section 9.08 of the Guarantee and Pledge Agreement and Section 5.12 of the Security Agreement, to the extent such provisions relate to the subject matter jurisdiction of United States Federal courts to adjudicate any matter under or arising out of or in connection with the Covered Agreements; or (vi) the waiver of inconvenient forum set forth in Section 11.10(a) of the Loan Agreement and Section 9.08 of the Guarantee and Pledge Agreement with respect to proceedings in the United States District Court for the Southern District of New York or the United States District Court for the Eastern District of California.

                  (D) We wish to point out that the obligations of the Obligors, and the rights and remedies of the Agent and the Secured Parties (as defined, respectively, in the Security Agreement, the Guarantee and Pledge Agreement and the Mortgage), under the Security Agreement, the Guarantee and Pledge Agreement and the Mortgage may be subject to possible limitations upon the exercise of remedial or procedural provisions contained in the Security Agreement, the Guarantee and Pledge Agreement and the Mortgage, provided that such limitations do not, in our opinion (but subject to the other comments and qualifications set forth in this opinion letter), make the remedies and procedures that will be afforded to the Agent and such Secured Parties inadequate for the practical realization of the substantive benefits purported to be provided to the Agent and such Secured Parties by the Security Agreement, the Guarantee and Pledge Agreement and the Mortgage.

                  (E) We express no opinion herein as to the existence of, or the right, title

                              HEDGE PARTY CONSENT
         or interest of the Obligors in, to or under, any of the Collateral (as defined, respectively, in the Security Agreement and the Guarantee and Pledge Agreement) or the Mortgage Collateral (as defined in the Mortgage) or as to the creation, perfection or priority of any security interest in, or other Lien on, such Collateral.

                  (F) Section 726 of the California Code of Civil Procedure provides that any action to recover on a debt or other right secured by a mortgage or a deed of trust on real property must comply with the provisions of that section, which provisions relate to and specify the procedures for the sale of encumbered property, the application of proceeds, the rendition in certain cases of a deficiency judgments, and other related matters. We advise you that in such an action or proceeding, the debtor may require the creditor to exhaust all of its security before a personal judgment may be obtained against the debtor for a deficiency. We also advise you that failure to comply with the provisions of Section 726 (including an attempt to exercise a right of set-off with respect to any funds of the Borrower that may be deposited with you from time to time and with respect to which you do not hold a perfected security interest) may result in the loss of your liens on the real and personal property collateral and the loss of your right to a deficiency judgment. See e.g., Walker v Community Bank, 10 Cal.3d 729, 518 P.2d 329, 111 Cal.Rptr. 897 (1974); Bank of America v. Daily,
         152 Cal.App.3d 767, 199 Cal.Rptr. 557 (1984). However, in our opinion, the limitations of Section 726 do not prevent enforcement of your rights with respect to the Real Property described in the Mortgage provided you proceed in accordance with California law, nor do such limitations prevent enforcement of your rights with respect to the other Collateral referred to in the Mortgage and the Security Agreement in which you have a perfected security interest provided you proceed in accordance with the requirements of Article 9 of the Uniform Commercial Code of the

                              HEDGE PARTY CONSENT

         State of New York and Division 9 of the Uniform Commercial Code of the State of California.

                  (G) Section 580d of the California Code of Civil Procedure provides that no deficiency judgment shall be rendered upon a note secured by a deed of trust or mortgage on real property after sale of the real property under the power of sale contained in such deed of trust or mortgage.

                  (H) Section 2924c of the California Civil Code provides that whenever the maturity of an obligation secured by a deed of trust or mortgage on real property is accelerated by reason of a default in the payment of interest or in the payment of any installment of principal or other sums secured thereby, or by reason of failure of the trustor or mortgagor to pay taxes, assessments, or insurance premiums, the trustor or mortgagor and certain other entitled persons have the right to be exercised at any time within the reinstatement period described in such section, to cure such default by paying the entire amount then due (including certain reasonable costs and expenses incurred in enforcing such obligations but excluding any principal amount that would not then be due had no default occurred) and thereby cure the default and reinstate such deed of trust or mortgage and the obligations secured thereby to the same effect as if no acceleration had occurred. If the power of sale in the deed of trust or mortgage is not to be exercised, such reinstatement right may be exercised at any time prior to entry of the decree of foreclosure.

                  (I) An incorrect or omitted description may render a deed of trust or mortgage (and any subsequent sale) void as to the property whose description is incorrect or omitted. Saterstrom v. Glick Bros. Sash, Door & Mill Co., 118 Cal.App. 379, 5 P.2d 21 (1931). As between the parties, however, an incorrect or omitted description can be reformed by a corrective instrument, or by reformation or other appropriate court action.

                               HEDGE PARTY CONSENT

                  (J) Although a deed of trust or mortgage may cover after-acquired property, Perego v. Seltzer, 260 Cal.App. 2d 825, 67 Cal.Rptr. 636 (1968), it is binding only on the trustor or mortgagor and those who have knowledge of the deed of trust or mortgage. Recordation of the deed of trust or mortgage before the date of the trustor's or mortgagor's acquisition of title to the after-acquired property does not constitute constructive notice to subsequent purchasers from the trustor or mortgagor. We further advise you that our previous comments regarding incorrect or omitted descriptions apply to after-acquired property.

                  The foregoing opinions are limited to matters involving the Federal laws of the United States, the laws of the State of New York and the laws of the State of California, and we do not express any opinion as to the laws of any other jurisdiction.

                  This opinion letter is, pursuant to Section 6.01(j)(4) of the Loan Agreement, provided to you by us in our capacity as special New York and California counsel to the Agent and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Loan Agreement without, in each instance, our prior written consent.

                                                              Very truly yours,

JJG/DAL

                               HEDGE PARTY CONSENT

Appendix G-5




                               HEDGE PARTY CONSENT

                                                                      APPENDIX H
                                                               TO LOAN AGREEMENT





                               HEDGE PARTY CONSENT

Appendix G-5





                               HEDGE PARTY CONSENT

                                                                      APPENDIX H
                                                               TO LOAN AGREEMENT

[Form of Construction Certificate]


                        CONSTRUCTION CERTIFICATE NO. [__]
                          [Certificates to be numbered
                      consecutively in chronological order]

                                     [DATE]

Re:  CR BRIGGS CORPORATION

Banque Paribas,
  New York Branch,
  as Agent under the
  Loan Agreement

 787 Seventh Avenue
New York, New York  10019

Attention:  Thomas Emmons

Ladies and Gentlemen:

                  Reference is made to the Loan Agreement dated as of December 6, 1995 (as amended, modified and supplemented and in effect from time to time, the "Loan Agreement") among CR Briggs Corporation, a corporation duly organized and validly existing under the laws of the State of Colorado (the "Borrower"), the Lenders named therein and Banque Paribas, New York Branch, as agent for said Lenders (in such capacity, together with its successors in such capacity, the "Agent"). Terms defined in the Loan Agreement are used herein as defined therein.

                  This Construction Certificate is delivered pursuant to Section 6.02(e) of the Loan Agreement. A copy of this Construction Certificate has also been provided to the Independent Engineer.


                              HEDGE PARTY CONSENT

                  This Construction Certificate covers (a) the period from [__________] [the date of the immediately preceding Construction Certificate No. [__] dated [__________]] to and including the date hereof (the "Relevant Period") and (b) where indicated, the period from and including [INSERT DATE CONSTRUCTION INITIATED] to and including the date hereof (the "Construction Period"). The Borrower hereby certifies, after due inquiry and to induce the Lenders to take action in reliance hereon, as follows:


                  1.       The representations and warranties of the Borrower in
                           Article VII of the Loan Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof (or, if stated to have been made solely as of an earlier date, were true and correct as of such date).

                  2. No Potential Default has occurred and is continuing on the date hereof.

                  3. All Government Approvals which are required to be obtained for the current stage of development of the Project have been obtained on or prior to the date hereof and are in full force and effect and not subject to appeal.

                  4. During the Relevant Period, the Borrower incurred the Project Costs or Expansion Costs listed on Schedule I to this Construction



                              HEDGE PARTY CONSENT

                           Certificate. Each such Project Cost or Expansion Cost is evidenced by an invoice of the relevant Contractor or other party to a Project Document, a copy of which has been delivered to the Independent Engineer.

                  5. The Borrower has, during the Construction Period ending on the date of the immediately preceding Construction Certificate, applied the proceeds of the Loans to the payment of Project Costs and Expansion Costs listed on Schedule I to each prior Construction Certificate. The Borrower will, during the Relevant Period, apply the proceeds of the Loans to the payment of the Project Costs and Expansion Costs listed on Schedule I hereto.

                  6. Except as set forth in Exhibit A to Schedule I hereto, the aggregate amount of Project Costs and Expansion Costs paid and/or payable by the Borrower and incurred during the Construction Period (after giving effect to such Project Costs and/or Expansion Costs paid with the proceeds of the Loans in respect of which this Construction Certificate is delivered) is equal to


                              HEDGE PARTY CONSENT
                           or less than the aggregate amount of Project Costs and Expansion Costs scheduled, in the Construction and Payment Schedule, to have been incurred during such Construction Period. Any variance between the amount actually paid and/or payable by the Borrower and the amount so scheduled to be paid is explained in Exhibit A to Schedule I.

                  7. The work under the Construction Contract(s), in respect of which payment is requested and in connection with which this Construction Certificate is delivered, has been performed in accordance with such Construction Contract(s) and the plans and specifications specified therein.

                  8. Set forth in Schedule II to this Construction Certificate is a narrative summary description of the following:

                           a. during the Relevant Period, each Change Notice, amendment or modification of, or supplement to, or exercise of any option under, the Project Documents;


                              HEDGE PARTY CONSENT

                           b. during the Relevant Period, each making, or anticipated making thereafter, of an Additional Project Document; and

                           c. each Government Approval required to be obtained by or on behalf of the Borrower pursuant to Section 8.10 of the Loan Agreement (including, without limitation, those listed on Schedule V to the Loan Agreement) that has been applied for, obtained or impaired during the Relevant Period.

                  9. Except as set forth in Schedule III-A to this Construction Certificate, the Borrower is not aware of any event that has occurred or is likely to occur
                           (a) that has resulted, or could result, in a Material Adverse Effect or (b) the occurrence of which is likely to cause the Completion Date to occur 15 months after the date of the Loan Agreement or Expansion Completion to occur 25 months after the date of the Loan Agreement. The Borrower estimates, after reasonable investigation, that the Start-up of Commercial Production will occur on or prior to [__________] [IF AFTER DATE INSERTED ABOVE INCLUDE PROVISION REQUIRING EXPLANATION AS TO CAUSE FOR DELAY], the Completion Date will


                              HEDGE PARTY CONSENT
                           occur on or prior to[__________] and Expansion Completion will occur on or prior to [__________] [IF AFTER DATE INSERTED ABOVE INCLUDE PROVISION REQUIRING EXPLANATION AS TO CAUSE FOR DELAY].

                  10. All Loan proceeds received by the Borrower pursuant to Construction Certificates dated prior to the date hereof on account of Project Costs or Expansion Costs have been paid to the Persons entitled thereto in cash or by duly honored check and all amounts due and owing to such Persons have been paid in full except to the extent that such payments are currently the subject of dispute (which payments and disputes are described in Schedule III-B hereto), in which case such payments remain on deposit in the Proceeds Account. The Borrower is in compliance with the provisions of Section 8.14 of the Loan Agreement in connection with each such dispute.

                  11. Schedule IV to this Construction Certificate is a true and complete copy of each Certificate of each Contractor submitted to the Borrower


                               HEDGE PARTY CONSENT
                           in connection with this Construction Certificate.

                  12. All conditions set forth in Sections 6.01 and 6.02 of the Loan Agreement to the making of the Loans contemplated by this Construction Certificate have been (or, on or prior to the date of the proposed extension of credit, will be) satisfied.

                  The Borrower hereby certifies, after due inquiry, that the facts stated by the Borrower in this Construction Certificate are true and complete and the determinations of the Borrower contained herein are made on a reasonable basis.

                                                 Very truly yours,

                                                 CR BRIGGS CORPORATION

                                                 By _________________________
                                                    Name:
                                                    Title:

[APPROPRIATE MODIFICATIONS WILL BE MADE IN CONNECTION WITH THE INITIAL EXTENSION OF CREDIT.]

                               HEDGE PARTY CONSENT

                                                                   Schedule I to
                                                        Construction Certificate

                                   TOTAL LOANS

                                    (1)
 (8)                                (9)

                                                                                    (2)     (3)     (4)     (5)    (6)    (7)
                                                                                    Current Expected
Component                                                                           Cumulative Scheduled Budget    Bank
Current                 Balance
   of                     at       Prior                      This                  Requests            Cumulative
Variance               Requests   Requests           Approved      Estimated           to
Expenditure             Budget     Budget                                           (1) + (2) Requests   (4) - (3)
- -----------             ------     ------                                           ------------------   ---------
Closing                                                                             Complete
                                                                                    (8) - (3)
                                                                                    ---------





                               HEDGE PARTY CONSENT

1.                          Loans Outstanding:  U.S.$[__________]
2.                          Estimated date of Start-up of Commercial
                            Production: ______________
3.                          Estimated Completion Date:  [__________]
4.                          Estimated date of Expansion Completion:
5.                          Estimated aggregate Project Costs to
                            achieve Start-up of Commercial
                            Production:  U.S.$__________________
6. Estimated aggregate Project Costs and Expansion Costs (excluding Project Costs in respect of operating costs funded or to be funded from revenues) to achieve the Completion Date and Expansion Completion U.S.$ ___________

                               HEDGE PARTY CONSENT

                                                                    EXHIBIT A to
                                                                   Schedule I to
                                                        Construction Certificate

                  Current and projected variances as of the date hereof of the aggregate amount of Project Costs or Expansion Costs scheduled to be paid under the schedule of drawdowns for the Construction Period from the aggregate amount of Project Costs or Expansion Costs payable in accordance with the Construction and Payment Schedule are detailed and described below:


                            CONSTRUCTION CERTIFICATE

                                                                  Schedule II to
                                                        Construction Certificate


The categories set forth below should be completed with reference to Paragraph 5 and Paragraph 9 of the Construction Certificate to which this document is attached as Appendix II.

1.       Amendments or supplements to, or modifications of, any Project
         Documents

2.       Additional Project Document(s)

3.       Government Approvals



                            CONSTRUCTION CERTIFICATE

                                                               Schedule III-A to
                                                        Construction Certificate

List of Exceptions:



                            CONSTRUCTION CERTIFICATE

                                                               Schedule III-B to
                                                        Construction Certificate

List of Disputes:




                            CONSTRUCTION CERTIFICATE

                                                                  Schedule IV to
                                                        Construction Certificate

                       [Form of Certificate of Contractor]

                            CERTIFICATE OF CONTRACTOR

                  REFERENCE: CONSTRUCTION CERTIFICATE NO. [__]

                                                               [DATE]

Re:      CR BRIGGS CORPORATION

Banque Paribas,
  New York Branch,
  as Agent under the
  Loan Agreement

787 Seventh Avenue
New York, New York  10019

Attention:  Thomas Emmons

Ladies and Gentlemen:

                  Reference is made to the Loan Agreement dated as of December 6, 1995 (as amended, modified and supplemented and in effect from time to time, the "Loan Agreement") among CR Briggs Corporation, a corporation duly organized and validly existing under the laws of the State of Colorado (the "Borrower"), the Lenders named therein and Banque Paribas, New York Branch, as agent for said Lenders (in such capacity, together with its successors in such capacity, the "Agent"). As used herein, "Construction Period" and "Relevant Period" shall have the meanings assigned to such terms in the Construction Certificate of the Borrower referred to below.

                  This Certificate is delivered by the undersigned, [NAME OF CONTRACTOR], a [__________] duly organized and validly existing under the laws of the [State] [Commonwealth] of [__________] (the "Contractor"), in connection with Construction Certificate No. [__] being delivered by the Borrower pursuant to the Loan Agreement.

                  The Contractor hereby certifies, after due inquiry and to induce the Lenders to take action in reliance hereon, that, as of the date hereof:


                            CONSTRUCTION CERTIFICATE

                  1. The [IDENTIFY CONSTRUCTION CONTRACT] (the "Contract") is in full force and effect and except as set forth in Attachment I hereto, has not been amended, supplemented or otherwise modified, and attached hereto are all true and complete copies of all Change Notices not heretofore delivered to the Agent.

                  2. The Contractor has performed all of its obligations under the Contract in accordance with the provisions thereof.

                  3. Except as set forth in Attachment I hereto, no event has occurred or failed to occur or is likely to fail to occur which occurrence or non-occurrence, as the case may be, could cause the


                            CONSTRUCTION CERTIFICATE

                           Completion Date (as defined in the Contract) to occur after the Scheduled Completion Date (as defined in the Contract).

                  4. Except as set forth in Attachment I hereto, no event or condition exists that permits or requires cancellation, suspension or termination of the Contractor's performance under the Contract or that could excuse the Contractor from liability for non-performance thereunder. Except as set forth in Attachment I hereto, no Force Majeure Event (as defined in the Contract) has occurred during the Relevant Period.

                  5. Except with respect to amounts that are the subject of a bona fide dispute (such amounts and such disputes being described in reasonable detail in Attachment II hereto), all amounts due and

                            CONSTRUCTION CERTIFICATE
                           owing to the Contractor have been paid in full through the date of the immediately preceding Construction Certificate and are not overdue. To the extent payment to the Contractor has been or will be made from the proceeds of the Loans with respect to which this and the immediately preceding Construction Certificates were delivered, there are and will be no mechanics' liens on any property in respect of the work which has or will be performed under the Contract.

                  6. Each government approval, permit, license or filing required to have been made or obtained by the Contractor (or by the Borrower on behalf of the Contractor) as of the date hereof has been duly made or obtained, has been validly


                            CONSTRUCTION CERTIFICATE
                           issued and is in full force and effect, is not subject to appeal, and is not subject to condition. The work under the Contract conforms to and complies with all covenants, conditions, restrictions and reservations in such government approvals, permits, licenses and filings and all applicable laws, rules or regulations.

                  7. All amounts due and payable to any of the Contractor's subcontractors or suppliers in connection with the Project have been paid in full or are not overdue, and the Contractor, each such subcontractor and supplier that has performed work in connection with the Project has provided appropriate lien waivers and releases either prior to the commencement of

                            CONSTRUCTION CERTIFICATE
                           their work (in the form of a full waiver) or as payment is made (in the form of either a partial release effective upon delivery or a partial release effective upon receipt of payment). [Attached hereto are true and complete copies of all such lien waivers and releases provided by the Contractor, such subcontractors and suppliers not heretofore delivered to the Agent.](1)

                  8. The work under the Contract in respect of which payment is requested by delivery of said Construction Certificate has been performed by the Contractor in a good and workmanlike manner in accordance with (a) generally accepted engineering practice

- -----------------------
         1 Include if lien waivers have been requested.


                            CONSTRUCTION CERTIFICATE
                           and generally accepted construction procedures and
                           (b) the Contract and the plans and specifications specified therein.

                  9. All insurance required under the Contract is in full force and effect and all premiums due thereon have been paid.

                  The Contractor hereby certifies, after due inquiry, that the facts stated by the Contractor in this Certificate are true and complete and the determinations contained herein are made on a reasonable basis.

                                              Very truly yours,

                                              [NAME OF CONTRACTOR]

                                              By ____________________________

                                                 Name:
                                                 Title:


                            CONSTRUCTION CERTIFICATE

                                                                 ATTACHMENT I to
                                                                  Schedule IV to
                                                        Construction Certificate

List of Exceptions:



                            CONSTRUCTION CERTIFICATE

                                                                ATTACHMENT II to
                                                                  Schedule IV to
                                                        Construction Certificate

List of Disputes:



                            CONSTRUCTION CERTIFICATE

                                                                      APPENDIX I
                                                               TO LOAN AGREEMENT

                             [Form of Certificate of
                              Independent Engineer]

                       CERTIFICATE OF INDEPENDENT ENGINEER

                  REFERENCE: CONSTRUCTION CERTIFICATE NO. /__/

                                                              [DATE]

Re:              CR BRIGGS CORPORATION

Banque Paribas,
  New York Branch,
  as Agent under the
  Loan Agreement

787 Seventh Avenue
New York, New York  10019

Attention:  Thomas Emmons

Ladies and Gentlemen:

                  Reference is made to the Loan Agreement dated as of December 6, 1995 (as amended, modified and supplemented and in effect from time to time, the "Loan Agreement") among CR Briggs Corporation, a corporation duly organized and validly existing under the laws of the State of Colorado (the "Borrower"), the Lenders named therein and Banque Paribas, New York Branch, as agent for said Lenders (in such capacity, together with its successors in such capacity, the "Agent"). Terms defined in the Loan Agreement are used herein as defined therein. In addition, as used herein, "Construction Period" shall have the meaning assigned to such term in said Construction Certificate.

                  This Certificate is delivered in connection with Construction Certificate No. [__] being delivered by the Borrower pursuant to Section 6.02(e) of the Loan Agreement.

                  We have reviewed (a) on [__________] the progress of construction of the Project during the Construction Period, (b) said Construction Certificate to which

                            CONSTRUCTION CERTIFICATE

this certificate is attached and (c) the Contractors' Certificates attached as
Schedule IV to the Construction Certificate. Our review and observations were performed in accordance with generally accepted technical consulting practice and included such investigations, observations and review as we in our professional capacity deemed necessary under the circumstances within the scope of our service. Based upon the foregoing, we are of the opinion that, as of the date of this certificate:

                  1. Except as set forth in Exhibit A to Schedule I to the Construction Certificate, the aggregate amount of Project Costs and/or Expansion Costs payable by the Borrower and incurred during the Construction Period (after giving effect to the Project Costs and Expansion Costs paid with the proceeds of the Loans and in respect of which the Construction Certificate referred to herein is delivered) of which we are aware during the course of our review is equal to or less than the aggregate amount of Project Costs and/or Expansion Costs scheduled, in the Construction and Payment Schedule, to



                            CONSTRUCTION CERTIFICATE
                           have been incurred during the Construction Period. Any variance between the amount paid and the amount scheduled to be paid is explained in Exhibit A to
                           Schedule I to the Construction Certificate.

                  2. The aggregate amount of Project Costs and Expansion Costs to be paid by the Borrower on and after the date of this Certificate in order to cause the Completion Date and Expansion Completion to occur (the aggregate amount of such Project Costs and Expansion Costs related to construction, equipment and material having been determined for purposes of this certificate by the Independent Engineer) should not reasonably be expected to exceed the

                                    CONSTRUCTION CERTIFICATE
                           amount of $[----------] minus the aggregate amount of Project Costs or Expansion Costs heretofore paid by the Borrower.

                  3. Work performed under each Construction Contract in respect of which payment is requested by delivery of said Construction Certificate and major construction and operation activities performed during the Construction Period have been performed in accordance with (1) such Construction Contract, (2) the Construction and Payment Schedule and (3) generally accepted engineering and construction practices [IF NOT, SPECIFY].

                  4. Except as set forth in Schedule III to said Construction Certificate, we


                            CONSTRUCTION CERTIFICATE
                           are aware of no event that has occurred or is likely to occur (a) that has resulted, or could be reasonably expected to result, in a Material Adverse Effect or (b) the occurrence of which is likely to cause the Start-up of Commercial Production to occur after [-----------], the Completion Date to occur 15 months after the date of the Loan Agreement or Expansion Completion to occur after 25 months after the date of the Loan Agreement.

                            CONSTRUCTION CERTIFICATE

                  5. The Completion Date should reasonably be expected to occur on or prior to [----------] and Expansion Completion should reasonably be expected to occur on or prior to [-------------].



                                                 Very truly yours,

                                                 [NAME OF INDEPENDENT ENGINEER]

                                                 By ___________________________
                                                    Name:
                                                    Title:

                            CONSTRUCTION CERTIFICATE

                                                                      APPENDIX J
                                                               TO LOAN AGREEMENT

Project Completion shall be achieved by satisfaction of the Notification and Information Requirements set forth in Item 1 below and the successful passing of each of the following tests (except as provided in Item 6 below), which will be certified by the Independent Engineer (except for the Legal Compliance Test): the Mechanical Completion Test described in Item 2 below, the Physical Performance Test described in Item 3 below, the Technical/Operating Cost Performance Test described in Item 4 below, the Legal Compliance Test described in Section 5 below and the Economic Test described in Item 6 below. Once all the items of the Mechanical Completion Test have been passed successfully, the Performance Test components (comprised of the Physical Performance Test and the Technical/Operating Cost Performance Test) shall be carried out simultaneously according to the specified time schedule of events.

1.       NOTIFICATION AND INFORMATION REQUIREMENTS

         A. The Borrower shall advise the Agent in writing that the physical construction and installation of all facilities have been completed in all material respects, including planned ore and waste mining facilities, stockpile, reclaim, crushing, agglomeration, conveying and stacking, leach pad, pad piping, gold recovery and refining plant, and required infrastructure including electric power supply and distribution, water supply and distribution, and other items deemed critical to the final effectiveness and efficiency of the Project.

                  The Borrower shall certify that all the facilities have been constructed, erected, installed and acquired in accordance with the Feasibility Study except for such changes which are permitted by the Loan Agreement or which have been approved in writing by the Agent (after consultation with the Independent Engineer), and are in accordance with good mining,


                            CONSTRUCTION CERTIFICATE
                  leaching, processing and engineering practice in the United States.

         B. The Borrower shall certify that all costs incurred in connection with the construction and installation of the facilities as set forth in Item 1(A) above have been paid.

         C. The Borrower shall certify that all supply contracts, licenses, permits and agreements necessary for the continuous operation of the facilities have been obtained, duly approved and are in good standing or, if not so obtained, approved and in good standing, that the Borrower has no reason to believe any such supply contract, license, permit or agreement will not be obtained and approved in due course on or prior to the time at which it is necessary for the continuous operation of the facilities.

         D. The Borrower will notify the Agent and the Independent Engineer when physical construction of the facilities has been completed and Start-up of Commercial Production has begun. The Borrower will further notify the Agent and the Independent Engineer when it is ready to commence the Performance Test (the "Performance Test Notice"). The Independent Engineer's representative will report on the site within a reasonable time after receipt of the Performance Test Notice, and the Performance Tests shall commence no later than ten days thereafter. The Performance Tests, as described in Items 3 and 4 of this document, shall


                            CONSTRUCTION CERTIFICATE
                  consist of two parts: (1) the Physical Performance Test and
                  (2) the Technical/Operating Cost Performance Test.

                  The Independent Engineer shall be present for such period of time as the Independent Engineer deems adequate to monitor, measure and evaluate the results, but in no case for fewer than 25 (in the aggregate) days at the Project site, for the Mechanical Completion Test outlined in Item 2 and the Performance Tests as outlined in Items 3 and 4. During this time, the Independent Engineer will have full access to all reports, data sheets and documentation pertaining to the operation of the Project and full cooperation of all of the Borrower's personnel at the Project site.

         E. No later than twenty days after the end of Mechanical Completion Test, the Physical Performance Test and the Technical/Operating Cost Performance Test, the Independent Engineer shall certify to the Agent and the Lenders, without significant qualification or exception, whether or not in the Independent Engineer's judgement, each Test has been successfully passed. A copy of such certification shall be provided to the Borrower.

2.       MECHANICAL COMPLETION TEST

         The Borrower and/or each Contractor will perform the Mechanical Completion Test, which shall be the Mechanical Completion and Performance Trial as agreed with each Contractor pursuant to the Construction Contracts, to guarantee the Project meets the design criteria described in the

                            CONSTRUCTION CERTIFICATE

         Feasibility Study. When the Borrower satisfactorily meets the criteria of the Mechanical Completion Test as witnessed by the Independent Engineer, the Borrower and the Independent Engineer will each so certify to the Agent, and the Agent will provide written acceptance to the Borrower.

3.       PHYSICAL PERFORMANCE TEST

         The Independent Engineer will determine, without material qualification or exception, that in the Independent Engineer's judgment the facilities have met or exceeded the following Physical Performance Test criteria during the consecutive 120 days of the Performance Test period. All averages, flows, deliveries and the like will be calculated based upon the scheduled test period for each of the physical Project components.

         A. The Borrower, upon selecting a starting date for the Performance Test and notifying the Agent and Independent Engineer of such date, will supply a production schedule for ore and waste during the 120-day test period. Mining performance will be based upon the demonstrated ability of the operations to mine and haul an average monthly total of 750,000 tons of ore and waste beginning in month 1 of year 1 and ending in month 4 of year 1, as shown in the Cash Flow Projection Schedule, dated [________]. If the Borrower notifies the Agent of a different starting date for this test, the monthly tonnages will, with approval of the Agent, be adjusted accordingly.

                  Ore tonnage will be delivered to the primary crusher receiving pocket or the coarse ore stock pile at the average


                            CONSTRUCTION CERTIFICATE
                  rate of 60,000 d.s.t.p.w. for a minimum of the last 12 weeks (based upon a work week of five days) of the 120-day test period. Ore production tonnages shall be not less than 95% of those indicated on the 120-day plan as noted above. The ore tonnage will be based upon truck counts and tertiary crusher scale to truck count correlations. Waste tonnages shall be determined utilizing truck count, and estimated tonnages calculated from actual measured ore tonnage/truck count correlations.

         B. The crushing system will have continuously produced crushed, nominal minus 1/4 inch, ore to the leach pad feed stock pile at the rate supplied by the mine or from the coarse ore stockpile in accordance with the 120-day test schedule. The crusher will demonstrate an 85% mechanical availability during the 120-day test period, and will have operated at an average production rate, through the tertiary crusher, of 60,000 d.s.t.p.w. for a minimum of the last 12 weeks (based upon a work week of five days) of the 120-day test.

         C. The conveying, agglomeration and stacking system will have continuously delivered crushed, agglomerated ore to the leach pad at the rate supplied by the crushing plant in accordance with the 120-day test schedule. The conveying, agglomeration and stacking system will demonstrate a minimum 85% mechanical availability during the 120-day test period, and will have operated at an average production rate, through the heap conveyor stacker, of 60,000 d.s.t.p.w.


                            CONSTRUCTION CERTIFICATE
                  for a minimum of the last 12 weeks (based upon a work week of five days) of the 120-day test.

         D. The average grade of the ore placed on the leach pad during the 120-day test period, as measured by daily shift samples taken by the tertiary crusher discharge belt sampler, shall be within 90% of that predicted by the mine planning block model or stockpile inventories and the operations schedule as supplied to the Agent at the beginning of the 120-day test period. i.e., [____] o.p.t. Au (x .90) if the Base Case Cash Flow Forecast is used for months 1 through 4 of year 1.

         E. The heap leach barren solution pumping system will have demonstrated a 99% of design mechanical availability during the 120-day test period, and will have delivered leach solutions at an average rate of (i) 1,000 u.s.g.p.m. for a minimum of ten consecutive days during the same period and
                  (ii) 2,000 u.s.g.p.m. for a minimum of five consecutive hours on three separate occasions during the same period. Daily shift logs of measured flow rates of barren solution delivered will be maintained during the 120- day test period.

         F. The gold recovery plant will have processed an average pregnant solution flow of (1000 u.s.g.p.m.) ([______] m3/hr) a minimum of the last 30 days of the 120-day test period. Throughout the 120-day test period, the gold recovery plant will demonstrate recoveries of at least 98% and produce an average barren solution grade

                            CONSTRUCTION CERTIFICATE
                  not greater than 0.0015 o.p.t. Au.

                  The carbon adsorption, elution, and electrowinning plant will have demonstrated a mechanical availability of 95% during the 120-day test period.

         G. In the reasonable opinion of the Independent Engineer, the Project has been shown to comply substantially with, and meet, the specified standards defined in the Feasibility Study with respect to the technical aspects of the operation, safety and environmental requirements.

         H. The facilities have been acquired, delivered, constructed, tested, commissioned, operated and maintained in accordance with the Feasibility Study, engineering design, vendor recommendations for warranty protection, drawings, criteria specifications, safety and environmental requirements including good industry practice in the United States.

4.       TECHNICAL/OPERATING COST PERFORMANCE TEST

         The Independent Engineer will determine, without material qualification or exception, that in the Independent Engineer's judgement, the Project has achieved the following Technical/Operating Cost Performance Test criteria during the 120 days of the Performance Test period and shall so certify.

         A. The Project operating costs will have been measured over four monthly periods and average monthly costs determined for labor, electric power, reagents, maintenance materials, heavy consumables,

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
                                     - 15 -

                  operating supplies and over heads. Unit cost per ton for the above mentioned variables will be evaluated for the last 60 days of the 120-day test period and compared with the base case economic model delivered pursuant to Section 6.01(n) of the Loan Agreement. Total unit operating costs will be deemed to pass the completion criteria if they represent not more than 110% of the total unit operating costs set forth in the base case model as represented in the 120-day test plan furnished by the Borrower and approved by the Agent.

         B. The production plans and projected operating budget for the facilities will have been developed for at least the next six-month period following the completion of the 120-day Performance Test.

         C. In the opinion of the Independent Engineer sufficient stocks of consumables, wear parts, and critical capital spares are on hand or supported by adequate inventory control systems to assure continuous production after the completion of the 120-day test period.

         D. The carbon adsorption, elution, electrowinning and regeneration circuits shall have operated satisfactorily during the 120- day test period at within +/- 10% of design criteria as established in the final flow sheets and material balances for the process plant.

         E. A gold leach recovery equivalent to at least 72% of the ore gold head grade as specified in the production plan for the 120-day test shall

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
                                     - 16 -

                  have been predicted by column testing from samples representing the total ore tonnage placed on the leach pad during the 120 days of the completion test.

                  It is assumed that from commissioning of the Project it will take several months for the heap to reach equilibrium for both solution flow and extraction rate as they are defined in the Feasibility Study. Gold recovery data, as obtained from column testing, will be used to affirm recovery assumptions as indicated on the plan of operations submitted at the beginning of the 120-day test period. The following schedule represents the assumed rates, based upon previous column tests of the deposit:

Schedule
Month           % Recovery                                   % of Total Recovery
1                   67                                               85.9

2                    2                                               88.5

3                    2                                               91.0

4                    1                                               92.3

         F. All major commodities consumed in the Project will be accounted for on a monthly basis during the 120-day Performance Test period. Consumption rates for mining and processing supplies, including drill bits, explosives, wear parts, reagents, and maintenance and operating supplies will be calculated and compared with the design criteria for each commodity. Unit costs as calculated based upon a


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
                                     - 17 -

                   pertinent divisor, i.e., tons of ore, total tons,
                  gallons of solution, etc., will be expected to average +/- 10% of those indicated in the mining and process design criteria, and reflected in the base case economic model or accepted 120-day production plan.

         G. The following laboratory column leach testing methodology will be used to furnish data used to predict the performance of leaching ore as mined and placed on heaps from the inception of mining to the end of the 120-day test period:

                  Samples of ore, as produced from the crusher, will begin being composited as weekly samples during month 1 of crusher operations. There will be four (4) weekly composites, representing the first 30 days or calendar month of crusher operations (whichever is longer) taken and prepared for column leach testing utilizing sampling and testing procedures identical to those used by McClelland in the feasibility phase of the Project. The four columns will represent the ore mined during each of the weeks respectively. The four columns tested each week will be of 6" to 8" diameter x 10' size in order to facilitate testing at the mine site, and to reduce the costs associated with large diameter column tests.

                  During month 2 of ore production through the crusher, two parallel splits of head samples taken over the entire period will be used to run two column tests. The two columns will represent ore mined in month 2.



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                                     - 18 -

                  During month 3 of ore production through the crusher, two parallel splits of head samples taken over the entire period will be used to run two column tests. The two columns will represent ore mined in month 3.

                  During month 4 of ore production through the crusher, two parallel splits of head samples taken over the entire period will be used to run two column tests. The two columns will represent ore mined in month 4.

                  Data for predicting heap recovery will be available as follows:

                  Period                   Column ID         Days Under Leach
                  Month 1                   Week 1                   21
                                            Week 2                   14
                                            Week 3                    7
                                            Week 4                    0

                  Month 2                   Week 1                   51+
                                            Week 2                   44+
                                            Week 3                   37+
                                            Week 4                   30+
                                            Month 2A                  0
                                            Month 2B                  0

                  Month 3                   Week 1                   81+
                                            Week 2                   74+
                                            Week 3                   67+
                                            Week 4                    0+
                                            Month 2 A                30+
                                            Month 2 B                30+
                                            Month 3 A                 0
                                            Month 3 B                 0

                  Month 4                   Week 1                  111+
                                            Week 2                  104+
                                            Week 3                   97+
                                            Week 4                   90+
                                            Month 2 A                60+
                                            Month 2 B                60+
                                            Month 3 A                30+



                            CONSTRUCTION CERTIFICATE

                                            Month 3 B                30+
                                            Month 4 A                 0
                                            Month 4 B                 0

         SCHEDULE DATES SHOWN IN THE PREVIOUS TABLE ARE MEANT FOR ILLUSTRATIVE PURPOSES ONLY. ACTUAL RESULTS WILL BE SKEWED BY COLUMN AND SAMPLE PREPARATION TIME. EVERY OTHER COLUMN WILL BE BROKEN DOWN AT 60 DAYS LEACH TIME FOR TAIL ASSAY.

         At the end of the 120-day Performance Test period, the Borrower will prepare a leach test report detailing the extraction progress for each column, and comparing the results achieved to data received from initial heap leaching and process plant operations. The column leach test series may continue for a maximum of an additional 90 days at the discretion of the Agent and the Independent Engineer.

         Metallurgical recoveries calculated for each weekly and monthly composite column test shall be done in accordance with test procedures as developed by McClelland Laboratories. Assay and calculated recovery calculations shall be as used in the Feasibility Study.

         The completion test gold recovery criteria will be accepted by the Independent Engineer if the following is achieved:

                  For a weighted feed grade value as composited for each column test, as compares within +/- 10% of the production plan predicted head grade, the gold recovery shall meet or exceed the value as indicated by paragraph 4E of this document. Column leach test results representing 120 days of leaching shall demonstrate a recovery of a minimum of 72%.

         H. The Borrower has produced and sold Gold during the 120-day test period and received payment to the Proceeds Account, and the aggregate amount and value of gold produced, sold and/or in the process of being refined (as certified by Metalor USA Refining Corporation) by the Project during the test period is substantially in accordance with that predicted in the Feasibility Study, and shall in any event be not less than 90% of the planned Ounces as indicated in months 1 through 4 of the base case economic model.

         COMPLETION TEST REPORT

                  A final report describing the findings during the Performance Test will be issued as indicated below:

                  No later than 20 days after the end of each of the Physical Performance Test and the Technical/Operating Cost Performance Test (including any additional testing

                            CONSTRUCTION CERTIFICATE
                  period agreed by the Independent Engineer, the Agent and the Borrower), the Independent Engineer shall certify to the Agent without material qualification or exception, whether or not, in the Independent Engineer's judgement, such test has been satisfied. A copy of such certification shall be provided to the Borrower.

         PERSONNEL

                  The Independent Engineer will confirm without material qualification or exception that the work force including management are, in the Independent Engineer's judgement, employed or otherwise retained with appropriate experience or qualifications to operate the Project as contemplated by updates to the Feasibility Study.

         RESERVE DEPLETION

                  The Independent Engineer will confirm that the remaining ore reserves at the end of the 120-day test period shall not, in the Independent Engineer's judgement, have been depleted to the extent that they do not comply with the terms of the Feasibility Study.

5.       LEGAL COMPLIANCE TEST

                  At the end of the 120-day Performance Test period (and any additional testing periods agreed by the Independent Engineer, the Agent and the Borrower), and without material qualification, the Borrower shall certify that as of the date thereof:

         A. Each Financing Document and each Project Document remains in full force and effect;

         B. The Governmental Approvals listed in the Schedule V of the Loan Agreement required as of such date, and any other material Governmental Approvals that are required as of such date, for operation of the Project as contemplated in the Feasibility Study are in full force and effect in all material respects;

         C. No Default and no Event of Default has occurred and is continuing; and

         D. The Borrower is in compliance with the requirements set forth in Section 8.25 of the Loan Agreement; and no occurrence or condition of which the Borrower is or (after reasonably diligent investigation) should be aware has existed at any time prior to such date which may constitute a failure to comply with the environmental requirements set forth in said Section 8.25 (or, if aware of any such failure in compliance, such failure and any


                            CONSTRUCTION CERTIFICATE
                  adverse consequences thereof have been remedied as prescribed by said environmental requirements).

6.       ECONOMIC TEST

                  The Economic Test will be calculated at the end of the 120-day Performance Test period and will incorporate Project performance data based on the average operating performance during the 120-day test period. The operating performance parameters to be used in the Economic Test shall reflect the realistic and sustainable operating performance of the Project (in the reasonable opinion of the Independent Engineer and as agreed to by the Agent and the Borrower). All variances to the Feasibility Study parameters demonstrated by the Project performance data over the 120-day test period will be used in the economic test, to the extent that the Performance Test requirements outlined in Items 3 and 4 above are not met and their use is agreed among the Agent, the Borrower and the Independent Engineer.

                  Notwithstanding the Borrower's failure to satisfy the requirements of Items 3 and 4 above or any other provision in this Appendix J, Project Completion shall nevertheless be satisfied upon the satisfaction of the Economic Test.

                  The Economic Test shall be satisfied if, at the end of the 120-day Performance Test period (and any additional testing period agreed by the Independent Engineer, the Agent and the Borrower), the Agent, after consultation with the Borrower and the Independent Engineer, shall certify that the Future Debt Cover Ratio is greater than or not materially less than 1.6:1, as calculated from the base case economic model which incorporates agreed changes with respect to the operating, technical and economic assumptions contained therein and reflecting (a) 95% of the then-estimated operating performance and (b) 110% of the then-estimated Project operation costs.


                            CONSTRUCTION CERTIFICATE

                                                                      APPENDIX K
                                                               TO LOAN AGREEMENT

                   [Form of Expansion Completion Certificate]

                       CERTIFICATE OF INDEPENDENT ENGINEER

                                     [DATE]

Banque Paribas,
  New York Branch,
  as Agent under the
  Loan Agreement
787 Seventh Avenue
New York, New York  10019

Attention:  Thomas K. Emmons

                  Re:      CR BRIGGS CORPORATION

Ladies and Gentlemen:

                  Reference is made to the Loan Agreement dated as of December 6, 1995 (as amended, modified and supplemented and in effect from time to time, the "Loan Agreement") among CR Briggs Corporation, a corporation duly organized and validly existing under the laws of the State of Colorado (the "Borrower"), the Lenders named therein and Banque Paribas, New York Branch, as agent for said Lenders (in such capacity, together with its successors in such capacity, the "Agent"). Terms defined in the Loan Agreement are used herein as defined therein.

                  We have reviewed on [__________] all work in connection with the Expansion. Our review and observations were performed in accordance with generally accepted technical consulting practice and included such investigations, observations and review as we in our professional capacity deemed necessary under the circumstances within the scope of our service. Based upon the foregoing, we are of the opinion that, as of the date of this certificate:

                  1. The work performed under the Liner Contract and all other work and services performed in connection with the Expansion has been performed in accordance with (1) the Liner Contract, (2) the Construction and Payment Schedule and (3) generally accepted engineering and construction practices.

                  2. The Expansion complies in all material respects with the specifications for the heap leach pad as described in the Feasibility Study and the heap leach pad is capable of meeting


                            CONSTRUCTION CERTIFICATE
         the performance projections set forth in the Feasibility
         Study.

                  3. The Expansion Completion Date occurred on or prior to [____________].

                                              Very truly yours,

                                              [NAME OF INDEPENDENT ENGINEER]

                                              By ____________________________
                                                 Name:
                                                 Title:



                            CONSTRUCTION CERTIFICATE

                                                                      APPENDIX L
                                                               TO LOAN AGREEMENT

================================================================================

                       DEPOSIT AND DISBURSEMENT AGREEMENT

                          DATED AS OF DECEMBER 6, 1995

                                      AMONG

                             CR BRIGGS CORPORATION,
                          A WHOLLY-OWNED SUBSIDIARY OF
                          CANYON RESOURCES CORPORATION,
                                   AS BORROWER

                                       AND

                          CANYON RESOURCES CORPORATION,
                                  AS GUARANTOR

                                       AND

                        BANQUE PARIBAS, NEW YORK BRANCH,
                                    AS AGENT

                                       AND

                            WILMINGTON TRUST COMPANY,
                                  AS DEPOSITARY


===============================================================================


                            CONSTRUCTION CERTIFICATE

                  DEPOSIT AND DISBURSEMENT AGREEMENT dated as of December 6, 1995, among CR BRIGGS CORPORATION, a corporation duly organized and validly existing under the laws of the State of Colorado (the "Borrower"); CANYON RESOURCES CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Guarantor"); BANQUE PARIBAS, NEW YORK BRANCH, a banking institution organized under the laws of France, as agent for the Secured Parties (as defined in the Security Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent"); and WILMINGTON TRUST COMPANY, a banking corporation organized under the laws of the State of Delaware, as depositary bank (in such capacity, together with its successors and assigns in such capacity, the "Depositary"). Except as otherwise expressly defined in this Agreement, terms defined in the Loan Agreement referred to below are used herein as defined therein.

                              W I T N E S S E T H :

                  WHEREAS, the Borrower, the lenders referred to therein (the "Lenders") and the Agent, are party to a Loan Agreement dated as of December 6, 1995 (the "Loan Agreement");

                  WHEREAS, the Borrower and the Agent are party to a Security Agreement dated as of December 6, 1995 (the "Security Agreement");

                  WHEREAS, the Guarantor, the Agent and the Borrower are party to the Guarantee, Equity Contribution and Pledge Agreement dated as of December 6, 1995 (the "Guarantee and Pledge Agreement");

                  WHEREAS, the Agent, the Guarantor and the Borrower desire to appoint the Depositary to hold and administer money in accordance with the terms of this Agreement, and the Depositary wishes to so act;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE (1)

                                DEPOSITARY BANK;
                            ESTABLISHMENT OF ACCOUNTS

                  Section A. Appointment and Acceptance of Depositary.

         1. The Borrower, the Guarantor and the Agent hereby appoint the

Depositary, and the Depositary hereby agrees, to act as depositary bank and to accept all cash, payments and other amounts to be delivered to or held by the Depositary pursuant to the terms of this Agreement. The Depositary agrees to hold and safeguard the Canyon Contingency Account, the Accounts and the Sub-Accounts during the term of this Agreement and shall treat the moneys, instruments and securities in the Canyon Contingency Account, the Accounts and Sub-Accounts as moneys, instruments and securities pledged by the Guarantor and the Borrower to the Agent for the benefit of the Secured Parties to be held in the custody of the Depositary in accordance with the provisions of this Agreement. In performing its functions and duties under this Agreement, the Depositary shall act as agent for the Agent.

         2. For the avoidance of doubt, all moneys and other Property held in the Accounts and Sub-Accounts shall be the Property of the Borrower. Notwithstanding the above, the Borrower shall not have any right to withdraw or requisition, pledge, assign or transfer moneys or any Property held in the Accounts or Sub-Accounts, except as permitted by this Agreement, the Loan Agreement and the Security Agreement, provided that the Borrower shall have the ability to direct the investment of moneys held in the Accounts and Sub-Accounts as permitted by Section 2.4 hereof. Each of the Accounts and Sub-Accounts shall at all times be in the exclusive possession of, and under the exclusive domain and control of, the Depositary, as agent for the Agent acting on behalf of the Secured Parties.

         (c) For the avoidance of doubt, all moneys and other Property held in the Canyon Contingency Account shall be the Property of the Guarantor. Notwithstanding the above, the Guarantor shall not have any right to withdraw or requisition, pledge, assign or transfer moneys or any Property held in the Canyon Contingency Account except as permitted by this Agreement, the Loan Agreement and the Guarantee and Pledge Agreement, provided that the Guarantor shall have the ability to direct the investment of moneys held in the Canyon Contingency Account as permitted by Section 2.4 hereof. The Canyon Contingency Account shall at all times be in the exclusive possession of, and under the exclusive domain and control of, the Depositary, as agent for the Agent acting on behalf of the Secured Parties.

         Section B. Establishment of Accounts. The Depositary hereby agrees to open and maintain the Canyon Contingency Account as directed by the Agent and set forth in detail in Section 8 of the Guaranty and Pledge Agreement, and the segregated Accounts and Sub-Accounts as directed by the Agent and set forth in detail in Article IV of the Loan Agreement, which Canyon Contingency Account and Accounts shall be maintained at all times until the termination of this Agreement pursuant to Section 1.4 hereof. Certain additional Accounts and/or Sub-Accounts may be established and created at the direction of the Agent from time to time in accordance with the Loan Agreement.

         All amounts held from time to time in the Canyon Contingency Account, each Account and each Sub-Account shall be held in the custody of the Depositary for the purposes and on the terms set forth in this Agreement. All such amounts shall constitute part of the Collateral and shall not constitute payment of any Indebtedness or any other obligation of the Borrower until applied as set forth in the Loan Agreement.

         Section C. Security Interest. As collateral security for the prompt and complete payment and performance when due of all their respective obligations, each of the Borrower and the Guarantor has pledged, assigned and transferred to the Agent for the benefit of the Secured Parties, and has granted to the Agent for the benefit of the Secured Parties a Lien on and security interest in and to, and in furtherance thereof hereby pledges, assigns and transfers to the Depositary for the benefit of the Agent, and hereby grants to the Depositary, for the benefit of the Agent and the other Secured Parties, a Lien on and security interest in and to, (i) each Account and Sub-Account, and the Canyon Contingency Account (as the case may be), and (ii) all cash, investments and securities at any time on deposit in any Account or Sub-Account, and the Canyon Contingency Account (as the case may be), including all income or gain earned thereon; provided that the Depositary shall not be responsible to take any action to perfect or maintain the perfection of such Lien except through the performance of its express obligations hereunder or upon the written direction of the Agent complying with this Agreement.

         Section D. Termination. This Agreement shall remain in full force and effect until the termination of the Security Agreement and the Guarantee and Pledge Agreement pursuant to the terms thereof.

                                  ARTICLE (2)

                              DUTIES OF DEPOSITARY

         Section 2.1 Instructions; Standard of Care. The Depositary is hereby authorized and directed with respect to all sums of money and other Property held in the Canyon Contingency Account, the Accounts and Sub-Accounts to make the transfers directed by the Agent in the amounts and to the Persons so directed. In fulfilling its duties hereunder with respect to operation of the Canyon Contingency Account, the Accounts and Sub-Accounts, the Depositary shall be required to use the degree of care used by it with respect to its own property of a similar nature.

         Section 2.2 Appointment of Depositary, Powers and Immunities. The Depositary shall not have any duties or responsibilities except those expressly set forth in this Agreement. The Depositary shall not be responsible to the Agent for any recitals, statements, representations or warranties made by the Borrower or by the Guarantor contained in any Project Document or Financing Document or in any certificate or other document referred to or provided for in, or received by the Agent under, the Loan Agreement, this Agreement or any Project Document or any other Financing Document, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the moneys or investments in the Canyon Contingency Account, the Accounts or the Sub-Accounts, this Agreement, any Project Document, any Financing Document or any other document referred to or provided for herein or therein or for any failure by the Borrower or by the Guarantor to perform their respective obligations hereunder or thereunder. The Depositary shall not be required to ascertain or inquire as to the performance by the Borrower or by the Guarantor of any of their respective obligations under the Loan Agreement, any other Financing Document, this Agreement or any Project Document or any other document or agreement contemplated hereby or thereby. The Depositary shall not be (a) required to initiate or conduct any litigation or collection proceeding hereunder or under any other Financing Document or (b) responsible for any action taken or omitted to be taken by it hereunder (except for its own gross negligence or willful misconduct or as provided in Section 2.1) or in connection with any other Financing Document. Except as otherwise provided under this Agreement, the Depositary shall take action under this Agreement only as it shall be directed in writing by the Agent. Whenever in the administration of this Agreement the Depositary shall deem it necessary or desirable that a factual matter be proved or established in connection with the Depositary taking, suffering or omitting to take any action hereunder, such matter (unless otherwise evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of any authorized representative of the Agent and such certificate shall be full warranty to the Depositary for any action taken, suffered or omitted. The Depositary shall have the right at any time to seek instructions concerning the administration of this Agreement from the Agent or any court of competent jurisdiction.

         Section 2.3 Reliance by Depositary. The Depositary shall be entitled to rely upon any certificate, officer's certificate, notice or other document (including any cable, telegram, telecopy or telex) of the Agent believed by it to be genuine and to have been signed or sent by or on behalf of the

Agent, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Depositary and shall have no liability for its actions taken thereupon, unless due to the Depositary's willful misconduct or gross negligence. Without limiting the generality of the foregoing, the Depositary shall be required to make payments to the Agent only as set forth herein. As to any matters not expressly provided for by this Agreement, the Depositary shall not be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting solely upon the instructions of the Agent, and shall in all such cases be fully protected in acting, or in refraining from acting, hereunder in accordance with or pursuant to the terms of this Agreement or the instructions of the Agent, and such instructions of the Agent and any action taken or failure to act pursuant thereto shall be binding on all of the Secured Parties. The Depositary shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Agent, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Agent and the other Secured Parties.

         Section 2.4 Investment of Funds in Accounts. Unless an Event of Default shall have occurred and be continuing, the Borrower may direct the Depositary to invest funds in the Accounts and Sub-Accounts, and the Guarantor may direct the Depositary to invest funds in the Canyon Contingency Account, provided in each case that the designated investment is a Permitted Investment. After the occurrence and during the continuance of an Event of Default, investments by the Depositary in Permitted Investments shall be made solely as directed by the Agent. The Depositary shall not be charged with notice of an Event of Default unless an officer in the Corporate Trust Administration of the Depositary receives written notice of such default from the Agent.

                                  ARTICLE (3)

                         EXPENSES; INDEMNIFICATION; FEES

         Section A. Expenses. The Agent agrees to pay or reimburse all reasonable out-of-pocket expenses of the Depositary (including reasonable fees and expenses for legal services of every kind) in respect of, or incident to, the administration or enforcement of any of the provisions of this Agreement or in connection with any amendment, waiver or consent relating to this Agreement.

         Section B. Indemnification. The Agent agrees to indemnify the Depositary from and against any and all claims, losses, liabilities and expenses (including the fees and expenses of counsel) growing out of or resulting from (a) this Agreement (including, without limitation, performance under or enforcement of this Agreement, but excluding any such claims, losses or liabilities resulting solely from the Depositary's gross negligence or willful misconduct) or (b) any refund or adjustment of any amount paid or payable to the Depositary under or in respect of this Agreement which may be ordered or otherwise required by any Person. The foregoing indemnity includes, without limitation, any action taken or omitted to be taken upon the instructions of the Agent or the Borrower in accordance with this Agreement. This indemnity shall survive the termination of this Agreement.

         Section C. Fees. The Depositary shall be entitled to such fees as are agreed to in a separate agreement between the Depositary and the Agent.

                                  ARTICLE (4)

                      EXCULPATION; RESIGNATION AND REMOVAL

         Section A. Exculpation. Notwithstanding anything to the contrary contained in this Agreement, the liability and obligation of the Depositary to perform and observe and make good the obligations contained in this Agreement shall not be enforced by any action or proceeding wherein damages or any money judgment or any deficiency judgment or any judgment establishing any personal obligation or liability shall be sought, collected or otherwise obtained against any past, present or future officer, director, shareholder or employee of the Depositary. Each of the Borrower, the Guarantor and the Agent, for itself and its successors and assigns, irrevocably waives any and all right to sue for, seek or demand any such damages, money judgment, deficiency judgment or personal judgment against any past, present or future officer, director, shareholder or employee of the Depositary under or by reason of or in connection with this Agreement and agrees to look solely to the Depositary for the enforcement of any liability and obligation of the Depositary. Nothing contained in this paragraph shall be construed as modifying, qualifying or affecting in any manner whatsoever the lien and security interests created by this Agreement and the other Financing Documents or the enforcement thereof by the Agent.

                  Section 4.2 Concerning The Depositary.

         (a) No implied covenants or obligations shall be inferred from this Agreement against the Depositary, nor shall the Depositary be bound by the provisions of any agreement among the Agent and any other person beyond the specific terms hereof.

         (b) The Depositary shall in no event have any liability in connection with its investment or reinvestment, in good faith and in accordance with the terms hereof, of any moneys held by it hereunder, including without limitation any liability for any delay not resulting from gross negligence or bad faith in such investment or reinvestment, or for any loss of income incident to any such delay.

         (c) In no event shall the Depositary be liable (i) for acting in accordance with instructions from the Agent or any agent of the Agent, (ii) for special or consequential damages, or (iii) for the acts or omissions of its nominees, correspondents, designees, subagents or sub-custodians.

         (d) In no event shall the Depositary be liable for any interest on funds deposited in the Canyon Contingency Account, the Accounts or the Sub-Accounts unless invested with the Depositary in its commercial capacity.

         (e) The Depositary shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other Property deposited hereunder.

         (f) No provisions of this Agreement shall require the Depositary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

         Section 4.3 Resignation or Removal of Depositary.

         (a) The Depositary may resign at any time by giving at least 30 days written notice to the Agent. Until all fees, costs and expenses or other obligations due and payable to the Depositary hereunder are paid, the Depositary shall hold the Property held hereunder, pending delivery to a successor Depositary appointed by the Agent. If a successor Depositary has not been appointed or has not accepted such appointment by the end of such 30-day period, the Depositary may apply to a court of competent jurisdiction for the appointment of a successor Depositary, or for other appropriate relief and the costs, expenses and reasonable attorney's fees which the Depositary incurs in connection with such a proceeding shall be paid by the Agent.

         (b) The Agent may remove the Depositary upon written notice to the Depositary signed by the Agent. Such removal shall take effect upon delivery of the Property held hereunder to a successor Depositary designated in writing by the Agent, and the Depositary shall thereupon be discharged from all obligations under this Agreement and shall have no further duties or responsibilities in connection herewith. Upon the payment of all fees, costs and expenses or other obligations due and payable to the Depositary, the Depositary shall deliver the Property held hereunder without unreasonable delay after receiving the Agent's designation of a successor Depositary.

         (c) If after 40 days from the date of delivery of its written notice of intent to resign or of the Agents' notice of removal the Depositary has not received a written designation of a successor Depositary, the Depositary's sole responsibility shall be in its sole discretion either to retain custody of the Property held hereunder without any obligation to invest or reinvest any such Property until it receives such designation, or to apply to a court of competent jurisdiction for appointment of a successor Depositary and after such appointment to have no further duties or responsibilities in connection herewith.

                                  ARTICLE (5)

                                  MISCELLANEOUS

         Section A. Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Depositary herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, the Borrower, the Guarantor and the Depositary. Any such amendment, waiver or consent shall be effective only in the specific instance and for the specified purpose for which given.

         Section B. Addresses for Notices. All notices, requests and other communications provided for hereunder shall be in writing and, except as otherwise required by the provisions of this Depositary Agreement, shall be given to the Borrower and the Agent as provided in Section 11.06 of the Loan Agreement, to the Guarantor as provided in Section 8.02 of the Guarantee and Pledge Agreement, and in the case of notices or communications to or with the Depositary, to the following address, or such other address as the Depositary may from time to time designate in writing to the other parties hereto as herein required:

                           Wilmington Trust Company
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, DE  19890
                           Attention:  Corporate Trust Administration
                           Telecopier: (302) 651-8882

         Section C. Governing Law; Submission to Jurisdiction. THIS AGREEMENT AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE. To the fullest extent permitted by applicable law, each of the parties to this Agreement hereby irrevocably and unconditionally (i) consents to submit to the nonexclusive jurisdiction of the courts of the State of Delaware for purposes of any action or proceeding arising out of or in connection with this Agreement, and (ii) agrees, to the extent such party is not a resident of the State of Delaware, to service of all legal process by certified mail to the address described in Section 5.2 hereof and by all other methods of service permitted under applicable law.

         Section D. Headings. Headings used in this Agreement are for convenience of reference only and do not constitute part of this Agreement for any purpose.

         Section E. No Third Party Beneficiaries. The agreements of the parties hereto are solely for the benefit of the Guarantor, the Borrower, the Depositary, the Agent, the other Secured Parties and their respective successors and assigns (provided that any successor to any Secured Obligations arising under any Hedge Contract is a Lender) and no Person (other than the parties hereto and such Secured Parties) shall have any rights hereunder.

         Section F. No Waiver. No failure on the part of the Depositary or the Agent or any of their nominees or representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof.

         Section G. Severability. If any provision of this Agreement or the application thereof shall be invalid or unenforceable to any extent, (a) the remainder of this Agreement and the application of such remaining provisions shall not be affected thereby and (b) each such remaining provision shall be enforced to the greatest extent permitted by law.

         Section H. Successors and Assigns. All covenants, agreements, representations and warranties in this Agreement by the Depositary, the Agent, the Guarantor and the Borrower shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

         Section I. Execution in Counterparts. This instru- ment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be duly executed as of the day and year first above written.

                                             CR BRIGGS CORPORATION,
                                               as Borrower

                                             By_________________________
                                               Name:
                                               Title:

                                             CANYON RESOURCES CORPORATION,
                                               as Guarantor

                                             By_________________________
                                               Name:
                                               Title:

                                             BANQUE PARIBAS, NEW YORK BRANCH,
                                               as Agent

                                             By_________________________
                                               Name:
                                               Title:

                                             By_________________________
                                               Name:
                                               Title:

                                             WILMINGTON TRUST COMPANY,
                                               as Depositary

                                             By_________________________
                                               Name:
                                               Title:

                                      -11-